                                                             File Nos. 333-64833
                                                                        811-8872

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 5

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 24

                            SEPARATE ACCOUNT VA-P OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                               440 Lincoln Street
                               Worcester MA 01653
              (Address of Depositor's Principal Executive Offices)
                                 (508) 855-1000
               (Depositor's Telephone Number, including Area Code)

                          Charles F. Cronin, Secretary
                First Allmerica Financial Life Insurance Company
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

               immediately upon filing pursuant to Paragraph (b) of Rule 485
         -----
           X   on May 1, 2001 pursuant to Paragraph (b) of Rule 485
         -----
               60 days after filing pursuant to Paragraph (a) (1) of Rule 485
         -----
               on (date) pursuant to Paragraph (a) (1) of Rule 485
         -----
               this post-effective amendment designates a new effective date for
         ----- a previously filed post-effective amendment

                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2000 was filed on or before March 30, 2001.

             CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                          ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.                   CAPTION IN PROSPECTUS
----------------                    ---------------------
1...................................Cover Page

2...................................Special Terms

3...................................Summary of Contract Features;  Summary of Fees and Expenses

4...................................Condensed Financial Information;  Performance Information

5...................................Description of the Companies, the Variable Accounts and the Underlying
                                    Investment Companies

6...................................Charges and Deductions

7...................................Description of the Contract

8...................................Electing the Form of Annuity and the Annuity Date; Description of Variable
                                    Annuity Payout Options; Annuity Benefit Payments

9...................................Death Benefit

10..................................Payments; Computation of Values; Distribution

11..................................Surrender; Withdrawals; Texas Optional Retirement Program

12..................................Federal Tax Considerations

13..................................Legal Matters

14..................................Statement of Additional Information-Table of Contents


FORM N-4 ITEM NO                    CAPTION IN STATEMENT OF ADDITIONAL  INFORMATION
-----------------                   -----------------------------------------------

15..................................Cover Page

16..................................Table of Contents

17..................................General Information and History

18..................................Services

19..................................Underwriters



FORM N-4 ITEM NO                    CAPTION IN STATEMENT OF ADDITIONAL  INFORMATION (CONT'D)
-----------------                   --------------------------------------------------------

20..................................Underwriters

21..................................Performance Information

22..................................Annuity Benefit Payments

23..................................Financial Statements

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about the Pioneer C-Vision variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except Hawaii and New York) and First Allmerica Financial Life Insurance Company in New York and Hawaii. The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information dated May 1, 2001 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by completing the attached request card or by calling Annuity Client Services at 1-800-688-9915. The Table of Contents of the Statement of Additional Information is listed on page 3 of this Prospectus. This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


The Variable Account, known as Separate Account VA-P is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option under this contract invests exclusively in shares of one of the following portfolios:


PIONEER VARIABLE CONTRACTS TRUST            AIM VARIABLE INSURANCE FUNDS
Pioneer America Income VCT Portfolio        AIM V.I. Aggressive Growth Fund
Pioneer Balanced VCT Portfolio              AIM V.I. Capital Appreciation Fund
Pioneer Emerging Markets VCT Portfolio
Pioneer Equity-Income VCT Portfolio         ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
Pioneer Europe VCT Portfolio                (CLASS B)
Pioneer Europe Select VCT Portfolio         Alliance Premier Growth Portfolio
Pioneer Fund VCT Portfolio                  Alliance Technology Portfolio
Pioneer Global Financials VCT Portfolio
Pioneer Global Health Care VCT Portfolio    DELAWARE GROUP PREMIUM FUND (SERVICE CLASS)
Pioneer Global Telecoms VCT Portfolio       DGPF Growth Opportunities Series
Pioneer Growth Shares VCT Portfolio         DGPF Select Growth Series
Pioneer High Yield VCT Portfolio
Pioneer International Growth VCT Portfolio  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Pioneer Mid-Cap Value VCT Portfolio         (CLASS 2)
Pioneer Money Market VCT Portfolio          FT VIP Franklin Small Cap Fund
Pioneer Real Estate Growth VCT Portfolio    FT VIP Templeton Asset Strategy Fund
Pioneer Science & Technology VCT Portfolio  FT VIP Templeton International Smaller Companies
Pioneer Small Company VCT Portfolio         Fund
Pioneer Strategic Income VCT Portfolio
Pioneer Swiss Franc Bond VCT Portfolio      VAN KAMPEN LIFE INVESTMENT TRUST
                                            Van Kampen LIT Emerging Growth Portfolio


The Fixed Account, which is part of the Company's General Account, is an investment option that pays an interest rate guaranteed for one year from the time a payment is received. Another investment option, the Guarantee Period Accounts, offers fixed rates of interest for specified periods ranging from 2 to 10 years. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account are held in the Company's Separate Account GPA (except in California where they are allocated to the General Account).


The Company offers a variety of fixed and variable annuity contracts. These other contracts may offer features, including investment options, fees and/or charges that are different from those in the contract offered by this Prospectus. The other contracts may be offered through different distributors. Upon request, your financial representative can show you information regarding other annuity contracts offered by the Company. You can also contact the Company directly to find out more about these annuity contracts.


THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               DATED MAY 1, 2001

                               TABLE OF CONTENTS

SPECIAL TERMS...............................................         4
SUMMARY OF FEES AND EXPENSES................................         6
SUMMARY OF CONTRACT FEATURES................................        13
DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS, AND THE
 UNDERLYING INVESTMENT COMPANIES............................        19
INVESTMENT OBJECTIVES AND POLICIES..........................        21
PERFORMANCE INFORMATION.....................................        23
DESCRIPTION OF THE CONTRACT.................................        25
  A. Payments...............................................        25
  B. Right to Cancel Individual Retirement Annuity..........        26
  C. Right to Cancel All Other Contracts....................        26
  D. Transfer Privilege.....................................        26
        Automatic Transfers and Automatic Account
        Rebalancing Options.................................        27
  E. Surrender..............................................        28
  F. Withdrawals............................................        28
        Systematic Withdrawals..............................        29
        Life Expectancy Distributions.......................        29
  G. Death Benefit..........................................        30
        Death of an Owner Prior to the Annuity Date.........        30
        Optional Enhanced Death Benefit Rider...............        30
        Payment of the Death Benefit........................        31
  H. The Spouse of the Owner as Beneficiary.................        31
  I. Assignment.............................................        31
  J. Electing the Form of Annuity and the Annuity Date......        32
  K. Description of Variable Annuity Payout Options.........        33
  L. Annuity Benefit Payments...............................        34
        Determination of the First Variable Annuity Benefit
        Payment.............................................        34
        The Annuity Unit....................................        35
        Determination of the Number of Annuity Units........        35
        Dollar Amount of Subsequent Variable Annuity Benefit
        Payments............................................        35
  M. Optional Minimum Guaranteed Annuity Payout (M-GAP)
    Rider...................................................        35
  N. NORRIS Decision........................................        37
  O. Computation of Values..................................        38
        The Accumulation Unit...............................        38
        Net Investment Factor...............................        38
CHARGES AND DEDUCTIONS......................................        39
  A. Variable Account Deductions............................        39
        Mortality and Expense Risk Charge...................        39
        Administrative Expense Charge.......................        39
        Other Charges.......................................        40
  B. Contract Fee...........................................        40
  C. Optional Benefit Rider Charges.........................        40
  D. Premium Taxes..........................................        40
  E. Transfer Charge........................................        41
GUARANTEE PERIOD ACCOUNTS...................................        42
FEDERAL TAX CONSIDERATIONS..................................        44
  A. General................................................        44
        The Company.........................................        44
        Diversification Requirements........................        44
        Investor Control....................................        44
  B. Qualified and Non-Qualified Contracts..................        45

  C. Taxation of the Contract in General....................        45
        Withdrawals Prior to Annuitization..................        45
        Annuity Payouts After Annuitization.................        45
        Penalty on Distribution.............................        45
        Assignments or Transfers............................        46
        Nonnatural Owners...................................        46
        Deferred Compensation Plans of State and Local
        Governments and Tax-Exempt Organizations............        46
  D. Tax Withholding........................................        47
  E. Provisions Applicable to Qualified Employer Plans......        47
        Self-Employed Pension and Profit Sharing Plans......        47
        Individual Retirement Annuities.....................        47
        Tax-Sheltered Annuities.............................        48
        Texas Optional Retirement Program...................        48
STATEMENTS AND REPORTS......................................        48
LOANS (QUALIFIED CONTRACTS ONLY)............................        48
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........        49
CHANGES TO COMPLY WITH LAW AND AMENDMENTS...................        50
VOTING RIGHTS...............................................        50
DISTRIBUTION................................................        50
LEGAL MATTERS...............................................        51
FURTHER INFORMATION.........................................        51
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED A............       A-1
APPENDIX B -- THE MARKET VALUE ADJUSTMENT...................       B-1
APPENDIX C -- CONDENSED FINANCIAL INFORMATION...............       C-1

                 STATEMENT OF ADDITIONAL INFORMATION
                          TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY.............................         2
TAXATION OF THE CONTRACTS, THE VARIABLE ACCOUNT AND THE
 COMPANY....................................................         3
SERVICES....................................................         3
UNDERWRITERS................................................         3
ANNUITY BENEFIT PAYMENTS....................................         4
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING)
 PROGRAM....................................................         6
PERFORMANCE INFORMATION.....................................         6
FINANCIAL STATEMENTS........................................       F-1

                                 SPECIAL TERMS

ACCUMULATED VALUE: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a unit of measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract whose life is used to determine the duration of annuity benefit payments involving a life contingency. Joint Annuitants are permitted and, unless otherwise indicated, any reference to Annuitant shall include Joint Annuitants.

ANNUITY DATE: the date on which annuity benefit payments begin. This date may not be later than the first day of the month before the Owner's 99th birthday.

ANNUITY UNIT: a unit of measure used to calculate the value of the periodic annuity benefit payments under the Contract.

COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to Allmerica Financial Life Insurance and Annuity Company for contracts issued in all jurisdictions except Hawaii and New York and exclusively to First Allmerica Financial Life Insurance Company for contracts issued in Hawaii and New York.


CUMULATIVE EARNINGS: the Accumulated Value reduced by total payments not previously withdrawn.


FIXED ACCOUNT: an investment option under the Contract that guarantees principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT: an annuity payout option providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited to a Guarantee Period Account.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment to earnings in the Guarantee Period Account assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU): the person, persons or entity entitled to exercise the rights and privileges under the Contract. Joint Owners are permitted if one of the two is the Annuitant and, unless otherwise indicated, any reference to Owner shall include joint Owners.


SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Portfolio.

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any applicable Contract fee, rider charge and Market Value Adjustment.


UNDERLYING PORTFOLIOS (PORTFOLIOS): an investment portfolio of the Pioneer Variable Contracts Trust ("Pioneer VCT"), AIM Variable Insurance Funds ("AVIF"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Delaware Group Premium Fund ("DGPF"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), or Van Kampen Life Investment Trust ("Van Kampen").


VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Portfolios is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Portfolio's portfolio securities such that the current unit value of the Sub-Accounts may be affected materially.

VARIABLE ACCOUNT: Separate Account VA-P, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of certain of the Underlying Portfolios.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will bear under the Pioneer C-Vision Contract. The purpose of the following tables is to assist you in understanding these fees and expenses. The tables show (1) charges under the Contract, (2) annual expenses of the Sub-Accounts and (3) annual expenses of the Underlying Portfolios. In addition to the charges and expenses described below, premium taxes are applicable in some states and are deducted as described under "D. Premium Taxes" under CHARGES AND DEDUCTIONS.

                                                                   CHARGE
(1) CONTRACT CHARGES:                                              ------
                                                                    None
SALES CHARGE IMPOSED ON PAYMENTS:

SURRENDER CHARGE:                                                   None

TRANSFER CHARGE:                                                    None
  The Company currently makes no charge for processing
  transfers and guarantees that the first 12 transfers in a
  Contract year will not be subject to a transfer charge.
  For each subsequent transfer, the Company reserves the
  right to assess a charge, guaranteed never to exceed $25,
  to reimburse the Company for the costs of processing the
  transfer.

ANNUAL CONTRACT FEE:                                               $35*
  During the accumulation phase, the fee is deducted
  annually and upon surrender when Accumulated Value is less than $75,000.

*This fee may vary by state. See your Contract for more information.

OPTIONAL RIDER CHARGES:
  Under the following riders, 1/12th of the annual charge is deducted pro-rata on a monthly basis at the end of each
  month and, if applicable, at termination of the rider. The charge on an annual basis as a percentage of the
  Accumulated Value is:
    Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider       0.25%
      with a ten-year waiting period:
    Optional Minimum Guaranteed Annuity Payout Rider (M-GAP)       0.15%
      with a fifteen year waiting period:
    Optional Enhanced Death Benefit Rider:                         0.25%

(2) ANNUAL SUB-ACCOUNT EXPENSES:
  (on an annual basis as percentage of average daily net
  assets)
  MORTALITY AND EXPENSE RISK CHARGE:                               1.25%
  ADMINISTRATIVE EXPENSE CHARGE:                                   0.15%
                                                                   ------
  TOTAL ANNUAL EXPENSES:                                           1.40%

(3) ANNUAL UNDERLYING PORTFOLIO EXPENSES:


Total expenses of the Underlying Portfolios are not fixed or specified under the terms of the Contract and will vary from year to year. The levels of fees and expenses also vary among the Underlying Portfolios. The following table shows the expenses of the Underlying Portfolios as a percentage of average net assets for the year ended December 31, 2000, as adjusted for any material changes.



                                                                            OTHER EXPENSES      TOTAL PORTFOLIO
                                          MANAGEMENT FEE     SERVICE FEES     (AFTER ANY            EXPENSES
                                            (AFTER ANY            OR        REIMBURSEMENTS/   (AFTER ANY WAIVERS/
UNDERLYING PORTFOLIO                    VOLUNTARY WAIVERS)   12B-1 FEES*       WAIVERS)         REIMBURSEMENTS)
--------------------                    ------------------   ------------   ---------------   --------------------
Pioneer America Income VCT
 Portfolio............................        0.55%             0.00%            0.29%         0.84%(1)(2)
Pioneer Balanced VCT Portfolio........        0.65%             0.00%            0.17%         0.82%
Pioneer Emerging Markets VCT
 Portfolio............................        0.36%             0.00%            1.43%         1.79%(2)(3)
Pioneer Equity-Income VCT Portfolio...        0.65%             0.00%            0.06%         0.71%
Pioneer Europe VCT Portfolio..........        0.93%             0.55%            0.00%         1.48%(3)
Pioneer Europe Select VCT
 Portfolio**..........................        0.00%             0.00%            1.50%         1.50%
Pioneer Fund VCT Portfolio............        0.65%             0.00%            0.04%         0.69%(1)
Pioneer Global Financials VCT
 Portfolio**..........................        0.00%             0.00%            1.25%         1.25%
Pioneer Global Health Care VCT
 Portfolio**..........................        0.00%             0.00%            1.25%         1.25%
Pioneer Global Telecoms VCT
 Portfolio**..........................        0.00%             0.00%            1.25%         1.25%
Pioneer Growth Shares VCT Portfolio...        0.70%             0.00%            0.03%         0.73%(1)
Pioneer High Yield VCT Portfolio***...        0.00%             0.00%            1.25%         1.25%(3)
Pioneer International Growth VCT
 Portfolio............................        1.00%             0.00%            0.25%         1.25%(1)
Pioneer Mid-Cap Value VCT Portfolio...        0.65%             0.00%            0.12%         0.77%
Pioneer Money Market VCT Portfolio....        0.50%             0.00%            0.26%         0.76%(1)(2)
Pioneer Real Estate Growth VCT
 Portfolio............................        0.80%             0.00%            0.30%         1.10%(1)
Pioneer Science & Technology VCT
 Portfolio***.........................        0.50%             0.00%            0.75%         1.25%(3)
Pioneer Small Company VCT
 Portfolio****........................        0.65%             0.00%            0.60%         1.25%
Pioneer Strategic Income VCT
 Portfolio............................        0.00%             0.00%            1.30%         1.30%(2)(3)
Pioneer Swiss Franc Bond VCT
 Portfolio............................        0.65%             0.00%            0.27%         0.92%(1)
AIM V.I. Aggressive Growth Fund.......        0.80%             0.00%            0.46%         1.26%(4)
AIM V.I. Capital Appreciation Fund....        0.61%             0.00%            0.21%         0.82%
Alliance Premier Growth Portfolio
 (Class B)............................        1.00%             0.25%            0.05%         1.30%
Alliance Technology Portfolio
 (Class B)............................        0.97%             0.25%            0.09%         1.31%(5)
DGPF Growth Opportunities
 Series (Service Class)...............        0.75%             0.15%            0.09%         0.99%(6)
DGPF Select Growth Series (Service
 Class)...............................        0.68%             0.15%            0.16%         0.99%(7)
FT VIP Franklin Small Cap Fund
 (Class 2)............................        0.53%             0.25%            0.28%         1.06%(8)(9)(10)
FT VIP Templeton Asset Strategy Fund
 (Class 2)............................        0.60%             0.25%            0.22%         1.07%(8)
FT VIP Templeton International Smaller
 Companies Fund.......................        0.85%             0.25%            0.26%         1.36%(8)
Van Kampen LIT Emerging Growth
 Portfolio............................        0.69%             0.00%            0.06%         0.75%



*The Company may receive service fees or 12b-1 fees from the Underlying Portfolios in return for providing certain services. In addition, the Company may receive fees from the investment advisers or other service providers for providing such services.



**Portfolios commenced operations on May 1, 2001; therefore expenses shown are estimated. For the fiscal year ending December 31, 2001, assuming no voluntary limitations, total expenses attributable to Class I shares as a percentage of average daily net assets are estimated to be 2.52% for the Pioneer Europe Select VCT Portfolio and 2.27% for each of the Pioneer Global Financials, Pioneer Global Health Care and Pioneer Global Telecoms VCT Portfolios.

***Portfolios commenced operations on May 1, 2000; therefore expenses shown are annualized.



****Portfolio commenced operations on January 22, 2001; therefore expenses shown are estimated. For the fiscal year ending December 31, 2001, assuming no voluntary limitations, total expenses attributable to Class I shares as a percentage of average daily net assets are estimated to be 1.35% for the Pioneer Small Company VCT Portfolio.



(1)Pioneer has agreed voluntarily through December 31, 2001 to limit its management fee and/or reimburse each portfolio for expenses to the extent that total expenses attributable to Class I shares will not exceed 1.50% for the Pioneer International Growth VCT Portfolio; 1.25% for the Pioneer America Income VCT Portfolio, Pioneer Growth Shares VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer Real Estate Growth VCT Portfolio and Pioneer Swiss Franc Bond VCT Portfolio; and 1.00% for the Pioneer Money Market VCT Portfolio. The total operating expenses attributable to Class I shares of these portfolios were less than their respective expense limitations during 2000. The declaration of a voluntary limitation and/or reimbursement in any year does not bind Pioneer Investment Management, Inc. ("Pioneer") to declare further expense limitations with respect to these portfolios. These limitations/waivers may be terminated with notice.



(2)Total expenses are gross of amounts paid in connection with certain expense offset arrangements. Assuming reduction for expense offset arrangements, total operating expenses attributable to Class I shares for the fiscal year ended December 31, 2000, were 0.81% for the Pioneer America Income VCT Portfolio, 1.75% for the Pioneer Emerging Markets VCT Portfolio, 0.75% for the Pioneer Money Market VCT Portfolio and 1.25% for the Pioneer Strategic Income VCT Portfolio.



(3)Pioneer has agreed voluntarily through December 31, 2001 to limit its management fee and/or reimburse each portfolio for expenses to the extent that total expenses attributable to Class I shares will not exceed 1.75% for the Pioneer Emerging Markets VCT Portfolio, 1.50% for the Pioneer Europe VCT Portfolio, and 1.25% for the Pioneer High Yield VCT Portfolio, Pioneer Science & Technology VCT Portfolio and Pioneer Strategic Income VCT Portfolio. The declaration of a voluntary limitation and/or reimbursement in any year does not bind Pioneer to declare further expense limitations with respect to these portfolios. These limitations/ waivers may be terminated with notice.



Excluding certain offset arrangements, but after the effect of the voluntary limitations, expenses attributable to Class I shares would have been 1.79% for the Pioneer Emerging Markets VCT Portfolio and 1.30% for the Pioneer Strategic Income VCT Portfolio. For the fiscal year ended December 31, 2000, assuming no voluntary limitations and no expense offset arrangements, portfolio expenses as a percentage of average daily net assets attributable to Class I shares were 2.45% for the Pioneer Emerging Markets VCT Portfolio, 1.55% for the Pioneer Europe VCT Portfolio, 2.35% for the Pioneer High Yield VCT Portfolio, 2.11% for the Pioneer Science & Technology VCT Portfolio and 2.97% for the Pioneer Strategic Income VCT Portfolio.



(4)Expenses have been restated to reflect current fees.



(5)Prior to May 1, 2000, the Advisor of Alliance Technology Portfolio agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit Total Operating Expenses on an annual basis to 1.20% of the average daily net assets. Effective May 1, 2000 the Advisor determined not to extend the expense limitation undertaking of the Portfolio. Absent any waiver or reimbursement the Total Operating Expenses would have been 1.33%.



(6)Service Class inception is May 1, 2000. Expenses shown are based on annualized amounts. The investment advisor for the DGPF Growth Opportunities Series is Delaware Management Company ("Delaware Management"). Effective May 1, 2001 through October 31, 2001, the investment advisor has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses, exclusive of 12b-1 fees, will not exceed 0.85%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). The declaration of a voluntary expense limitation does not bind Delaware Management to declare future expense limitations with respect to this Series.



(7)Service Class inception is May 1, 2000. Expenses shown are based on annualized amounts. Effective May 1, 2001 through October 31, 2001, the investment advisor, Delaware Management Company, has voluntarily agreed to waive its management fee and reimburse the DGPF Select Growth Series for expenses to the extent that total expenses will not exceed 0.85%, exclusive of the 12b-1fee. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Without the waiver and reimbursement arrangement and including the 12b-1 fee at its current level, total annual operating expenses for the Series would have been 1.06%. The declaration of a voluntary expense limitation does not bind Delaware Management to declare future expense limitations with respect to this Series.



Through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. The total operating expenses, after reimbursement, were 0.98% for DGPF Select Growth Series.



(8)The Fund's class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.



(9)Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective
May 1, 2000.



(10)The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in FT VIP Franklin Templeton Money Fund.This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Including this reduction the Total Operating Expenses were 1.02%.


The Underlying Portfolio information above was provided by the Underlying Portfolios and was not independently verified by the Company.


EXPENSE EXAMPLES: The following examples demonstrate the cumulative expenses which an Owner would pay during the accumulation phase at 1-year, 3-year, 5-year, and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets. The examples further assume the Underlying Portfolio expenses, including any waivers/reimbursements, listed above remain the same in each of the 1, 3, 5 and 10-year intervals. As required by rules of the Securities and Exchange Commission ("SEC"), the Contract fee has been reflected in the examples by a method intended to show the "average" impact of the Contract fee on an investment in the Variable Account. The total Contract fees collected by the Company under the Contracts are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.04%, and the amount of the Contract fee is assumed to be $0.40 in the examples. The Contract fee is deducted only when the accumulated value is less than $75,000. The Contract fee is not deducted after annuitization.


THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(1) At the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and no optional benefit riders(1):


PORTFOLIO                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------                                                    --------   --------   --------   --------
Pioneer America Income VCT Portfolio.......................    $23        $70        $120       $258
Pioneer Balanced VCT Portfolio.............................    $23        $70        $119       $256
Pioneer Emerging Markets VCT Portfolio.....................    $32        $99        $167       $350
Pioneer Equity-Income VCT Portfolio........................    $22        $66        $114       $245
Pioneer Europe VCT Portfolio...............................    $29        $89        $152       $321
Pioneer Europe Select VCT Portfolio........................    $29        $90        $153       $323
Pioneer Fund VCT Portfolio.................................    $21        $66        $113       $243
Pioneer Global Financials VCT Portfolio....................    $27        $83        $141       $299
Pioneer Global health Care VCT Portfolio...................    $27        $83        $141       $299
Pioneer Global Telecoms VCT Portfolio......................    $27        $83        $141       $299
Pioneer Growth Shares VCT Portfolio........................    $22        $67        $115       $247
Pioneer High Yield VCT Portfolio...........................    $27        $83        $141       $299
Pioneer International Growth VCT Portfolio.................    $27        $83        $141       $299
Pioneer Mid-Cap Value VCT Portfolio........................    $22        $68        $117       $251
Pioneer Money Market VCT Portfolio.........................    $22        $68        $116       $250
Pioneer Real Estate Growth VCT Portfolio...................    $25        $78        $133       $284
Pioneer Science & Technology VCT Portfolio.................    $27        $83        $141       $299
Pioneer Small Company VCT Portfolio........................    $27        $83        $141       $299
Pioneer Strategic Income VCT Portfolio.....................    $27        $84        $143       $304
Pioneer Swiss Franc Bond VCT Portfolio.....................    $24        $73        $124       $266
AIM V.I. Aggressive Growth Fund............................    $27        $83        $141       $300
AIM V.I. Capital Appreciation Fund.........................    $23        $70        $119       $256
Alliance Premier Growth Portfolio..........................    $27        $84        $143       $304
Alliance Technology Portfolio..............................    $28        $84        $144       $305
DGPF Growth Opportunities Series...........................    $24        $75        $128       $273
DGPF Select Growth Series..................................    $24        $75        $128       $273
FT VIP Franklin Small Cap Fund.............................    $25        $77        $131       $280
FT VIP Templeton Asset Strategy Fund.......................    $25        $77        $132       $281
FT VIP Templeton International Smaller Companies Fund......    $28        $86        $146       $309
Van Kampen LIT Emerging Growth Portfolio...................    $22        $68        $116       $249

(2) At the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and election of either an optional Enhanced Death Benefit Rider or an optional Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:


PORTFOLIO                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------                                                    --------   --------   --------   --------
Pioneer America Income VCT Portfolio.......................    $25        $ 78       $133       $283
Pioneer Balanced VCT Portfolio.............................    $25        $ 77       $132       $281
Pioneer Emerging Markets VCT Portfolio.....................    $35        $106       $179       $373
Pioneer Equity-Income VCT Portfolio........................    $24        $ 74       $126       $270
Pioneer Europe VCT Portfolio...............................    $32        $ 97       $164       $344
Pioneer Europe Select VCT Portfolio........................    $32        $ 97       $165       $346
Pioneer Fund VCT Portfolio.................................    $24        $ 73       $125       $268
Pioneer Global Financials VCT Portfolio....................    $29        $ 90       $153       $323
Pioneer Global Health Care VCT Portfolio...................    $29        $ 90       $153       $323
Pioneer Global Telecoms VCT Portfolio......................    $29        $ 90       $153       $323
Pioneer Growth Shares VCT Portfolio........................    $24        $ 74       $127       $272
Pioneer High Yield VCT Portfolio...........................    $29        $ 90       $153       $323
Pioneer International Growth VCT Portfolio.................    $29        $ 90       $153       $323
Pioneer Mid-Cap Value VCT Portfolio........................    $25        $ 76       $129       $276
Pioneer Money Market VCT Portfolio.........................    $25        $ 75       $129       $275
Pioneer Real Estate Growth VCT Portfolio...................    $28        $ 86       $146       $308
Pioneer Science & Technology VCT Portfolio.................    $29        $ 90       $153       $323
Pioneer Small Company VCT Portfolio........................    $29        $ 90       $153       $323
Pioneer Strategic Income VCT Portfolio.....................    $30        $ 92       $156       $328
Pioneer Swiss Franc Bond VCT Portfolio.....................    $26        $ 80       $137       $291
AIM V.I. Aggressive Growth Fund............................    $30        $ 90       $154       $324
AIM V.I. Capital Appreciation Fund.........................    $25        $ 77       $132       $281
Alliance Premier Growth Portfolio..........................    $30        $ 92       $156       $328
Alliance Technology Portfolio..............................    $30        $ 92       $156       $328
DGPF Growth Opportunities Series...........................    $27        $ 82       $140       $298
DGPF Select Growth Series .................................    $27        $ 82       $140       $298
FT VIP Franklin Small Cap Fund.............................    $28        $ 84       $144       $305
FT VIP Templeton Asset Strategy Fund.......................    $28        $ 85       $144       $306
FT VIP Templeton International Smaller Companies Fund......    $31        $ 93       $159       $333
Van Kampen LIT Emerging Growth Portfolio...................    $24        $ 75       $128       $274

(3) At the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and election of both an optional Enhanced Death Benefit Rider and an optional Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:


PORTFOLIO                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------                                                    --------   --------   --------   --------
Pioneer America Income VCT Portfolio.......................    $28        $ 85       $145       $307
Pioneer Balanced VCT Portfolio.............................    $28        $ 85       $144       $306
Pioneer Emerging Markets VCT Portfolio.....................    $37        $113       $191       $395
Pioneer Equity-Income VCT Portfolio........................    $27        $ 81       $139       $295
Pioneer Europe VCT Portfolio...............................    $34        $104       $176       $367
Pioneer Europe Select VCT Portfolio........................    $34        $105       $177       $369
Pioneer Fund VCT Portfolio.................................    $26        $ 81       $138       $293
Pioneer Global Financials VCT Portfolio....................    $32        $ 97       $165       $346
Pioneer Global Health Care VCT Portfolio...................    $32        $ 97       $165       $346
Pioneer Global Telecoms VCT Portfolio......................    $32        $ 97       $165       $346
Pioneer Growth Shares VCT Portfolio........................    $27        $ 82       $140       $297
Pioneer High Yield VCT Portfolio...........................    $32        $ 97       $165       $346
Pioneer International Growth VCT Portfolio.................    $32        $ 97       $165       $346
Pioneer Mid-Cap Value VCT Portfolio........................    $27        $ 83       $142       $301
Pioneer Money Market VCT Portfolio.........................    $27        $ 83       $141       $300
Pioneer Real Estate Growth VCT Portfolio...................    $30        $ 93       $158       $332
Pioneer Science & Technology VCT Portfolio.................    $32        $ 97       $165       $346
Pioneer Small Company VCT Portfolio........................    $32        $ 97       $165       $346
Pioneer Strategic Income VCT Portfolio.....................    $32        $ 99       $168       $351
Pioneer Swiss Franc Bond VCT Portfolio.....................    $29        $ 88       $149       $315
AIM V.I. Aggressive Growth Fund............................    $32        $ 98       $166       $347
AIM V.I. Capital Appreciation Fund.........................    $28        $ 85       $144       $306
Alliance Premier Growth Portfolio..........................    $32        $ 99       $168       $351
Alliance Technology Portfolio..............................    $33        $ 99       $168       $352
DGPF Growth Opportunities Series...........................    $29        $ 90       $153       $322
DGPF Select Growth Series .................................    $29        $ 90       $153       $322
FT VIP Franklin Small Cap Fund.............................    $30        $ 92       $156       $328
FT VIP Templeton Asset Strategy Fund.......................    $30        $ 92       $157       $329
FT VIP Templeton International Smaller Companies Fund......    $33        $101       $171       $356
Van Kampen LIT Emerging Growth Portfolio...................    $27        $ 83       $141       $299


(1) If the Minimum Guaranteed Annuity Payout (M-GAP) Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in your Contract.

                          SUMMARY OF CONTRACT FEATURES

WHAT IS THE PIONEER C-VISION VARIABLE ANNUITY?

The Pioneer C-Vision variable annuity contract ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

    - a customized investment portfolio;

    - experienced professional investment advisers;

    - tax deferral on earnings;

    - guarantees that can protect your family during the accumulation phase;

    - income payments that you can receive for life;

    - issue age up to the 90th birthday of the oldest Owner or Annuitant.


The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, you may allocate your initial payment and any additional payments you choose to make among the available Sub-Accounts investing in the Underlying Portfolios (you may utilize up to seventeen Sub-Accounts at any one time, in addition to the Pioneer Money Market VCT Portfolio), to the Guarantee Period Accounts, and to the Fixed Account (collectively "the investment options.") You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Portfolios and any accumulations in the Guarantee Period and Fixed Accounts. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of the Annuitant's death. See discussion below: WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?


WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, you, or the payee you designate, can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Underlying Portfolios, fixed annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

    - periodic payments for the Annuitant's lifetime;

    - periodic payments for the Annuitant's life and the life of another person selected by you;

    - periodic payments for the Annuitant's lifetime with any remaining guaranteed payments continuing in the event that the Annuitant dies before the end of ten years;

    - periodic payments over a specified number of years (1 to 30). Under the fixed version of this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option. Variable period certain options are automatically commutable.

An optional Minimum Guaranteed Annuity Payout (M-GAP) Rider is available during the accumulation phase in most jurisdictions for a separate monthly charge. If elected, the Rider provides a guaranteed minimum amount of income after the specified waiting period under a life contingent fixed annuity payout option, subject to certain conditions. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed annuity option rates listed under the Annuity Option Tables in your Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

    (a) The Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Contract anniversary that the M-GAP Benefit Base is being determined;

    (b) The Accumulated Value on the effective date of the Rider compounded daily at an effective annual yield of 5% plus gross payments made thereafter compounded daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

    (c) The highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after positive adjustments have been made for subsequent withdrawals and any positive Market Value Adjustment, if applicable, and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

                            amount of the withdrawal
                ------------------------------------------------
             Accumulated Value immediately prior to the withdrawal

For more details, see "M. Optional Minimum Guaranteed Annuity Payout (M-GAP)Rider" under DESCRIPTION OF THE CONTRACT.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, Allmerica Financial Life Insurance and Annuity Company (for contracts issued in all jurisdictions except Hawaii and New York) or First Allmerica Financial Life Insurance Company (for contracts issued in Hawaii and New York). Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two must be an Annuitant), an Annuitant (or an Annuitant and a Joint Annuitant) and one or more beneficiaries. As Owner, you make payments, choose investment allocations, receive annuity benefit payments (or designate someone else to receive annuity benefit payments) and select the Annuitant and beneficiary. When a Contract is jointly owned, the consent of both Owners is required in order to exercise any ownership rights. The Annuitant is the individual whose life is used to measure the duration of annuity benefit payments involving a life contingency. An Annuitant may be changed at any time after issue of the Contract and prior to the Annuity Date, unless (1) the Owner is a nonnatural person or (2) you are taking life expectancy distributions. For more information about life expectancy distributions, see "F. Withdrawals." At all times there must be at least one Annuitant. If an Annuitant dies and a replacement is not named, you will become the new Annuitant. The beneficiary is the person, persons or entity entitled to the death benefit prior to the Annuity Date and who, under certain circumstances, may be entitled to annuity benefit payments upon the death of an Owner on or after the Annuity Date.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of payments are flexible, subject only to a $25,000 minimum for the initial payment and a $100 minimum for any additional payments. In addition, a minimum of $1,000 is always required to establish a Guarantee Period Account.

WHAT ARE MY INVESTMENT CHOICES?


Prior to the Annuity Date, you may allocate payments among one or more of the Sub-Accounts investing in the Underlying Portfolios (up to a total of seventeen at any one time, in addition to the Pioneer Money Market VCT Portfolio), the Guarantee Period Accounts and the Fixed Account.

THE VARIABLE ACCOUNT. You have a choice of Sub-Accounts investing in the following thirty Underlying Portfolios:


Pioneer America Income VCT Portfolio           Pioneer Real Estate Growth VCT Portfolio
Pioneer Balanced VCT Portfolio                 Pioneer Science & Technology VCT Portfolio
Pioneer Emerging Markets VCT Portfolio         Pioneer Small Company VCT Portfolio
Pioneer Equity-Income VCT Portfolio            Pioneer Strategic Income VCT Portfolio
Pioneer Europe VCT Portfolio                   Pioneer Swiss Franc Bond VCT Portfolio
Pioneer Europe Select VCT Portfolio            AIM V.I. Aggressive Growth Fund
Pioneer Fund VCT Portfolio                     AIM V.I. Capital Appreciation Fund
Pioneer Global Financials VCT Portfolio        Alliance Premier Growth Portfolio
Pioneer Global Health Care VCT Portfolio       Alliance Technology Portfolio
Pioneer Global Telecoms VCT Portfolio          DGPF Growth Opportunities Series
Pioneer Growth Shares VCT Portfolio            DGPF Select Growth Series
Pioneer High Yield VCT Portfolio               FT VIP Franklin Small Cap Fund
Pioneer International Growth VCT               FT VIP Templeton Asset Strategy Fund
  Portfolio                                    FT VIP Templeton International Smaller
Pioneer Mid-Cap Value VCT Portfolio            Companies Fund
Pioneer Money Market VCT Portfolio             Van Kampen LIT Emerging Growth Portfolio


Each Underlying Portfolio operates pursuant to different investment objectives and this range of investment options enables you to allocate your money among the Underlying Portfolios to meet your particular investment needs.

FOR A MORE DETAILED DESCRIPTION OF THE UNDERLYING PORTFOLIOS, SEE INVESTMENT OBJECTIVES AND POLICIES.

GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account, except in California where assets are held in the Company's General Account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the GPA after application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see GUARANTEE PERIOD ACCOUNTS.

THE GUARANTEE PERIOD ACCOUNTS AND/OR SOME OF THE SUB-ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

FIXED ACCOUNT. The Fixed Account is part of the General Account which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account is guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

WHO ARE THE INVESTMENT ADVISERS OF THE UNDERLYING PORTFOLIOS?


Pioneer Investment Management, Inc. is the investment adviser to each Portfolio of Pioneer Variable Contracts Trust. A I M Advisors, Inc. is the investment adviser for the AIM V.I. Capital Apprecation Fund of AIM Variable Insurance Funds. Alliance Capital Management, L.P. serves as the investment adviser to the Alliance Premier Growth Portfolio and Alliance Technology Portfolio of Alliance Variable Products Series Fund, Inc. Delaware Management Company is the investment adviser for the DGPF Growth Opportunities Series and DGPF Select Growth Series of Delaware Group Premium Fund. The investment adviser for FT VIP Franklin Small Cap Fund is Franklin Advisers, Inc. Templeton Investment
Counsel, Inc. is the adviser to the FT VIP Templeton Asset Strategy Fund and the FT VIP Templeton International Smaller Companies Fund of Franklin Templeton Variable Insurance Products Trust. The invesment adviser for the Van Kampen LIT Emerging Growth Portfolio of the Van Kampen Life Investment Trust is Van Kampen Asset Management Inc.


CAN I MAKE TRANSFERS AMONG THE INVESTMENT CHOICES?


Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts, the Guarantee Period Accounts, and the Fixed Account. Transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Pioneer Money Market VCT Portfolio, are utilized at any one time. You will incur no current taxes on transfers while your money remains in the Contract. The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge, but reserves the right to assess a processing charge guaranteed never to exceed $25. See "D. Transfer Privilege" under DESCRIPTION OF THE CONTRACT.


You also may elect at no additional charge Automatic Transfers (Dollar Cost Averaging) to gradually move money to one or more of the Underlying Portfolios or Automatic Account Rebalancing to ensure assets remain allocated according to your designated percentage allocation mix.

WHAT IF I NEED MY MONEY BEFORE THE ANNUITY PAYOUT PHASE BEGINS?

You may surrender your Contract or make withdrawals any time before the annuity payout phase begins. A 10% tax penalty may apply on all amounts deemed to be income if you are under age 59 1/2. (A Market Value Adjustment, which may increase or decrease the value of the account, may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

If you or a Joint Owner (or an Annuitant in the event that the Owner is a nonnatural person) should die before the Annuity Date, a death benefit will be paid to the beneficiary. The standard death benefit will be equal to the greater of:

    - The Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment; or

    - Gross payments, decreased proportionately to reflect withdrawals (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal, multiplied by the withdrawal amount, and divided by the Accumulated Value immediately prior to the withdrawal).

If you are under age 89, you may elect an optional Enhanced Death Benefit Rider at issue for a separate monthly charge. See "G. Death Benefit" under DESCRIPTION OF THE CONTRACT. Under the Enhanced Death Benefit Rider:

I. If an Owner (or an Annuitant if the Owner is a nonnatural person) dies before the Annuity Date and before the oldest Owner's 90th birthday, the death benefit will be equal to the greatest of:

    (a) the Accumulated Value on the Valuation Date the Company receives proof of death, increased by any positive Market Value Adjustment; or

    (b) gross payments compounded daily at an effective annual yield of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals (in Hawaii and New York the 5% compounding is not available; therefore, (b) equals gross payments decreased proportionately to reflect withdrawals); or

    (c) the highest Accumulated Value on any prior Contract anniversary, as increased for any positive Market Value Adjustment and subsequent payments and decreased proportionately for subsequent withdrawals.

The (c) value is determined on each Contract anniversary. A snapshot is taken of the current (a) value and compared to snapshots taken of the (a) value on all prior Contract anniversaries, after all of the (a) values have been adjusted to reflect subsequent payments and decreased proportionately for subsequent withdrawals. The highest of all of these adjusted (a) values then becomes the
(c) value. This (c) value becomes the floor below which the death benefit will not drop and is locked-in until the next Contract anniversary. The values of
(b) and (c) will be decreased proportionately if withdrawals are taken.

II. If an Owner (or an Annuitant if the Owner is a nonnatural person) dies before the Annuity Date but on or after the oldest Owner's 90th birthday, the death benefit will be equal to the greater of:

    (a) the Accumulated Value on the Valuation Date the Company receives proof of death, increased by any positive Market Value Adjustment; or

    (b) the death benefit, as calculated under I above, that would have been payable on the Contract anniversary immediately prior to the oldest Owner's 90th birthday, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value on a Contract anniversary or upon surrender is less than $75,000, the Company will deduct a $35 Contract fee from your Contract. (This fee may vary by state. See your Contract for more information.)

A deduction for state and local premium taxes, if any, may be made as described in "D. Premium Taxes" under CHARGES AND DEDUCTIONS.

The Company will deduct on a daily basis, an annual Mortality and Expense Risk Charge and Administrative Expense Charge equal to 1.25% and 0.15%, respectively, of the average daily net assets invested in each Underlying Portfolio. The Portfolios will incur certain management fees and expenses that are described in "Other Charges" under "A. Variable Account Deductions" and in the prospectuses of the Underlying Portfolios which accompany this Prospectus. These charges vary among the Underlying Portfolios and may change from year to year. In addition, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Portfolios. For more specific information regarding the existence and effect of any waivers/reimbursements see "Annual Underlying Portfolio Expenses" under the SUMMARY OF FEES AND EXPENSES section.

Subject to state availability, optional benefit riders are currently available for an additional charge equal to an annual rate of 0.25% for a Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period, 0.15% for a Minimum Guaranteed Annuity Payout (M-GAP) Rider with a fifteen-year waiting period and 0.25% for an Enhanced Death Benefit Rider. This charge is deducted from the Contract's Accumulated Value on the last day of each month within which the Rider has been in effect and, if applicable, on the date the Rider is terminated. For more information, see "G. Death Benefit" and "M. Optional Minimum Guaranteed

Annuity Payout (M-GAP) Rider" under DESCRIPTION OF THE CONTRACT and see "C. Optional Benefit Rider Charges" under CHARGES AND DEDUCTIONS.

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. (There may be a longer period in certain states; see the "Right to Examine" provision on the cover of your Contract.) If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted.) However, if state law requires, or if the Contract was issued as an Individual Retirement Annuity (IRA) you will generally receive a refund of your entire payment. (In certain states this refund may be the greater of (1) your entire payment or
(2) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts, plus any fees or charges previously deducted.) See "B. Right to Cancel Individual Retirement Annuity" and "C. Right to Cancel All Other Contracts" under DESCRIPTION OF THE CONTRACT.

              DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS,
                    AND THE UNDERLYING INVESTMENT COMPANIES


THE COMPANIES. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000. Allmerica Financial is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, Allmerica Financial is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2000, Allmerica Financial had over $18 billion in assets and over $27 billion of life insurance in force.


Effective October 1, 1995, Allmerica Financial changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. Allmerica Financial is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").


First Allmerica Financial Life Insurance Company ("First Allmerica"), organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 2000, First Allmerica and its subsidiaries had over $24 billion in combined assets and over $34 billion of life insurance in force. Effective October 16, 1995, First Allmerica converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. First Allmerica is a wholly owned subsidiary of AFC. First Allmerica's principal office ("Principal Office") is located at 440 Lincoln Street, Worcester MA 01653, telephone 508-855-1000.


First Allmerica is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, First Allmerica is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Both companies are charter members of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.


THE VARIABLE ACCOUNTS. Each Company maintains a separate account called Separate Account VA-P (the "Variable Account"). The Variable Account of Allmerica Financial was authorized by vote of the Board of Directors of the Company on October 27, 1994. The Variable Account of First Allmerica was authorized by the vote of the Board of Directors of the Company on August 20, 1991. Each Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act"). This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts or the Company by the SEC.


Separate Account VA-P is a separate investment account of the Company. The assets used to fund the variable portions of the Contract are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains or capital losses of the Company. Obligations under the Contract are obligations of the Company. Under Delaware and Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. The Company may offer other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. The Variable Account also may invest in other Underlying Portfolios which are not available to the Contracts described in this Prospectus.

THE UNDERLYING INVESTMENT COMPANIES


PIONEER VARIABLE CONTRACTS TRUST. Pioneer Variable Contracts Trust ("Pioneer VCT") is an open-end, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of Pioneer VCT or its separate investment portfolios. Pioneer Investment Management, Inc. ("Pioneer") is the investment adviser to each portfolio. Pioneer may enter into subadvisory agreements with other investment advisers under which a subadviser would manage the day-to-day investments of a portfolio, subject to supervision by Pioneer. Pioneer is a majority owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.



AIM VARIABLE INSURANCE FUNDS. AIM Variable Insurance Funds ("AVIF"), an open-end, series, management investment company, was organized as a Maryland corporation on January 22, 1993, changed to a Delaware business trust on May 1, 2000, and is registered with the SEC under the 1940 Act. The investment adviser for the AIM V.I. Capital Appreciation Fund and AIM V.I. Aggressive Growth Fund is A I M Advisors, Inc. ("AIM"). AIM was organized in 1976, and, together with its subsidiaries, manages or advises over 130 investment company portfolios encompassing a broad range of investment objectives.



ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.  Alliance Variable Products
Series Fund, Inc. ("Alliance") is registered with the SEC as an open-end, management investment company. Two of its separate investment portfolios are currently available under the Contract. Alliance Variable Products
Series Fund's investment adviser is Alliance Capital Management, L.P. ("Alliance Capital"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


DELAWARE GROUP PREMIUM FUND. Delaware Group Premium Fund ("DGPF"), previously a Maryland corporation organized on February 19, 1987 and reorganized as a Delaware business trust on December 15, 1999, is an open-end management investment company registered with the SEC under the 1940 Act. Delaware Management Company, a series of Delaware Management Business Trust ("Delaware Management") is the investment adviser for the DGPF Growth Opportunities
Series and the DGPF Select Growth Series. Delaware Management and its predecessors have been managing the funds in the Delaware Investments family since 1938.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the funds' investment managers and their affiliates manage over $226.9 billion (as of December 31, 2000) in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. The investment adviser to the FT VIP Franklin Small Cap Fund is Franklin Advisers, Inc. FT VIP Templeton Investment Counsel LLC is the investment adviser to the FT VIP Templeton Asset Strategy Fund and Templeton International Smaller Companies Fund.


VAN KAMPEN LIFE INVESTMENT TRUST. Van Kampen Life Investment Trust ("Van Kampen") is a diversified, open-end management investment company registered with the SEC under the 1940 Act. Van Kampen Asset Management Inc. is the investment adviser for the Van Kampen LIT Emerging Growth Portfolio. The adviser is a wholly owned subsidiary of Van Kampen Investments Inc., a diversified asset management company. Van Kampen Investments Inc. is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Portfolios is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING PORTFOLIOS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THE PROSPECTUSES FOR THE UNDERLYING PORTFOLIOS, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. Also, the Statements of Additional Information ("SAI") are available upon request. There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved or that the value of the Contract will equal or exceed the aggregate amount of the purchase payments made under the Contract.

PIONEER VARIABLE CONTRACTS TRUST:

PIONEER AMERICA INCOME VCT PORTFOLIO -- invests for as high a level of current income as is consistent with the preservation of capital. The portfolio invests in U.S. government securities.

PIONEER BALANCED VCT PORTFOLIO -- invests for capital growth and current income by actively managing investments in a diversified portfolio of common stocks and bonds.

PIONEER EMERGING MARKETS VCT PORTFOLIO -- invests in securities of emerging market issuers for long-term growth of capital.

PIONEER EQUITY-INCOME VCT PORTFOLIO -- invests in a portfolio of income producing equity securities of U.S. corporations for current income and long-term capital growth.

PIONEER EUROPE VCT PORTFOLIO -- invests in European issuers for long-term growth of capital.


PIONEER EUROPE SELECT VCT PORTFOLIO -- invests for capital growth through a portfolio of securities consisting primarily of equity securities of European issuers.


PIONEER FUND VCT PORTFOLIO -- invests in a broad list of carefully selected, reasonably priced securities for reasonable income and growth.


PIONEER GLOBAL FINANCIALS VCT PORTFOLIO -- invests for capital growth through a concentrated portfolio of securities consisting primarily of equity securities of financial services companies.



PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO -- invests for capital growth through a concentrated portfolio of securities consisting primarily of equity securities of health care companies.



PIONEER GLOBAL TELECOMS VCT PORTFOLIO -- invests for capital growth through a concentratedportfolio of securities consisting primarily of equity securities of telecommunications companies.


PIONEER GROWTH SHARES VCT PORTFOLIO -- invests in equity securities for appreciation of capital.


PIONEER HIGH YIELD VCT PORTFOLIO -- invests in below investment grade debt securities and preferred stocks to maximize total return through a combination of income and capital appreciation.


PIONEER INTERNATIONAL GROWTH VCT PORTFOLIO -- invests primarily in non-U.S. equity securities for long-term growth of capital.

PIONEER MID-CAP VALUE VCT PORTFOLIO -- invests in a diversified portfolio of common stocks for capital appreciation.

PIONEER MONEY MARKET VCT PORTFOLIO -- invests for current income consistent with preserving capital and providing liquidity.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO -- invests primarily in REITs and other real estate industry companies for long-term growth of capital. Current income is the portfolio's secondary investment objective.


PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO -- invests for capital growth in equity securities of issuers expected to benefit from the development, advancement or use of science or technology.



PIONEER SMALL COMPANY VCT PORTFOLIO -- invests for capital growth through a diversified portfolio consisting primarily of common stocks of small companies.


PIONEER STRATEGIC INCOME VCT PORTFOLIO -- invests in debt securities for a high level of current income.

PIONEER SWISS FRANC BOND VCT PORTFOLIO -- invests to approximate the performance of the Swiss franc relative to the U.S. dollar while earning a reasonable level of income.

AIM VARIABLE INSURANCE FUNDS:


AIM V.I. AGGRESSIVE GROWTH FUND -- seeks to achieve long-term growth of capital.



AIM V.I. CAPITAL APPRECIATION FUND -- seeks growth of capital.


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.:


ALLIANCE PREMIER GROWTH PORTFOLIO (CLASS B) -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.



ALLIANCE TECHNOLOGY PORTFOLIO (CLASS B) -- emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements.


DELAWARE GROUP PREMIUM FUND:

DGPF GROWTH OPPORTUNITIES SERIES (SERVICE CLASS) -- seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth.

DGPF SELECT GROWTH SERIES (SERVICE CLASS) -- seeks to provide long-term capital appreciation which the Series attempts to achieve by investing primarily in equity securities of companies which the investment manager believes have the potential for high earnings growth.

FRANKIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:


FT VIP FRANKLIN SMALL CAP FUND (CLASS 2) -- seeks long-term capital growth. The fund invests primarily in equity securities of small cap U.S. companies with market cap values of less than $1.5 billion or similar in size to those in the Russell 2000 Index at the time of purchase..



FT VIP TEMPLETON ASSET STRATEGY FUND (CLASS 2) -- seeks a high level of total return. The fund invests in equity securities of companies in any nation, debt securities of companies and governments of any nation, including emerging markets, and in money market instruments.

FT VIP TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND (CLASS 2) -- seeks long-term capital appreciation. The fund invests primarily in the equity securities of smaller companies located outside the U.S., including emerging markets.


VAN KAMPEN LIFE INVESTMENT TRUST:

VAN KAMPEN LIT EMERGING GROWTH PORTFOLIO -- seeks capital appreciation.

If there is a material change in the investment policy of a Sub-Account or the Underlying Portfolio in which it invests, the Owner will be notified of the change. If the Owner has values allocated to that Sub-Account, the Company will transfer it without charge on written request by the Owner to another Sub-Account or to the Fixed Account. The Company must receive such written request within 60 days of the later of (1) the effective date of the change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                            PERFORMANCE INFORMATION


The Pioneer C-Vision Contract was first offered to the public by Allmerica Financial Life Insurance and Annuity Company in January 1999 and First Allmerica Financial Life Insurance Company in 2001. The Company, however, may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence (Tables 1A and 1B) and (2) the periods that the Underlying Portfolios have been in existence (Tables 2A and 2B). Performance results in Tables 1A and 2A are calculated with all charges assumed to be those applicable to the Contract, the Sub-Accounts and the Underlying Portfolios. Performance results in Tables 1B and 2B do not include the Contract fee and assume that the Contract is not surrendered at the end of the period shown. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance. All performance tables referenced in this section may be found in the SAI.


The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Pioneer Money Market VCT Portfolio refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Portfolio other than the Pioneer Money Market VCT Portfolio refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.


Quotations of average annual total return as shown in Tables 1A of the SAI are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual

Sub-Account asset charge of 1.40%, a $35 annual Contract fee and Underlying Portfolio charges. Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that it does not reflect the Contract fee and assumes that the Contract is not surrendered at the end of the periods shown. None of the calculations are adjusted to reflect the deduction of any optional rider charge which, if elected, would reduce performance.


The performance shown in Table 2A and 2B of the SAI is calculated in exactly the same manner as that in Table 1A and 1B respectively; however, the period of time is based on the Underlying Portfolio's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Portfolio was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.

For more detailed information about these performance calculations, including actual formulas, see the SAI.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING PORTFOLIO IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain contract features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                          DESCRIPTION OF THE CONTRACT

A.  PAYMENTS

The Company issues a contract when its underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, are met. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of Contracts.

Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial net payment will be credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are properly met. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office on the basis of accumulation unit value next determined after receipt.

Payments may be made to the Contract at any time prior to the Annuity Date, or prior to payment of the death benefit, subject to certain minimums:

    - Currently, the initial payment must be at least $25,000.

    - Each subsequent payment must be at least $50.

    - The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Pioneer Money Market VCT Portfolio.


Generally, unless otherwise requested, all payments will be allocated among investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. Prior to the Annuity Date, you may utilize up to seventeen variable Sub-Accounts, in addition to the Pioneer Money Market VCT Portfolio, at any one time.


The Owner may change allocation instructions for new payments pursuant to a written or telephone request. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone transfer instructions are tape recorded.

From time to time where permitted by law, the Company may credit additional amounts to Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following: (1) the size and type of group or class, and the persistency expected from that group or class; (2) the total amount of payments to be received, and the manner in which payments are remitted; (3) the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced; (4) other transactions where sales expenses are likely to be reduced; or (5) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer the Contract in connection with financial planning services offered on a fee-for-service basis). The Company may also credit amounts to Contracts, where either the Owner or the Annuitant on the date of issue is within the following classes of individuals ("eligible persons"): employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Underlying Portfolios, investment managers or Sub-Advisers of the Underlying Portfolios; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

B.  RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Contract intended to qualify as an IRA may cancel the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to cancel the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Company's Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.

Within seven days, the Company will provide a refund equal to gross payment(s) received. In some states, however, the refund may equal the greater of (a) gross payments or (b) any amounts allocated to the Fixed and Guaranteed Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts plus any amounts deducted under the Contract or by the Underlying Portfolios for taxes, charges or fees. At the time the Contract is issued the "Right to Examine" provision on the cover of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of
(a) or (b) as set forth above.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

C.  RIGHT TO CANCEL ALL OTHER CONTRACTS

An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the amount paid, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the IRA cancellation right described above will be used. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

In order to comply with New York regulations concerning the purchase of a new annuity contract to replace an existing life or annuity contract (a "replacement"), an Owner who purchases the Contract in New York as a replacement may cancel within 60 days after receipt. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office or to one of its authorized representatives. The Company will refund an amount equal to the Surrender Value plus all fees and charges and the Contract will be void from the beginning.

D.  TRANSFER PRIVILEGE


At any time prior to the Annuity Date, an Owner may transfer amounts among investment options upon written or telephone request to the Company. Transfers may be made among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Pioneer Money Market VCT Portfolio, are utilized at any one time. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.


Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Pioneer Money

Market VCT Portfolio. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

The first twelve transfers in a Contract year are guaranteed to be free of any transfer charge. The Company does not currently charge for additional transfers but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging), or an Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent transfer or rebalancing under that request is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.


The Contracts are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Portfolios. These and similar activities may be disruptive to the Underlying Portfolios, and may adversely affect an Underlying Portfolios' ability to invest effectively in accordance with its investment objectives and policies. If it appears that there is a pattern of transfers that coincides with a market timing strategy and/or that is disruptive to the Underlying Portfolios, the Company reserves the right, subject to state law, to refuse transfers or to take other action to prevent or limit the use of such activities.


The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Portfolios that it may provide such services to. The Company does not charge the Owner for providing additional support services.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from either the Fixed Account, the Sub-Account investing in the Pioneer Money Market VCT Portfolio or the Sub-Account investing in the Pioneer America Income VCT Portfolio (the "source accounts") to one or more available Sub-Accounts. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Portfolio being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.


To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments deposited into the Fixed Account when it is being used as the source account from which to process automatic transfers. For more information, see "Enhanced Automatic Transfer (Dollar Cost Averaging) Program" in the SAI.


The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as requested, the Company will review the percentage allocations in the Portfolios and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account

Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the mix or terminate the option is received by the Company.

The Company reserves the right to limit the number of Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date.

E.  SURRENDER

At any time prior to the Annuity Date, an Owner may surrender the Contract and receive an amount equal to the Surrender Value less any applicable tax withholding. The Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Principal Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

After the Annuity Date, only a Contract annuitized under a commutable period certain annuity option may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments.

Any amount surrendered normally is payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee. Any such reallocation will be at the Accumulation Unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

F.  WITHDRAWALS

At any time prior to the Annuity Date, the Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The Owner must submit to the Principal Office a signed, written request for withdrawal, satisfactory to the Company. The written request must indicate the dollar amount the Owner wishes to receive and the investment options from which such amount is to be withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment against the remaining value, as described under GUARANTEE PERIOD ACCOUNTS.

Where allocations have been made to more than one investment option, a percentage of the withdrawal may be allocated to each such option. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.

Each withdrawal must be in a minimum amount of $100. No withdrawal will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000, except in New York where no specific balance is required. Withdrawals will be paid in accordance with the time limitations described under "E. Surrender" under DESCRIPTION OF THE CONTRACT.

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program" under FEDERAL TAX CONSIDERATIONS. For important tax consequences which may result from withdrawals, see FEDERAL TAX CONSIDERATIONS.

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100. If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the date indicated on the application. If elected after the issue date, the Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.


LIFE EXPECTANCY DISTRIBUTIONS. Each calendar year prior to the Annuity Date, an Owner who also is the Annuitant may take without surrender charge a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Principal Office.



The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time. Under contracts issued in Hawaii and New York, the LED option will terminate automatically on the latest possible Annuity Date permitted under the Contract, at which time an Annuity Option must be selected.



If an Owner elects the Company's LED option, (based on applicable IRS tables), in each calendar year a fraction of the Accumulated Value is withdrawn based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.


(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see "C. Taxation of the Contract in General" under FEDERAL TAX CONSIDERATIONS.

The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.

G.  DEATH BENEFIT

In the event that an Owner (or an Annuitant if the Owner is a nonnatural person) dies prior to the Annuity Date, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided below in "H. The Spouse of the Owner as Beneficiary."

DEATH OF AN OWNER PRIOR TO THE ANNUITY DATE. Upon the death of an Owner (or an Annuitant if the Owner is a nonnatural person), a death benefit will be paid. The standard death benefit will be equal to the GREATER of (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment; or (b) gross payments, decreased proportionately to reflect withdrawals. For each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the following fraction:

                            Amount of the withdrawal
                ------------------------------------------------
             Accumulated Value immediately prior to the withdrawal

OPTIONAL ENHANCED DEATH BENEFIT RIDER. When applying for the Contract, an Owner who is under age 89 may elect the optional Enhanced Death Benefit Rider. Under the Enhanced Death Benefit Rider:

I. If an Owner (or an Annuitant if the Owner is a nonnatural person) dies before the Annuity Date and before the oldest Owner's 90th birthday, the death benefit will equal the GREATEST of:

    (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment; or

    (b) gross payments compounded daily at an effective annual yield of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals (in Hawaii and New York the 5% compounding is not available; therefore (b) equals gross payments decreased proportionately to reflect withdrawals); or

    (c) the highest Accumulated Value on any prior Contract anniversary, increased for any positive Market Value Adjustment and subsequent payments and decreased proportionately for subsequent withdrawals.

A snapshot is taken of the current (a) value and compared to snapshots taken of the (a) value on all prior Contract anniversaries, AFTER all of the (a) values have been adjusted to reflect subsequent payments and decreased proportionately for subsequent withdrawals. Proportionate reductions are calculated in the same manner as described above for the standard death benefit. The (c) value is determined on each Contract anniversary. The highest of all of these adjusted
(a) values then becomes the (c) value. This (c) value becomes the floor below which the death benefit will not drop and is locked-in until the next Contract anniversary. The values of (b) and (c) will be decreased proportionately if withdrawals are taken.

II. If an Owner (or an Annuitant if the Owner is a nonnatural person) dies before the Annuity Date but on or after the oldest Owner's 90th birthday, the death benefit will equal the GREATER of:

    (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment; or

    (b) the death benefit, as calculated under I above, that would have been payable on the Contract anniversary immediately prior to the oldest Owner's 90th birthday, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

A separate charge for the Enhanced Death Benefit Rider, equal to 1/12th of an annual rate of 0.25%, is made against the Contract's Accumulated Value on the last day of each month within which the Rider has been in effect and, if applicable, on the date the Rider is terminated. The charge is made through a pro-rata reduction (based on relative values) of Accumulation Units in the Sub-Accounts, of dollar amounts in the Fixed Account, and of dollar amounts in the Guarantee Period Accounts.

PAYMENT OF THE DEATH BENEFIT. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office unless the Owner has specified a death benefit annuity option. Instead of payment in one sum, the beneficiary may, by written request, elect to:

    (1) defer distribution of the death benefit for a period no more than five years from the date of death; or

    (2) receive distributions over the life of the beneficiary or for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Pioneer Money Market VCT Fund. The excess, if any, of the death benefit over the Accumulated Value also will be transferred to the Sub-Account investing in the Pioneer Money Market VCT Fund. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

H.  THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract rather than receiving payment of the death benefit. The spouse will then become the Owner and Annuitant subject to the following:
(1) any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Pioneer Money Market VCT Fund; (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be transferred to the Sub-Account investing in the Pioneer Money Market VCT Fund. The new Owner may make additional payments. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract when the new Owner dies.

I.  ASSIGNMENT

The Contract, other than one sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and prior to the death of an Owner (see FEDERAL TAX CONSIDERATIONS). The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

J.  ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

The Owner selects the Annuity Date. To the extent permitted by law, the Annuity Date may be the first day of any month (1) before the Owner's 85th birthday, if the Owner's age on the issue date of the Contract is 75 or under; or (2) within ten years from the issue date of the Contract and before the Owner's 90th birthday, if the Owner's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity Date. To the extent permitted by state law, the new Annuity Date must be the first day of any month occurring before the Owner's 99th birthday. In no event will the latest possible annuitization age exceed 99. If there are Joint Owners, the age of the younger will determine the Annuity Date. The Internal Revenue Code (the "Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See FEDERAL TAX CONSIDERATIONS for further information.


Notwithstanding the paragraph above, under New York contracts, the latest possible annuitization age will not exceed the Owner's age 90. In the case of Joint Owners, the age of the oldest Owner will determine the Annuity Date


Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain annuity options may be commutable or noncommutable. A commutable option provides the Owner with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the Owner may not request a lump sum payment. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the account(s) selected. See "Annuity Benefit Payments" in the SAI.

To the extent a fixed annuity payout option is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

Under a variable annuity payout option, a payment to the Owner, or the payee the Owner designates, equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity option(s) selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity option(s) selected do(es) not produce an initial payment which meets this minimum, a single payment may be made. Once the Company begins making annuity benefit payments, the Owner cannot make withdrawals or surrender the annuity benefit, except where the Owner has elected a commutable period certain option. Beneficiaries entitled to receive remaining payments under either a commutable or noncommutable "period certain" option may elect instead to receive a lump sum settlement. See "K. Description of Variable Annuity Payout Options."

If the Owner does not elect an option, a variable life annuity with periodic payments guaranteed for ten years will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

If an Owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such Owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

If the Owner exercises the Minimum Guaranteed Annuity Payout (M-GAP) Rider, annuity benefit payments must be made under a fixed annuity payout option involving a life contingency and will be determined based on the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

K.  DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS


The Company provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Pioneer Fund VCT Portfolio, Pioneer Growth Shares VCT Portfolio, Pioneer International Growth VCT Portfolio, and the Pioneer America Income VCT Portfolio.


Currently, the Company also provides these same options funded through the Fixed Account (fixed annuity payout). Regardless of how payments were allocated during the accumulation period, any of the variable payout options or the fixed payout options may be selected, or any of the variable options may be selected in combination with any of the fixed options. Other annuity options may be offered by the Company. IRS regulations may not permit certain of the available annuity payout options when used in connection with certain qualified Contracts.

If the Owner (or, if there are Joint Owners, the surviving Joint Owner) dies on or after the Annuity Date, the beneficiary will become the Owner of the contract and receive any remaining annuity benefit payments in accordance with the terms of the annuity benefit payment option selected prior to the Annuity Date. If there are Joint Owners on or after the Annuity Date, upon the first Owner death, any remaining annuity benefit payments will continue to the surviving Joint Owner in accordance with the terms of the annuity benefit payment option selected prior to the Annuity Date.

If the Owner selects an annuity payout option which provides for the continuation of payments after the death of an Annuitant, upon the death of an Annuitant on or after the Annuity Date, any remaining payments will continue to be paid to the Owner or the payee the Owner has designated.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS -- This variable annuity is payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before the guaranteed number of payments have been made, the remaining annuity benefit payments will continue to be paid.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING LIFETIME OF THE ANNUITANT ONLY -- This variable annuity is payable during the Annuitant's life. It would be possible under this option for the Owner to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

UNIT REFUND VARIABLE LIFE ANNUITY -- This is an annuity payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant dies and (1) exceeds (2), then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

Where:

    (1) is the dollar amount of the Accumulated Value at annuitization divided by the dollar amount of the first payment, and

    (2) is the number of payments paid prior to the death of the Annuitant.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY -- This variable annuity is payable during the joint lifetime of the Annuitant and another individual (i.e. the beneficiary or a Joint Annuitant), and then continues thereafter during the lifetime of the survivor. The amount of each payment during the lifetime of the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY -- This variable annuity is payable during the joint lifetime of the Annuitant and another individual (i.e. the beneficiary or a Joint Annuitant), and then continues thereafter during the lifetime of the survivor. The amount of each periodic payment during the lifetime of the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during their joint lifetimes. There is no minimum number of payments under this option.


PERIOD CERTAIN VARIABLE ANNUITY (PAYMENTS GUARANTEED FOR A SPECIFIED NUMBER OF YEARS) -- This variable annuity has periodic payments for a stipulated number of years ranging from one to thirty. If the Annuitant dies before the end of the period, remaining payments will continue to be paid. A fixed period certain annuity may be either commutable or noncommutable. A variable period certain annuity is automatically commutable.


It should be noted that the period certain option does not involve a life contingency. In computing payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under a period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice.

L.  ANNUITY BENEFIT PAYMENTS

DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see "N. NORRIS Decision" below) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Contract provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.


For all options except a death benefit annuity, the dollar amount of the first periodic annuity benefit payment is determined by multiplying (1) the Accumulated Value applied under that option, after application of any Market Value Adjustment and less premium tax, if any (and reduced by any applicable Contract fee for all commutable period certain options and any noncommutable fixed period certain option of less than ten years) divided by $1,000 by
(2) the applicable amount of the first monthly payment per $1,000 of value. For a death benefit annuity, the annuity value will be the amount of the death benefit. Notwithstanding the above, under a New York contract, annuity benefit payments will not be less than payments that could be provided at that time by application of an annuity value equal to an amount required to purchase any single payment immediate annuity contract offered by the Company to all Owners of the same class. Where the initial annuity value is equal to the greater of
(a) the Surrender Value or (b) 95% of the Accumulated Value.


The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.

If the Owner elects the Minimum Guaranteed Annuity Payout (M-GAP Rider, at annuitization the annuity benefit payments provided under the Rider (calculated by applying the Company's guaranteed fixed annuity factors to the Minimum Guaranteed Annuity Payout Benefit Base), are compared to the payments that would otherwise be available with the Rider. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider, provided that the conditions of the Rider are met. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under the then current annuity factors. See "M. Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider," below.

M.  OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

Subject to state availability, an optional Minimum Guaranteed Annuity Payout (M-GAP) Rider is currently available for a separate monthly charge. The M-GAP Rider guarantees a minimum amount of fixed lifetime income during the annuity payout phase, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized if the Rider is exercised. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

    (a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Contract anniversary that the M-GAP Benefit Base is being determined;

    (b) the Accumulated Value on the effective date of the Rider compounded daily at an effective annual yield of 5% plus gross payments made thereafter compounded daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

    (c) the highest Accumulated Value on any prior Contract anniversary since the Rider effective date as determined after being increased for subsequent payments and any positive Market Value Adjustment, if applicable, and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

                            amount of the withdrawal
           ----------------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal

CONDITIONS ON ELECTING THE M-GAP RIDER.

    - The Owner may elect the M-GAP Rider at Contract issue or at any time thereafter, however, if the Rider is not elected within thirty days after Contract issue or within thirty days after a Contract anniversary date, the effective date of the Rider will be the following Contract anniversary date.

    - The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Owner has reached his/her 87th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Owner has reached his/her 82nd birthday.

EXERCISING THE M-GAP RIDER.

    - The Owner may only exercise the M-GAP Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

    - The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "K. Description of Variable Annuity Payout Options."

    - The Owner may only annuitize at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

TERMINATING THE M-GAP RIDER.

    - The Owner may not terminate the M-GAP Rider prior to the seventh Contract anniversary after the effective date of the Rider, unless such termination
      (1) occurs on or within thirty days after any contract anniversary and
      (2) in conjunction with the repurchase of an M-GAP Rider with a waiting period of equal or greater length at its then current price, if available.

    - The Owner may terminate the Rider at any time after the seventh Contract anniversary following the effective date of the Rider.

    - The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Contract anniversary.

    - Other than in the event of a repurchase, once terminated the Rider may not be purchased again.

    - The Rider will terminate upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "H. The Spouse of the Owner as Beneficiary" (see DESCRIPTION OF THE CONTRACT).

From time to time the Company may illustrate minimum guaranteed income amounts under the M-GAP Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and M-GAP Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Owner age 60 (at issue) and exercise of an M-GAP Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed For 10 Years. The values below have been computed based on a 5% rate of return and are the guaranteed minimums that would be received under the M-GAP Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

 CONTRACT       MINIMUM          MINIMUM
ANNIVERSARY    GUARANTEED       GUARANTEED
AT EXERCISE   BENEFIT BASE   ANNUAL INCOME(1)
-----------   ------------   ----------------
   10           $162,889          $12,153
   15           $207,892          $17,695

(1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 Years are available. See "K. Description of Variable Annuity Payout Options."


The M-GAP Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on guaranteed actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by applying the then current annuity factors. Therefore, the Rider should be regarded as providing a guarantee of a minimum amount of annuity income. As described above, withdrawals will reduce the benefit base. The Company reserves the right to terminate the availability of the M-GAP Rider at any time. Such a termination would not affect M-GAP Riders issued prior to the termination date, but as noted above, Owners would not be able to repurchase a new Rider under the repurchase feature (see above, "TERMINATING THE M-GAP RIDER.")


Note: Adding the M-GAP Rider after the issue date and repurchasing the benefit will impact the Build with Interest and Growth Program offered under the GPA accounts since the M-GAP Rider charges are deducted on a pro-rata basis from all accounts including the GPA Accounts. See "Build With Interest and Growth Program" under GUARANTEE PERIOD ACCOUNTS.

N.  NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

O.  COMPUTATION OF VALUES

THE ACCUMULATION UNIT. Each net payment is allocated to the investment options selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Portfolios. The value of an Accumulation Unit at inception was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT and GUARANTEE PERIOD ACCOUNTS.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and
(3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.


NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting the sum of (3) and (4) where:


    (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

    (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

    (3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

    (4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of an Accumulation Unit calculation using a hypothetical example see "Annuity Benefit Payments" in the SAI.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Portfolios are described in the prospectuses and SAIs of the Underlying Portfolios.

A.  VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant (or other individual) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company intends to recoup commissions and other sales expenses through profits from the Company's General Account, which may include amounts derived from mortality and expense risk charges.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company intends to recoup commissions and other sales expenses through profits from the Company's General Account, which may include amounts derived from mortality and expense risk charges.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge equal to an annual rate of 0.15% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under B. "Contract Fee") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Portfolios, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Portfolios. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Portfolios. For specific information regarding the existence and effect of any waivers/ reimbursements see "Annual Underlying Portfolio Expenses" under SUMMARY OF FEES AND EXPENSES. The prospectuses and SAIs for the Underlying Portfolios contain additional information concerning expenses of the Underlying Portfolios and should be read in conjunction with the Prospectus.

B.  CONTRACT FEE


A $35 Contract fee currently is deducted on the Contract anniversary and upon full surrender of the Contract if the Accumulated Value on any of these dates is less than $75,000. (This fee may vary by state. See your Contract for more information.) Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each. The portion of the charge deducted from each investment option will be equal to the percentage which the value in that option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that Sub-Account.


Where permitted by law, the Contract fee also may be waived for Contracts where, on the date of issue, either the Owner or the Annuitant is within the following class of individuals: employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Underlying Portfolios; investment managers or sub-advisers of any of the Underlying Portfolios; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

C.  OPTIONAL BENEFIT RIDER CHARGES

Subject to state availability, the Company currently offers optional benefit riders that may be elected by the Owner. A separate monthly charge is made for each rider selected. The charge is made through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts (based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value).

The applicable charge is equal to the Accumulated Value on the last day of each month within which the Rider has been in effect and, if applicable, on the date the rider is terminated, multiplied by 1/12th of the following annual percentage rates:

Minimum Guaranteed Annuity Payout (M-GAP) Rider with
  ten-year waiting period...................................  0.25%
Minimum Guaranteed Annuity Payout (M-GAP) Rider with
  fifteen-year waiting period...............................  0.15%
Enhanced Death Benefit Rider................................  0.25%

For a description of the Enhanced Death Benefit Rider, see "G. Death Benefit" and for a description of the M-GAP Rider, see "M. Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider", under DESCRIPTION OF THE CONTRACT above.

D.  PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:


    1. if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the payments are received); or


    2. the premium tax charge is deducted in total when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.


The Company reserves the right to deduct the premium tax charge at the time payment into the Contract is received. In addition, if no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract's Accumulated Value at the time such determination is made.


E.  TRANSFER CHARGE

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "D. Transfer Privilege" under DESCRIPTION OF THE CONTRACT.

                           GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 (the "1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of the Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, Guarantee Periods ranging from two through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account, except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Pioneer Money Market VCT Portfolio. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days (but not more than 75 days) prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on its expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Pioneer Money Market VCT Portfolio. Where amounts have been renewed automatically in a new Guarantee Period, the Company currently gives the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed with notice at the Company's discretion. Under contracts issued in New York, the Company guarantees that it will transfer monies out of the Guarantee Period Account without application of a Market Value Adjustment if the Owner's request is received within ten days of the renewal date.


MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated

Value. See "G. Death Benefit" under DESCRIPTION OF THE CONTRACT. No Market Value Adjustment applies to amounts deducted for Contract fees or Rider charges. All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the account value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account by the market value factor. The market value factor for each Guarantee Period Account is equal to:


                     [(1+i)/(1+j)]TO THE POWER OF n/365 - 1

        where:  i  is the Guaranteed Interest Rate expressed as a decimal (for example 3% = 0.03) being credited to the current Guarantee Period;


               j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years (under New York contracts, rounded to the nearest whole years.) If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and


               n is the number of days remaining from the Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see APPENDIX B -- THE MARKET VALUE ADJUSTMENT.

BUILD WITH INTEREST AND GROWTH PROGRAM. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, (including withdrawals made as part of a pro-rata deduction for charges under a Minimum Guaranteed Annuity Payout Rider purchased or repurchased after issue) in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the entire initial payment. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "A. Payments" under DESCRIPTION OF THE CONTRACT.

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "E. Surrender" and "F. Withdrawals" under DESCRIPTION OF THE CONTRACT. In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

A.  GENERAL

THE COMPANY. The Company intends to make a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

DIVERSIFICATION REQUIREMENTS.  The IRS has issued regulations under Section
817 (h)of the Code relating to the diversification requirements for variable annuity and variable life insurance contracts. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. Under this section of the Code, if the investments are not adequately diversified, the Contract will not be treated as an annuity contract and therefore, the income on the Contract, for any taxable year of the Owner, would be treated as ordinary income received or accrued by the Owner. It is anticipated that the Underlying Portfolios will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

INVESTOR CONTROL. In order for a variable annuity contract to qualify for tax deferral, the Company, and not the variable contract owner, must be considered to be the owner for tax purposes of the assets in the segregated asset account underlying the variable annuity contract. In certain circumstances, however, variable annuity contract owners may now be considered the owners of these assets for federal income tax purposes. Specifically, the IRS has stated in published rulings that a variable annuity contract owner may be considered the owner of segregated account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations do not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account. This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued. The Company, therefore, additionally reserves the right to modify the Contract as necessary in order to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.

B.  QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two types of variable annuity contracts, "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see "E. Provisions Applicable to Qualified Employer Plans" below.

C.  TAXATION OF THE CONTRACTS IN GENERAL

The Company believes that the Contracts described in this Prospectus will, with certain exceptions (see "Nonnatural Owner" below), be considered annuity contracts under Section 72 of the Code. Please note, however if the Owner chooses an Annuity Date beyond the Annuitant's 85th birthday, it is possible that the Contract may not be considered an annuity for tax purposes and therefore the Owner may be taxed on the annual increase in Accumulated Value. The Owner should consult tax and financial advisors for more information. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the contract" is the total of all payments to the Contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all the investment in the Contract is recovered, the entire payment is taxable. If the annuitant dies before cost basis is recovered, a deduction for the difference is allowed on the annuitant's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2, or if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the

Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions. In addition to the exceptions above, the penalty tax will not apply to withdrawals from a qualified Contract made to an employee who has terminated employment after reaching age 55.

In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy, and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under any LED-type option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Contract to the Annuitant on the Annuity Date, as required under the Contract, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.

NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well. In addition, plan assets are treated as property of the employer, and are subject to the claims of the employer's general creditors.

D.  TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Contracts offered by this Prospectus will vary according to whether the amount withdrawn or surrendered is allocable to an investment in the Contract made before or after certain dates.

E.  PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS

Federal income taxation of assets held inside a qualified retirement plan and of earnings on those assets is deferred until distribution of plan benefits begins. As such, it is not necessary to purchase a variable annuity contract solely to obtain its tax deferral feature. However, other features offered under this Contract and described in this Prospectus -- such as the minimum guaranteed death benefit, the guaranteed fixed annuity rates and the wide variety of investment options -- may make this Contract a suitable investment for your qualified retirement plan.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Contracts may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to owners of non-qualified Contracts. Individuals purchasing a qualified Contract should carefully review any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.

SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING
PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Section 408 of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Contract as described in this Prospectus. See "B. Right to Cancel Individual Retirement Annuity."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity Contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                             STATEMENTS AND REPORTS


An Owner is sent a report semi-annually which provides certain financial information about the Underlying Portfolios. At least annually, but possibly as frequent as quarterly, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.


                        LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to owners of TSA contracts (i.e., contracts issued under Section 403(b) of the Code) and to contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisers and plan fiduciaries should be consulted prior to exercising loan privileges.

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated instead to the Pioneer Money Market VCT Portfolio.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Portfolio no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Portfolio should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Portfolio and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to the Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new Underlying Portfolio or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Portfolios may be issued to variable accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Underlying Portfolios may be also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company and the underlying investment companies currently do not foresee any such disadvantages to either variable life owners or variable annuity owners, they intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If it were concluded that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law, to:

    (1) transfer assets from the Variable Account or any of its Sub-Accounts to another of the Company's separate accounts or sub-accounts having assets of the same class,

    (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

    (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act,

    (4) to substitute the shares of any other registered investment company for the Underlying Portfolio shares held by a Sub-Account, in the event that Underlying Portfolio shares are unavailable for investment, or if the Company determines that further investment in such Underlying Portfolio shares is inappropriate in view of the purpose of the Sub-Account,

    (5) to change the methodology for determining the net investment factor, and

    (6) to change the names of the Variable Account or of the Sub-Accounts, and

    (7) to combine with other Sub-Accounts or other Separate Accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.

                                 VOTING RIGHTS

The Company will vote Underlying Portfolio shares held by each Sub-Account in accordance with instructions received from Owners. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Portfolio, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner may cast will be determined by the Company as of the record date established by the Underlying Portfolio. During the accumulation period, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Portfolio share. During the annuity period, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the reserve held in each Sub-Account for the Owner's variable annuity by the net asset value of one Underlying Portfolio share. Ordinarily, the Owner's voting interest in the Underlying Portfolio will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

The Contracts offered by this Prospectus may be purchased from certain independent broker-dealers which are registered under the Securities and Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. ("NASD"). The Contracts also are offered through Allmerica Investments, Inc., which is the principal underwriter and distributor of the Contracts. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, is a registered broker-dealer, a member of the NASD and an indirectly wholly owned subsidiary of First Allmerica.


The Company pays commissions, not to exceed 1.0% of payments, to broker-dealers which sell the Contract, plus ongoing annual compensation of up to 1.0% of the Contract's Accumulated Value. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.


Owners may direct any inquiries to their financial representative or to Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, telephone 1-800-688-9915.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the fixed portion of the annuity contract and the Fixed Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the Securities and Exchange Commission.

The Fixed Account is part of the Company's General Account and is made up of all of the general assets of the Company other than those allocated to a separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

                                   APPENDIX B
                          THE MARKET VALUE ADJUSTMENT

MARKET VALUE ADJUSTMENT

The following are examples of how the market value adjustment works:

The market value factor is: [(1+i)/(1+j)] TO THE POWER OF n/365 - 1

The following examples assume:

    1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

    2. The date of surrender is seven years (2,555 days) from the expiration date.

    3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

    4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)*

Assume that on the date of surrender, the current rate (j)is 10.00% or 0.10

    The market value factor    =  [(1+I)/(1+j)] TO THE POWER OF n/365 - 1

                               =  [(1+.08)/(1+.10)] TO THE POWER OF 2555/365 - 1

                               =  (.98182) TO THE POWER OF 7 - 1

                               =  -.12054

The market value adjustment    =  the market value factor multiplied by the withdrawal

                               =  -.12054 X $62,985.60

                               =  -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)*

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

    The market value factor    =  [(1+i)/(1+j)] TO THE POWER OF n/365 - 1

                               =  [(1+.08)/(1+.07)] TO THE POWER OF 2555/365 - 1

                               =  (1.0093) TO THE POWER OF 7 - 1

                               =  .06694

The market value adjustment    =  the market value factor multiplied by the withdrawal

                               =  .06694 X $62,985.60

                               =  $4,216.26

*Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11


    The market value factor    =  [(1+i)/(1+j)] TO THE POWER OF n/365 - 1

                               =  [(1+.08)/(1+.11)] TO THE POWER OF 2555/365 - 1

                               =  (.97297) TO THE POWER OF 7 - 1

                               =  -.17454

The market value adjustment    =  Minimum of the market value factor multiplied by the
                                  withdrawal or the negative of the excess interest earned
                                  over 3%

                               =  Maximum (-.17454 X $62,985.60 or -$8,349.25)

                               =  Maximum (-$10,993.51 or -$8,349.25)

                               =  -$8,349.25


POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06

    The market value factor    =  [(1+i)/(1+j)] TO THE POWER OF n/365 - 1

                               =  [(1+.08)/(1+.06)] TO THE POWER OF 2555/365 - 1

                               =  (1.01887) TO THE POWER OF 7 - 1

                               =  .13981

The market value adjustment    =  Minimum of the market value factor multiplied by the
                                  withdrawal or the excess interest earned over 3%

                               =  Minimum of (.13981 X $62,985.60 or $8,349.25)

                               =  Minimum of ($8,806.02 or $8,349.25)

                               =  $8,349.25

*Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

                                   APPENDIX C
                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             SEPARATE ACCOUNT VA-P


                                                             YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------
              SUB-ACCOUNT                  2000       1999       1998       1997       1996       1995
---------------------------------------  --------   --------   --------   --------   --------   --------
PIONEER AMERICA INCOME VCT PORTFOLIO
Unit Value:
  Beginning of Period..................    1.142      1.188      1.114      1.042      1.043      1.000
  End of Period........................    1.259      1.142      1.188      1.114      1.042      1.043
Number of Units Outstanding at End of
 Period (in thousands).................   20,185     25,714     23,977     12,729      6,317      3,267

PIONEER BALANCED VCT PORTFOLIO
Unit Value:
  Beginning of Period..................    1.558      1.541      1.516      1.312      1.185      1.000
  End of Period........................    1.620      1.558      1.541      1.516      1.312      1.185
Number of Units Outstanding at End of
 Period (in thousands).................   36,438     46,206     43,014     28,548     12,579      2,171

PIONEER EMERGING MARKETS VCT PORTFOLIO
Unit Value:
  Beginning of Period..................    1.844      1.046      1.000        N/A        N/A        N/A
  End of Period........................    1.197      1.844      1.046        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................    7,624      5,051         27        N/A        N/A        N/A

PIONEER EQUITY-INCOME VCT PORTFOLIO
Unit Value:
  Beginning of Period..................    2.219      2.230      1.851      1.388      1.222      1.000
  End of Period........................    2.513      2.219      2.230      1.851      1.388      1.222
Number of Units Outstanding at End of
 Period (in thousands).................   71,418    100,962     90,684     66,458     33,466      5,553

PIONEER EUROPE VCT PORTFOLIO
Unit Value:
  Beginning of Period..................    1.340      1.058      1.000        N/A        N/A        N/A
  End of Period........................    1.077      1.340      1.058        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................   16,906      9,436      1,432        N/A        N/A        N/A

PIONEER EUROPE SELECT VCT PORTFOLIO
Unit Value:
  Beginning of Period..................      N/A        N/A        N/A        N/A        N/A        N/A
  End of Period........................      N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................      N/A        N/A        N/A        N/A        N/A        N/A

PIONEER FUND VCT PORTFOLIO
Unit Value:
  Beginning of Period..................    1.495      1.311      1.053      1.000        N/A        N/A
  End of Period........................    1.492      1.495      1.311      1.053        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................  146,664    135,236     67,486      4,171        N/A        N/A

                                                             YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------
              SUB-ACCOUNT                  2000       1999       1998       1997       1996       1995
---------------------------------------  --------   --------   --------   --------   --------   --------
PIONEER GLOBAL FINANCIALS VCT PORTFOLIO
Unit Value:
  Beginning of Period..................      N/A        N/A        N/A        N/A        N/A        N/A
  End of Period........................      N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................      N/A        N/A        N/A        N/A        N/A        N/A

PIONEER GLOBAL HEALTH CARE VCT
 PORTFOLIO
Unit Value:
  Beginning of Period..................      N/A        N/A        N/A        N/A        N/A        N/A
  End of Period........................      N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................      N/A        N/A        N/A        N/A        N/A        N/A

PIONEER GLOBAL TELECOMS VCT PORTFOLIO
Unit Value:
  Beginning of Period..................      N/A        N/A        N/A        N/A        N/A        N/A
  End of Period........................      N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................      N/A        N/A        N/A        N/A        N/A        N/A

PIONEER GROWTH SHARES VCT PORTFOLIO
Unit Value:
  Beginning of Period..................    1.420      1.333      1.000        N/A        N/A        N/A
  End of Period........................    1.290      1.420      1.333        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................   80,492    113,004     62,983        N/A        N/A        N/A

PIONEER HIGH YIELD VCT PORTFOLIO
Unit Value:
  Beginning of Period..................    1.000        N/A        N/A        N/A        N/A        N/A
  End of Period........................    1.032        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................    6,131        N/A        N/A        N/A        N/A        N/A

PIONEER INTERNATIONAL GROWTH VCT
 PORTFOLIO
Unit Value:
  Beginning of Period..................    1.643      1.154      1.211      1.171      1.094      1.000
  End of Period........................    1.256      1.643      1.154      1.211      1.171      1.094
Number of Units Outstanding at End of
 Period (in thousands).................   37,930     41,559     44,129     40,253     20,852      2,460

PIONEER MID-CAP VALUE VCT PORTFOLIO
Unit Value:
  Beginning of Period..................    1.705      1.530      1.615      1.314      1.158      1.000
  End of Period........................    1.984      1.705      1.530      1.615      1.314      1.158
Number of Units Outstanding at End of
 Period (in thousands).................   50,399     64,824     67,868     61,925     36,746      7,981

                                                             YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------
              SUB-ACCOUNT                  2000       1999       1998       1997       1996       1995
---------------------------------------  --------   --------   --------   --------   --------   --------
PIONEER MONEY MARKET VCT PORTFOLIO
Unit Value:
  Beginning of Period..................    1.165      1.132      1.097      1.063      1.031      1.000
  End of Period........................    1.215      1.165      1.132      1.097      1.063      1.031
Number of Units Outstanding at End of
 Period (in thousands).................   30,127     31,725     18,693     12,330     10,655      3,210

PIONEER REAL ESTATE GROWTH VCT
 PORTFOLIO
Unit Value:
  Beginning of Period..................    1.400      1.482      1.849      1.548      1.156      1.000
  End of Period........................    1.788      1.400      1.482      1.849      1.548      1.156
Number of Units Outstanding at End of
 Period (in thousands).................   11,911     14,737     19,513     19,818      7,063        342

PIONEER SCIENCE & TECHNOLOGY VCT
 PORTFOLIO
Unit Value:
  Beginning of Period..................    1.000        N/A        N/A        N/A        N/A        N/A
  End of Period........................    0.741        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................   10,416        N/A        N/A        N/A        N/A        N/A

PIONEER SMALL COMPANY VCT PORTFOLIO
Unit Value:
  Beginning of Period..................      N/A        N/A        N/A        N/A        N/A        N/A
  End of Period........................      N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................      N/A        N/A        N/A        N/A        N/A        N/A

PIONEER STRATEGIC INCOME VCT PORTFOLIO
Unit Value:
  Beginning of Period..................    1.001      1.000        N/A        N/A        N/A        N/A
  End of Period........................    1.032      1.001        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................    2,689        737        N/A        N/A        N/A        N/A

PIONEER SWISS FRANC BOND VCT PORTFOLIO
Unit Value:
  Beginning of Period..................    0.743      0.873      0.808      0.881      1.001      1.000
  End of Period........................    0.734      0.743      0.873      0.808      0.881      1.001
Number of Units Outstanding at End of
 Period (in thousands).................   47,586     57,026     46,404     26,864     14,677        886

AIM V.I. AGGRESSIVE GROWTH FUND
Unit Value:
  Beginning of Period..................      N/A        N/A        N/A        N/A        N/A        N/A
  End of Period........................      N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................      N/A        N/A        N/A        N/A        N/A        N/A

                                                             YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------
              SUB-ACCOUNT                  2000       1999       1998       1997       1996       1995
---------------------------------------  --------   --------   --------   --------   --------   --------
AIM V.I. CAPITAL APPRECIATION FUND
Unit Value:
  Beginning of Period..................    1.000        N/A        N/A        N/A        N/A        N/A
  End of Period........................    0.832        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................   29,127        N/A        N/A        N/A        N/A        N/A

ALLIANCE PREMIER GROWTH PORTFOLIO
Unit Value:
  Beginning of Period..................    1.000        N/A        N/A        N/A        N/A        N/A
  End of Period........................    0.786        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................   44,257        N/A        N/A        N/A        N/A        N/A

ALLIANCE TECHNOLOGY PORTFOLIO
Unit Value:
  Beginning of Period..................    1.000        N/A        N/A        N/A        N/A        N/A
  End of Period........................    0.646        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................   28,108        N/A        N/A        N/A        N/A        N/A

DGPF GROWTH OPPORTUNITIES SERIES
Unit Value:
  Beginning of Period..................    1.000        N/A        N/A        N/A        N/A        N/A
  End of Period........................    0.831        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................   11,497        N/A        N/A        N/A        N/A        N/A

DGPF SELECT GROWTH SERIES
Unit Value:
  Beginning of Period..................    1.000        N/A        N/A        N/A        N/A        N/A
  End of Period........................    0.790        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................   18,891        N/A        N/A        N/A        N/A        N/A

FT VIP FRANKLIN SMALL CAP FUND
Unit Value:
  Beginning of Period..................    1.000        N/A        N/A        N/A        N/A        N/A
  End of Period........................    0.832        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................   14,979        N/A        N/A        N/A        N/A        N/A

FT VIP TEMPLETON ASSET STRATEGY FUND
Unit Value:
  Beginning of Period..................    1.000        N/A        N/A        N/A        N/A        N/A
  End of Period........................    0.999        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................    1,340        N/A        N/A        N/A        N/A        N/A

                                                             YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------
              SUB-ACCOUNT                  2000       1999       1998       1997       1996       1995
---------------------------------------  --------   --------   --------   --------   --------   --------
FT VIP TEMPLETON INTERNATIONAL
 SMALLERCOMPANIES FUND
Unit Value:
  Beginning of Period..................    1.000        N/A        N/A        N/A        N/A        N/A
  End of Period........................    0.964        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................      790        N/A        N/A        N/A        N/A        N/A

VAN KAMPEN LIT EMERGING GROWTH
 PORTFOLIO
Unit Value:
  Beginning of Period..................    1.000        N/A        N/A        N/A        N/A        N/A
  End of Period........................    0.795        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of
 Period (in thousands).................   34,696        N/A        N/A        N/A        N/A        N/A

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VA-P


                                                                      YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------
                     SUB-ACCOUNT                          2000       1999       1998       1997       1996
------------------------------------------------------  --------   --------   --------   --------   --------
PIONEER AMERICA INCOME VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.130      1.175      1.102      1.030      1.000
  End of Period.......................................   1.245      1.130      1.175      1.102      1.030
Number of Units Outstanding at End of Period
 (in thousands).......................................     303        369        291        203        180

PIONEER BALANCED VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.267      1.254      1.233      1.068      1.000
  End of Period.......................................   1.318      1.267      1.254      1.233      1.068
Number of Units Outstanding at End of Period
 (in thousands).......................................     400        537        518        303        121

PIONEER EMERGING MARKETS VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.843      1.047      1.000        N/A        N/A
  End of Period.......................................   1.196      1.843      1.047        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................     167         95          0        N/A        N/A

PIONEER EQUITY-INCOME VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.778      1.787      1.483      1.112      1.000
  End of Period.......................................   2.014      1.778      1.787      1.483      1.112
Number of Units Outstanding at End of Period
 (in thousands).......................................   1,207      1,316      1,304        641        237

PIONEER EUROPE VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.339      1.058      1.000        N/A        N/A
  End of Period.......................................   1.076      1.339      1.058        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................     242         69          0        N/A        N/A

PIONEER EUROPE SELECT VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................     N/A        N/A        N/A        N/A        N/A
  End of Period.......................................     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................     N/A        N/A        N/A        N/A        N/A

PIONEER FUND VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.495      1.311      1.000        N/A        N/A
  End of Period.......................................   1.492      1.495      1.311        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................   2,176      1,849      1,191        N/A        N/A

PIONEER GLOBAL FINANCIALS VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................     N/A        N/A        N/A        N/A        N/A
  End of Period.......................................     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................     N/A        N/A        N/A        N/A        N/A

                                                                      YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------
                     SUB-ACCOUNT                          2000       1999       1998       1997       1996
------------------------------------------------------  --------   --------   --------   --------   --------
PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................     N/A        N/A        N/A        N/A        N/A
  End of Period.......................................     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................     N/A        N/A        N/A        N/A        N/A

PIONEER GLOBAL TELECOMS VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................     N/A        N/A        N/A        N/A        N/A
  End of Period.......................................     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................     N/A        N/A        N/A        N/A        N/A

PIONEER GROWTH SHARES VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.420      1.333      1.000        N/A        N/A
  End of Period.......................................   1.290      1.420      1.333        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................   1,572      1,594      1,216        N/A        N/A

PIONEER HIGH YIELD VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.000        N/A        N/A        N/A        N/A
  End of Period.......................................   1.032        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      27        N/A        N/A        N/A        N/A

PIONEER INTERNATIONAL GROWTH VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.466      1.029      1.080      1.044      1.000
  End of Period.......................................   1.120      1.466      1.029      1.080      1.044
Number of Units Outstanding at End of Period
 (in thousands).......................................     664        613        582        347         58

PIONEER MID-CAP VALUE VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.339      1.201      1.268      1.031      1.000
  End of Period.......................................   1.558      1.339      1.201      1.268      1.031
Number of Units Outstanding at End of Period
 (in thousands).......................................   1,040      1,052      1,069        615        166

PIONEER MONEY MARKET VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.109      1.077      1.044      1.011      1.000
  End of Period.......................................   1.156      1.109      1.077      1.044      1.011
Number of Units Outstanding at End of Period
 (in thousands).......................................     332        346        306         98        309

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.086      1.150      1.435      1.201      1.000
  End of Period.......................................   1.387      1.086      1.150      1.435      1.201
Number of Units Outstanding at End of Period
 (in thousands).......................................      64         52         97         75         20

PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.000        N/A        N/A        N/A        N/A
  End of Period.......................................   0.741        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      64        N/A        N/A        N/A        N/A

                                                                      YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------
                     SUB-ACCOUNT                          2000       1999       1998       1997       1996
------------------------------------------------------  --------   --------   --------   --------   --------
PIONEER SMALL COMPANY VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................     N/A        N/A        N/A        N/A        N/A
  End of Period.......................................     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................     N/A        N/A        N/A        N/A        N/A

PIONEER STRATEGIC INCOME VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.008      1.000        N/A        N/A        N/A
  End of Period.......................................   1.039      1.008        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................       3          2        N/A        N/A        N/A

PIONEER SWISS FRANC BOND VCT PORTFOLIO
Unit Value:
  Beginning of Period.................................   0.833      0.978      0.906      0.987      1.000
  End of Period.......................................   0.823      0.833      0.978      0.906      0.987
Number of Units Outstanding at End of Period
 (in thousands).......................................   1,276      1,537        693        328         73

AIM V.I. AGGRESSIVE GROWTH FUND
Unit Value:
  Beginning of Period.................................     N/A        N/A        N/A        N/A        N/A
  End of Period.......................................     N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................     N/A        N/A        N/A        N/A        N/A

AIM V.I. CAPITAL APPRECIATION FUND
Unit Value:
  Beginning of Period.................................   1.000        N/A        N/A        N/A        N/A
  End of Period.......................................   0.832        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................     768        N/A        N/A        N/A        N/A

ALLIANCE PREMIER GROWTH PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.000        N/A        N/A        N/A        N/A
  End of Period.......................................   0.786        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................     230        N/A        N/A        N/A        N/A

ALLIANCE TECHNOLOGY PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.000        N/A        N/A        N/A        N/A
  End of Period.......................................   0.646        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................     149        N/A        N/A        N/A        N/A

DGPF GROWTH OPPORTUNITIES SERIES
Unit Value:
  Beginning of Period.................................   1.000        N/A        N/A        N/A        N/A
  End of Period.......................................   0.831        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      66        N/A        N/A        N/A        N/A

DGPF SELECT GROWTH SERIES
Unit Value:
  Beginning of Period.................................   1.000        N/A        N/A        N/A        N/A
  End of Period.......................................   0.789        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      15        N/A        N/A        N/A        N/A

                                                                      YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------
                     SUB-ACCOUNT                          2000       1999       1998       1997       1996
------------------------------------------------------  --------   --------   --------   --------   --------
FT VIP FRANKLIN SMALL CAP FUND
Unit Value:
  Beginning of Period.................................   1.000        N/A        N/A        N/A        N/A
  End of Period.......................................   0.832        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      50        N/A        N/A        N/A        N/A

FT VIP TEMPLETON ASSET STRATEGY FUND
Unit Value:
  Beginning of Period.................................   1.000        N/A        N/A        N/A        N/A
  End of Period.......................................   0.999        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      71        N/A        N/A        N/A        N/A

FT VIP TEMPLETON INTERNATIONAL SMALLERCOMPANIES FUND
Unit Value:
  Beginning of Period.................................   1.000        N/A        N/A        N/A        N/A
  End of Period.......................................   0.964        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      16        N/A        N/A        N/A        N/A

VAN KAMPEN LIT EMERGING GROWTH PORTFOLIO
Unit Value:
  Beginning of Period.................................   1.000        N/A        N/A        N/A        N/A
  End of Period.......................................   0.795        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period
 (in thousands).......................................      70        N/A        N/A        N/A        N/A

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

         INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS FUNDED THROUGH

                                 SUB-ACCOUNTS OF

                              SEPARATE ACCOUNT VA-P

                INVESTING IN SHARES OF THE UNDERLYING PORTFOLIOS




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PIONEER C-VISION PROSPECTUS OF SEPARATE ACCOUNT VA-P DATED MAY 1, 2001 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-688-9915.



                                DATED MAY 1, 2001



FAFLIC Pioneer C-Vision

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY................................................2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY.................3

SERVICES.......................................................................3

UNDERWRITERS...................................................................3

ANNUITY BENEFIT PAYMENTS.......................................................4

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM....................6

PERFORMANCE INFORMATION........................................................6

FINANCIAL STATEMENTS.........................................................F-1

                         GENERAL INFORMATION AND HISTORY

Separate Account VA-P (the "Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") authorized by vote of its Board of Directors on August 20, 1991. The Company, organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 2000, the Company and its subsidiaries had over $24 billion in combined assets and over $34 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company, known as State Mutual Life Assurance Company of America, to a stock life insurance company and adopted its present name. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone (508) 855-1000.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance in Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


Thirty Sub-Accounts of the Variable Account are available under the Pioneer C-Vision contract (the "Contract"). Each Sub-Account invests in a corresponding investment portfolio of Pioneer Variable Contracts Trust ("Pioneer VCT"), AIM Variable Insurance Funds ("AVIF"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Delaware Group Premium Fund ("DGPF"), Franklin Templeton Variable Insurance Products Trust ("FT VIP") or Van Kampen Life Investment Trust ("Van Kampen"), open-end, registered management investment companies. Fifteen investment portfolios of Pioneer are available under the Contract: the Pioneer Emerging Markets VCT Portfolio, Pioneer Europe VCT Portfolio, Pioneer International Growth VCT Portfolio, Pioneer Science & Technology VCT Portfolio, Pioneer Mid-Cap Value VCT Portfolio (formerly Capital Growth Portfolio), Pioneer Growth Shares VCT Portfolio, Pioneer Real Estate Growth VCT Portfolio, Pioneer Fund VCT Portfolio (formerly Growth and Income Portfolio), Pioneer Equity-Income VCT Portfolio, Pioneer Balanced VCT Portfolio, Pioneer Swiss Franc Bond VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer Strategic Income VCT Portfolio, Pioneer America Income VCT Portfolio, the Pioneer Money Market VCT Portfolio and the Pioneer Small Company VCT Portfolio. Two portfolios of AVIF are available under the Contract: the AIM V.I. Aggressive Growth Fund and the AIM V.I. Capital Appreciation Fund. Two Alliance portfolios are available under the Contract: the Alliance Premier Growth Portfolio and the Alliance Technology Portfolio. Two DGPF series are available under the Contract: the DGPF Growth Opportunities Series and the DGPF
Select Growth Series. Three FT VIP funds are available under the Contract:
the FT VIP Templeton Asset Strategy Fund, the FT VIP Templeton International Smaller Companies Fund and the FT VIP Franklin Small Cap Fund. One Van Kampen portfolio is available under the Contract: the Van Kampen LIT Emerging Growth Portfolio (together, the "Underlying Portfolios"). Each Underlying Portfolio has its own investment objectives and certain attendant risks.


                     TAXATION OF THE CONTRACT, THE VARIABLE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the contracts, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the contracts or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Portfolio shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Portfolio shares is reflected on the records of the Underlying Portfolio, and is not represented by any transferable stock certificates.


EXPERTS. The financial statements of the Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, and the financial statements of Separate Account VA-P of the Company as of December 31, 2000 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                  UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica Investments, the Company and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of the Company, and presently is indirectly wholly owned by the Company.

The Contract offered by this Prospectus is offered continuously, and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The Company pays commissions, not to exceed 1.0% of purchase payments, to entities which sell the Contract. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such entities based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services. A Promotional Allowance of 0.40% is paid to Pioneer Funds Distributor, Inc. for administrative and support services with respect to the distribution of the Contract; however, Pioneer Funds Distributor, Inc. may direct the Company to pay a portion of said allowance to broker-dealers who provide support services directly.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus.


The aggregate amounts of commissions paid to Allmerica Investments for sales of all contracts funded by Separate Account VA-P (including contracts not described in the Prospectus) for the years 1998, 1999 and 2000 were $421,284, $223,307 and $164,509.22.


No commissions were retained by Allmerica Investments for sales of all contracts funded by Separate Account VA-P (including contracts not described in the Prospectus) for the years 1998, 1999 and 2000.


                            ANNUITY BENEFIT PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1)  Accumulation Unit Value -- Previous Valuation Period.....................................$ 1.135000

(2)  Value of Assets -- Beginning of Valuation Period.........................................$5,000,000

(3)  Excess of Investment Income and Net Gains Over Capital Losses................................$1,675

(4)  Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2).................0.000335

(5)  Annual Charge (one-day equivalent of 1.40% per annum)......................................0.000039

(6)  Net Investment Rate (4) - (5)..............................................................0.000296

(7)  Net Investment Factor 1.000000 + (6).......................................................1.000296

                                      4

(8)  Accumulation Unit Value -- Current Period (1) x (7).......................................$1.135336

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity payments is described in detail under "Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed interest rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit Values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and noncommutable fixed period certain annuity options and commutable variable period certain annuity options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The Commuted Value is the present value of remaining payments calculated at 3.5% interest. The determination of the Commuted Value may be illustrated by the following hypothetical example.

Assume a commutable period certain option is elected. The number of Annuity Units upon which each payment is based would be calculated using the Surrender Value less any premium tax rather than the Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the Commuted Value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.

           ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM

To the extent permitted by law, the Company reserves the right to offer an Enhanced Automatic Transfer (Dollar Cost Averaging) Program from time to time. If an Owner elects automatic transfers while the enhanced program is in effect, the Company will credit an enhanced interest rate to eligible payments made to the Enhanced Automatic Transfer Program. Eligible payments:

     -    must be new payments to the Contract, including the initial payment,

     - must be allocated to the Fixed Account, which will be the source account,

     - must be automatically transferred out of the Fixed Account to one or more Sub-Accounts over a specified time period and

     -    will receive the enhanced rate while they remain in the Fixed Account.

Any new eligible payments made to an existing Enhanced Automatic Transfer program will start a new Enhanced Automatic Transfer program. In this case, the following rules apply:

     - The money remaining in the Fixed Account from the original program will be combined with the new eligible payment to determine the new monthly transfer amount.

     - The new monthly transfer amount will be transferred out of the Fixed Account in accordance with the allocation instructions specified for the new payment. If no allocation instructions are specified with the new eligible payment, the allocation instructions for the original eligible payment will be used. The new monthly transfer amount will be transferred out of the Fixed Account on a LIFO (last-in, first-out basis) to the selected Sub-Accounts on the date designated for the new eligible payment.

     - A new enhanced interest rate may be applied to the new eligible payment, while the money remaining in the Fixed Account from the original program will continue to receive the enhanced rate in effect at the time the older payment was received.

                             PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under "PERFORMANCE INFORMATION." In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Portfolio and/or an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

       P(1 + T)(to the power of n)  =    ERV

                       Where:   P   =    a hypothetical initial payment
                                         to the Variable Account of $1,000

                                T   =    average annual total return

                                n   =    number of years

                              ERV   =    the ending  redeemable value of the $1,000
                                         payment at the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period.

The calculations of Total Return include the deduction of the $30 annual Contract fee.

                               PERFORMANCE TABLES

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                                    TABLE 1A
                   AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 2000
                         SINCE INCEPTION OF SUB-ACCOUNT



                                                                   FOR YEAR                      SINCE
                                                   SUB-ACCOUNT       ENDED                     INCEPTION OF
                                                  INCEPTION DATE   12/31/00    5 YEARS         SUB-ACCOUNT
                                                  --------------   --------    -------         -----------
Pioneer America Income Portfolio................      9/8/96         10.05%      N/A              4.98%
Pioneer Balanced Portfolio......................     9/22/96          3.83%      N/A              6.46%
Pioneer Emerging Markets Portfolio..............    10/30/98        -35.27%      N/A              8.36%
Pioneer Equity-Income Portfolio.................      9/4/96         13.10%      N/A             17.40%
Pioneer Europe Portfolio........................    10/30/98        -19.75%      N/A              3.22%
Pioneer Europe Select VCT Portfolio.............        N/A*          N/A        N/A              N/A
Pioneer Fund Portfolio..........................     1/21/98         -0.34%      N/A             12.04%
Pioneer Global Financials VCT Portfolio.........       N/A*           N/A        N/A              N/A
Pioneer Global Health Care VCT Portfolio........       N/A*           N/A        N/A              N/A
Pioneer Global Telecoms VCT Portfolio...........       N/A*           N/A        N/A              N/A
Pioneer Growth Shares Portfolio.................     1/21/98         -9.31%      N/A              8.19%
Pioneer High Yield Portfolio....................      5/1/00          N/A        N/A              3.10%
Pioneer International Growth Portfolio..........      9/4/96        -23.74%      N/A              2.43%
Pioneer Mid-Cap Value Portfolio.................      9/4/96         16.20%      N/A             10.59%
Pioneer Money Market Portfolio..................     8/20/96          4.12%      N/A              3.15%
Pioneer Real Estate Growth Portfolio............      9/4/96         27.55%      N/A              7.65%
Pioneer Science & Technology Portfolio..........      5/1/00          N/A        N/A            -26.01%
Pioneer Small Company VCT Portfolio.............       N/A*           N/A        N/A              N/A
Pioneer Strategic Income Portfolio..............     9/14/99          2.95%      N/A              2.75%
Pioneer Swiss Franc Bond Portfolio..............     12/2/96         -1.37%      N/A             -4.94%
AIM V.I. Aggressive Growth Fund.................       N/A*           N/A        N/A              N/A
AIM V.I. Capital Appreciation Fund..............      5/1/00          N/A        N/A            -16.90%
Alliance Premier Growth Portfolio...............      5/1/00          N/A        N/A            -21.53%
Alliance Technology Portfolio...................      5/1/00          N/A        N/A            -35.46%
DGPF Growth Opportunities Series................      5/1/00          N/A        N/A            -17.02%
DGPF Select Growth Series.......................      5/1/00          N/A        N/A            -21.16%
FT VIP Franklin Small Cap Fund..................      5/1/00          N/A        N/A            -16.91%
FT VIP Templeton Asset Strategy Fund............      5/1/00          N/A        N/A             -0.20%
FT VIP Templeton International Smaller
Companies Fund..................................      5/1/00          N/A        N/A             -3.73%
Van Kampen LIT Emerging Growth Portfolio........      5/1/00          N/A        N/A            -20.64%


* This is a new Sub-Account so no historical figures are available.

                                    TABLE 1B
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                         SINCE INCEPTION OF SUB-ACCOUNT


                                                                   FOR YEAR                      SINCE
                                                   SUB-ACCOUNT       ENDED                    INCEPTION OF
                                                  INCEPTION DATE   12/31/00    5 YEARS        SUB-ACCOUNT
                                                  --------------   --------    -------        ------------
Pioneer America Income Portfolio................      9/8/96         10.23%      N/A             5.22%
Pioneer Balanced Portfolio......................     9/22/96          3.98%      N/A             6.67%
Pioneer Emerging Markets Portfolio..............    10/30/98        -35.12%      N/A             8.58%
Pioneer Equity-Income Portfolio.................      9/4/96         13.25%      N/A            17.57%
Pioneer Europe Portfolio........................    10/30/98        -19.61%      N/A             3.46%
Pioneer Europe Select VCT Portfolio.............       N/A*           N/A        N/A              N/A
Pioneer Fund Portfolio..........................     1/21/98         -0.19%      N/A            12.20%
Pioneer Global Financials VCT Portfolio.........       N/A*           N/A        N/A              N/A
Pioneer Global Health Care VCT Portfolio........       N/A*           N/A        N/A              N/A
Pioneer Global Telecoms VCT Portfolio...........       N/A*           N/A        N/A              N/A
Pioneer Growth Shares Portfolio.................     1/21/98         -9.17%      N/A             8.35%
Pioneer High Yield Portfolio....................      5/1/00          N/A        N/A             3.20%
Pioneer International Growth Portfolio..........      9/4/96        -23.59%      N/A             2.65%
Pioneer Mid-Cap Value Portfolio.................      9/4/96         16.35%      N/A            10.80%
Pioneer Money Market Portfolio..................     8/20/96          4.26%      N/A             3.38%
Pioneer Real Estate Growth Portfolio............      9/4/96         27.70%      N/A             7.87%
Pioneer Science & Technology Portfolio..........      5/1/00          N/A        N/A           -25.92%
Pioneer Small Company VCT Portfolio.............       N/A*           N/A        N/A              N/A
Pioneer Strategic Income Portfolio..............     9/14/99          3.10%      N/A             2.98%
Pioneer Swiss Franc Bond Portfolio..............     12/2/96         -1.23%      N/A            -4.66%
AIM V.I. Aggressive Growth Fund.................       N/A*           N/A        N/A              N/A
AIM V.I. Capital Appreciation Fund..............      5/1/00          N/A        N/A           -16.80%
Alliance Premier Growth Portfolio...............      5/1/00          N/A        N/A           -21.43%
Alliance Technology Portfolio...................      5/1/00          N/A        N/A           -35.36%
DGPF Growth Opportunities Series................      5/1/00          N/A        N/A           -16.92%
DGPF Select Growth Series.......................      5/1/00          N/A        N/A           -21.06%
FT VIP Franklin Small Cap Fund..................      5/1/00          N/A        N/A           -16.81%
FT VIP Templeton Asset Strategy Fund............      5/1/00          N/A        N/A            -0.10%
FT VIP Templeton International Smaller
Companies Fund..................................      5/1/00          N/A        N/A            -3.63%
Van Kampen LIT Emerging Growth Portfolio........      5/1/00          N/A        N/A           -20.54%



* This is a new Sub-Account so no historical figures are available.

                                    TABLE 2A
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)


                                                                                           10 YEARS OR SINCE
                                                    UNDERLYING     FOR YEAR                  INCEPTION OF
                                                    PORTFOLIO        ENDED                    UNDERLYING
                                                  INCEPTION DATE   12/31/00    5 YEARS     PORTFOLIO IF LESS
                                                  --------------   --------    -------     -----------------
Pioneer America Income Portfolio................      3/1/95         10.05%      3.62%           3.84%
Pioneer Balanced Portfolio......................      3/1/95          3.83%      6.63%           8.92%
Pioneer Emerging Markets Portfolio..............    10/30/98        -35.27%      N/A             8.36%
Pioneer Equity-Income Portfolio.................      3/1/95         13.10%     15.35%          16.96%
Pioneer Europe Portfolio........................    10/30/98        -19.75%      N/A             3.22%
Pioneer Europe Select VCT Portfolio.............       N/A            N/A        N/A              N/A
Pioneer Fund Portfolio..........................    10/31/97         -0.34%      N/A            13.27%
Pioneer Global Financials VCT Portfolio.........       N/A            N/A        N/A              N/A
Pioneer Global Health Care VCT Portfolio........       N/A            N/A        N/A              N/A
Pioneer Global Telecoms VCT Portfolio...........       N/A            N/A        N/A              N/A
Pioneer Growth Shares Portfolio.................    10/31/97        - 9.31%      N/A             8.16%
Pioneer High Yield Portfolio....................      5/1/00          N/A        N/A             3.10%
Pioneer International Growth Portfolio..........      3/1/95        -23.74%      2.54%           3.70%
Pioneer Mid-Cap Value Portfolio.................      3/1/95         16.20%     11.19%          12.29%
Pioneer Money Market Portfolio..................      3/1/95          4.12%      3.06%           3.14%
Pioneer Real Estate Growth Portfolio............      3/1/95         27.55%      8.93%          10.30%
Pioneer Science & Technology Portfolio..........      5/1/00          N/A        N/A           -26.01%
Pioneer Small Company VCT Portfolio.............       N/A            N/A        N/A              N/A
Pioneer Strategic Income Portfolio..............     7/29/99          2.95%      N/A             2.32%
Pioneer Swiss Franc Bond Portfolio..............     11/1/95         -1.37%     -6.28%          -6.10%
AIM V.I. Aggressive Growth Fund.................      5/1/98          1.15%      N/A            13.69%
AIM V.I. Capital Appreciation Fund..............      5/5/93        -12.24%     13.86%          15.75%
Alliance Premier Growth Portfolio*..............     6/26/92        -18.04%     19.83%          18.36%
Alliance Technology Portfolio*..................     1/11/96        -22.87%      N/A            19.71%
DGPF Growth Opportunities Series*...............     7/12/91        -10.00%     16.61%          12.90%
DGPF Select Growth Series*......................      5/3/99        -23.77%      N/A             4.61%
FT VIP Franklin Small Cap Fund*.................     11/1/95        -16.15%     18.28%          18.10%
FT VIP Templeton Asset Strategy Fund*...........     8/24/88         -1.57%     10.45%          12.11%
FT VIP Templeton International Smaller
Companies Fund*.................................      5/1/96         -2.80%      N/A             2.09%
Van Kampen LIT Emerging Growth Portfolio........      7/3/95        -11.52%     27.03%          27.78%






* These funds include a charge for 12b-1 fees ("Class 2 or Service shares"). These hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on Class 2 shares performance.



(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

                                    TABLE 2B
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)


                                                                                           10 YEARS OR SINCE
                                                    UNDERLYING     FOR YEAR                  INCEPTION OF
                                                    PORTFOLIO        ENDED                    UNDERLYING
                                                  INCEPTION DATE   12/31/00    5 YEARS     PORTFOLIO IF LESS
                                                  --------------   --------    -------     -----------------
Pioneer America Income Portfolio................      3/1/95         10.23%      3.85%           4.06%
Pioneer Balanced Portfolio......................      3/1/95          3.98%      6.82%           9.08%
Pioneer Emerging Markets Portfolio..............    10/30/98        -35.12%      N/A             8.58%
Pioneer Equity-Income Portfolio.................      3/1/95         13.25%     15.52%          17.11%
Pioneer Europe Portfolio........................    10/30/98        -19.61%      N/A             3.46%
Pioneer Europe Select VCT Portfolio.............       N/A            N/A        N/A              N/A
Pioneer Fund Portfolio..........................    10/31/97         -0.19%      N/A            13.47%
Pioneer Global Financials VCT Portfolio.........       N/A            N/A        N/A              N/A
Pioneer Global Health Care VCT Portfolio........       N/A            N/A        N/A              N/A
Pioneer Global Telecoms VCT Portfolio...........       N/A            N/A        N/A              N/A
Pioneer Growth Shares Portfolio.................    10/31/97         -9.17%      N/A             8.37%
Pioneer High Yield Portfolio....................      5/1/00          N/A        N/A             3.20%
Pioneer International Growth Portfolio..........      3/1/95        -23.59%      2.74%           3.89%
Pioneer Mid-Cap Value Portfolio.................      3/1/95         16.35%     11.38%          12.46%
Pioneer Money Market Portfolio..................      3/1/95          4.26%      3.28%           3.35%
Pioneer Real Estate Growth Portfolio............      3/1/95         27.70%      9.11%          10.47%
Pioneer Science & Technology Portfolio..........      5/1/00          N/A        N/A           -25.92%
Pioneer Small Company VCT Portfolio.............       N/A            N/A        N/A              N/A
Pioneer Strategic Income Portfolio..............     7/29/99          3.10%      N/A             2.53%
Pioneer Swiss Franc Bond Portfolio..............     11/1/95         -1.23%     -6.01%          -5.81%
AIM V.I. Aggressive Growth Fund.................      5/1/98          1.16%      N/A            13.70%
AIM V.I. Capital Appreciation Fund..............      5/5/93        -12.14%     13.88%          15.76%
Alliance Premier Growth Portfolio*..............     6/26/92        -17.94%     19.84%          18.37%
Alliance Technology Portfolio*..................     1/11/96        -22.77%      N/A            19.73%
DGPF Growth Opportunities Series*...............     7/12/91         -9.90%     16.62%          12.91%
DGPF Select Growth Series*......................      5/3/99        -23.67%      N/A             4.71%
FT VIP Franklin Small Cap Fund*.................     11/1/95        -16.05%     18.29%          18.12%
FT VIP Templeton Asset Strategy Fund*...........     8/24/88         -1.47%     10.47%          12.11%
FT VIP Templeton International Smaller
Companies Fund*.................................      5/1/96         -2.70%      N/A             2.13%
Van Kampen LIT Emerging Growth Portfolio........      7/3/95        -11.42%     27.04%          27.79%






* These funds include a charge for 12b-1 fees ("Class 2 or Service shares"). These hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on Class 2 shares performance.



(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.


YIELD AND EFFECTIVE YIELD - THE MONEY MARKET SUB-ACCOUNT

Set forth below is yield and effective yield information for the Money Market Sub-Account for the seven-day period ended December 31, 2000:


                  Yield                              6.09%
                  Effective Yield                    6.28%

The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

         Effective Yield = [(base period return + 1)(to the power of 365/7)] - 1

The calculations of yield and effective yield reflect the $30 annual Contract fee.

                              FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for its Separate Account VA-P.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2001

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000     1999      1998
 -------------                                    ------  --------  --------
 REVENUES
     Premiums...................................  $  2.2  $  954.5  $1,969.5
     Universal life and investment product
       policy fees..............................   421.1     359.3     296.6
     Net investment income......................   367.8     503.1     593.9
     Net realized investment (losses) gains.....   (62.4)    100.3      60.9
     Other income...............................   104.7     107.3     100.0
                                                  ------  --------  --------
         Total revenues.........................   833.4   2,024.5   3,020.9
                                                  ------  --------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   326.4   1,056.3   1,803.0
     Policy acquisition expenses................    81.8     240.9     449.6
     Sales practice litigation..................    --       --         31.0
     Restructuring costs........................    11.0     --          9.0
     Other operating expenses...................   271.5     346.3     419.7
                                                  ------  --------  --------
         Total benefits, losses and expenses....   690.7   1,643.5   2,712.3
                                                  ------  --------  --------
 Income from continuing operations before
  federal income taxes..........................   142.7     381.0     308.6
                                                  ------  --------  --------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................   (33.8)     88.7      74.6
     Deferred...................................    50.1       4.3     (15.4)
                                                  ------  --------  --------
         Total federal income tax expense.......    16.3      93.0      59.2
                                                  ------  --------  --------
 Income from continuing operations before
  minority interest.............................   126.4     288.0     249.4
     Minority interest..........................    --       (39.9)    (55.0)
                                                  ------  --------  --------
 Income from continuing operations..............   126.4     248.1     194.4
 Losses from operations of discontinued business
  (less applicable income taxes (benefit) of
  $(10.1) and $(7.0) for the years ended
  December 31, 1999 and 1998 respectively)          --       (17.2)    (13.5)

 Loss on disposal of group life and health
  business, including provision of $72.2 for
  operating losses during phase-out period for
  the year ended December 31, 1999 (less
  applicable income tax benefit of $16.4)           --       (30.5)    --
                                                  ------  --------  --------
 Net income.....................................  $126.4  $  200.4  $  180.9
                                                  ======  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2000       1999
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $4,366.3 and $3,721.6)............................  $ 4,338.2  $ 3,660.7
     Equity securities at fair value (cost of $44.1 and
       $27.9)............................................       57.1       51.4
     Mortgage loans......................................      472.7      521.2
     Policy loans........................................      189.6      170.5
     Real estate and other long-term investments.........      190.5      177.0
                                                           ---------  ---------
         Total investments...............................    5,248.1    4,580.8
                                                           ---------  ---------
   Cash and cash equivalents.............................      123.0      279.3
   Accrued investment income.............................       81.1       73.3
   Deferred policy acquisition costs.....................    1,413.3    1,219.5
   Reinsurance receivable on unpaid losses, benefits and
     unearned premiums...................................      466.6      480.3
   Deferred federal income taxes.........................     --           18.1
   Premiums, accounts and notes receivable...............       26.9       81.0
   Other assets..........................................      251.8      199.6
   Closed Block assets...................................      768.0      772.3
   Separate account assets...............................   17,437.4   17,629.6
                                                           ---------  ---------
         Total assets....................................  $25,816.2  $25,333.8
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,907.2  $ 2,825.0
     Outstanding claims, losses and loss adjustment
       expenses..........................................      151.6      218.8
     Unearned premiums...................................        5.5        6.6
     Contractholder deposit funds and other policy
       liabilities.......................................    2,061.2    2,025.5
                                                           ---------  ---------
         Total policy liabilities and accruals...........    5,125.5    5,075.9
                                                           ---------  ---------
   Expenses and taxes payable............................      423.5      512.0
   Reinsurance premiums payable..........................       11.5       17.9
   Deferred federal income taxes.........................       28.1     --
   Trust instruments supported by funding obligations....      621.5       50.6
   Closed Block liabilities..............................      829.7      842.1
   Separate account liabilities..........................   17,437.4   17,628.9
                                                           ---------  ---------
         Total liabilities...............................   24,477.2   24,127.4
                                                           ---------  ---------
   Commitments and contingencies (Notes 16 and 21)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,001 shares issued and outstanding...        5.0        5.0
   Additional paid-in capital............................      569.0      569.0
   Accumulated other comprehensive (loss) income.........       (8.7)     (14.9)
   Retained earnings.....................................      773.7      647.3
                                                           ---------  ---------
         Total shareholder's equity......................    1,339.0    1,206.4
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $25,816.2  $25,333.8
                                                           =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      2000      1999       1998
 -------------                                    --------  ---------  --------
 COMMON STOCK...................................  $    5.0  $     5.0  $    5.0
                                                  --------  ---------  --------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     569.0      444.0     453.7
     Capital contribution from parent...........     --         125.0     --
     Loss on change of interest-Allmerica P&C...     --        --          (9.7)
                                                  --------  ---------  --------
     Balance at end of period...................     569.0      569.0     444.0
                                                  --------  ---------  --------

 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............     (14.9)     169.2     209.3
     Appreciation (depreciation) during the
       period:
       Net appreciation (depreciation) on
         available-for-sale securities..........       9.6     (298.2)    (82.4)
       (Provision) benefit for deferred federal
         income taxes...........................      (3.4)     105.0      28.9
       Minority interest........................     --          31.8      13.4
     Distribution of subsidiaries (Note 3)......     --         (22.7)    --
                                                  --------  ---------  --------
                                                       6.2     (184.1)    (40.1)
                                                  --------  ---------  --------
     Balance at end of period...................      (8.7)     (14.9)    169.2
                                                  --------  ---------  --------
 RETAINED EARNINGS
     Balance at beginning of period.............     647.3    1,698.3   1,567.4
     Net income.................................     126.4      200.4     180.9
     Dividend to shareholder....................     --        --         (50.0)
     Distribution of subsidiaries (Note 3)......     --      (1,251.4)    --
                                                  --------  ---------  --------
     Balance at end of period...................     773.7      647.3   1,698.3
                                                  --------  ---------  --------
         Total shareholder's equity.............  $1,339.0  $ 1,206.4  $2,316.5
                                                  ========  =========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000    1999     1998
 -------------                                 ------  -------  ------
 Net income..................................  $126.4  $ 200.4  $180.9
                                               ------  -------  ------
 Other comprehensive income (loss):
     Net appreciation (depreciation) on
       available-for-sale securities.........     9.6   (298.2)  (82.4)
     (Provision) benefit for deferred federal
       income taxes..........................    (3.4)   105.0    28.9
     Minority interest.......................    --       31.8    13.4
     Distribution of subsidiaries (Note 3)...    --      (22.7)   --
                                               ------  -------  ------
       Other comprehensive income (loss).....     6.2   (184.1)  (40.1)
                                               ------  -------  ------
 Comprehensive income........................  $132.6  $  16.3  $140.8
                                               ======  =======  ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   2000       1999       1998
 -------------                                 ---------  ---------  ---------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   126.4  $   200.4  $   180.9
     Adjustments to reconcile net income to
       net cash provided by operating
       activities:
         Minority interest...................     --           39.9       55.0
         Net realized losses (gains).........       67.8     (100.9)     (62.7)
         Net amortization and depreciation...       18.2       31.5       20.7
         Deferred federal income taxes.......       50.1       20.7      (15.4)
         Sales practice litigation expense...     --         --           31.0
         Loss from exiting reinsurance
           pools.............................     --         --           25.3
         Payment related to exiting
           reinsurance pools.................     --         --          (30.3)
         Loss from disposal of group life and
           health business...................     --           30.5     --
         Change in deferred acquisition
           costs.............................     (213.0)    (181.6)    (185.8)
         Change in premiums and notes
           receivable, net of reinsurance
           payable...........................       47.7      (41.8)      56.7
         Change in accrued investment
           income............................       (7.8)       8.3        0.8
         Change in policy liabilities and
           accruals, net.....................      (20.9)     (15.6)     168.1
         Change in reinsurance receivable....       13.7      (46.3)    (115.4)
         Change in expenses and taxes
           payable...........................      (96.3)      79.4       (3.3)
         Separate account activity, net......        0.7        5.5      (48.5)
         Other, net..........................        5.0       18.5      (63.8)
                                               ---------  ---------  ---------
             Net cash (used in) provided by
               operating activities..........       (8.4)      48.5       13.3
                                               ---------  ---------  ---------
 CASH FLOWS FROM INVESTING ACTIVITIES
         Proceeds from disposals and
           maturities of available-for-sale
           fixed maturities..................    1,694.9    2,801.0    1,715.2
         Proceeds from disposals of equity
           securities........................        4.1      422.9      285.3
         Proceeds from disposals of other
           investments.......................       28.9       30.3      120.8
         Proceeds from mortgages matured or
           collected.........................      119.2      131.2      171.2
         Purchase of available-for-sale fixed
           maturities........................   (2,417.9)  (2,227.3)  (2,374.5)
         Purchase of equity securities.......      (16.2)     (78.9)    (119.9)
         Purchase of other investments.......     (128.0)    (140.6)    (274.4)
         Capital expenditures................      (13.2)     (29.2)     (22.3)
         Purchase of minority interest in
           Citizens Corporation..............     --         --         (195.9)
         Purchase of company owned life
           insurance.........................      (64.9)    --         --
         Distribution of subsidiaries........     --         (202.2)    --
         Other investing activities, net.....     --         --           26.7
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               investing activities..........     (793.1)     707.2     (667.8)
                                               ---------  ---------  ---------

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

 CASH FLOWS FROM FINANCING ACTIVITIES
         Deposits and interest credited to
           contractholder deposit funds......      990.3    1,514.6    1,419.2
         Withdrawals from contractholder
           deposit funds.....................     (936.7)  (2,037.5)    (625.0)
         Change in trust instruments
           supported by funding
           obligations.......................      570.9       50.6     --
         Change in short-term debt...........     --         (180.9)     188.3
         Change in long-term debt............     --         --           (2.6)
         Dividend paid to shareholder........     --         --          (50.0)
         Contribution from parent............     --           36.0     --
         Subsidiary treasury stock purchased,
           at cost...........................     --         (350.0)      (1.0)
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               financing activities..........      624.5     (967.2)     928.9
                                               ---------  ---------  ---------
 Net change in cash and cash equivalents.....     (177.0)    (211.5)     274.4
 Net change in cash held in the Closed
  Block......................................       20.7      (13.2)      15.7
 Cash and cash equivalents, beginning of
  period.....................................      279.3      504.0      213.9
                                               ---------  ---------  ---------
 Cash and cash equivalents, end of period....  $   123.0  $   279.3  $   504.0
                                               =========  =========  =========
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $     1.9  $     3.1  $     7.3
     Income taxes (refunded) paid............  $   (12.3) $    24.0  $   135.3

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

Prior to July 1, 1999, the consolidated financial statements of FAFLIC included the accounts of its wholly-owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory services), Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (an 84.5%-owned non-insurance holding company), and various other non-insurance subsidiaries.

Effective July 1, 1999, AFC made certain changes to its corporate structure (Note 3). These changes included the transfer of the Company's ownership of Allmerica P&C and its subsidiaries, as well as several other non-insurance subsidiaries from the Company to AFC. In exchange, AFC contributed capital to the Company and agreed to maintain the Company's statutory surplus at specified levels during the following 6 years. Comparability between current and prior period financial statements and footnotes has been significantly impacted by the Company's divestiture of these subsidiaries during 1999, as disclosed in
Note 3.

The Closed Block (Note 1B) assets and liabilities at December 31, 2000 and 1999 are presented in the consolidated balance sheets as single line items. The contribution from the Closed Block is included in the consolidated statements of income in other income. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

All significant intercompany accounts and transactions have been eliminated.

On or about December 3, 1998, the Company acquired all of the outstanding common stock of Citizens Corporation (formerly an 82.5% owned non-insurance subsidiary of The Hanover Insurance Company ("Hanover"), a wholly-owned subsidiary of Allmerica P&C) that it did not already own in exchange for cash of $195.9 million (Note 4). The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

Prior to the July 1, 1999 changes in AFC's corporate structure, minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, Hanover. Hanover's wholly-owned subsidiary is Citizens Corporation, the holding company for Citizens. Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

The Company established and began operating a closed block ("the Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commonwealth of Massachusetts Insurance Commissioner ("the Insurance Commissioner") consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2000, there were no real estate properties in the Company's investment portfolio. Real estate held at December 31, 1999 was carried at the estimated fair value less costs of disposal. Depreciation was not recorded on this asset while it was held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge the foreign currency exchange risk associated with investment securities are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk associated with trust obligations backed by funding agreements are accounted for using the fair value method, with changes in fair value reported in other operating income consistent with the underlying hedged trust obligation. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Default swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value, if any, reported in realized investment gains and losses in earnings. Premium paid to the Company on default swap contracts is reported in net investment income in earnings. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

investment gains and losses in earnings. Any ineffective swaps or futures hedges are recognized currently in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6.0% for life insurance and 2 1/2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts ("GICs"), deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

L.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEMUTUALIZATION AND FORMATIONS OF MUTUAL INSURANCE HOLDING COMPANIES AND FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS ("SoP No. 00-3"). SoP No. 00-3 requires that closed block assets, liabilities, revenues and expenses be displayed together with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block. In addition, SoP No. 00-3 provides guidance on the accounting for participating contracts issued before and after the date of demutualization, recording of closed block earnings and related policyholder dividend liabilities, and the accounting treatment for expenses and equity balances at the date of demutualization. This statement is effective for fiscal years beginning after December 15, 2000. The adoption of SoP No. 00-3 did not have a material impact on the Company's financial position or results of operations.

In June 1998, the FASB issued Statement of Financial Accounting Standards
No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement is effective for fiscal years beginning after June 15, 2000. The adoption of Statement No. 133 did not have a material impact on the Company's results of operation or financial position.

In December 1997, the AICPA issued Statement of Position 97-3, ACCOUNTING BY INSURANCE AND OTHER ENTERPRISES FOR INSURANCE-RELATED ASSESSMENTS ("SoP
No. 97-3"). SoP No. 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement became effective for fiscal years beginning after December 15, 1998. The adoption of SoP No. 97-3 did not have a material effect on the results of operations or financial position of the Company.

M.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  DISCONTINUED OPERATIONS

During the second quarter of 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS -- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTION'S ("APB Opinion No. 30"). In the third quarter of 1999, the operating results from the discontinued segment were adjusted to reflect the recording of additional reserves related to accident claims from prior years. The Company also recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to a measurement date of June 30, 1999, approximately $18.6 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver and received consideration of approximately $22 million, based on renewal rights for existing policies. Additional consideration may be received in 2001, based on premium in force as of March 2001. However, the Company retained policy liabilities estimated at $153.0 million at December 31, 2000 related to this business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2000 and 1999, the discontinued segment had assets of approximately $487.1 million and $531.5 million, respectively, consisting primarily of invested assets, premiums and fees receivable, and reinsurance recoverables, and liabilities of approximately $449.2

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

million and $482.5 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $199.7 million, $361.5 million and $398.5 million for the years ended December 31, 2000, 1999 and 1998, respectively.

3.  REORGANIZATION OF AFC CORPORATE STRUCTURE

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes included transfer of the Company's ownership of Allmerica P&C and all of its subsidiaries, as well as certain other non-insurance subsidiaries, from FAFLIC to AFC, referred to as the "distribution of subsidiaries". The Company retained its ownership of its primary insurance subsidiary, AFLIAC, and certain broker dealer and investment management and advisory subsidiaries. AFC contributed capital to FAFLIC in the amount of $125.0 million, consisting of cash and securities of $36.0 million and $89.0 million, respectively, and agreed to maintain the Company's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC for 2001 would require the prior approval of the Commonwealth of Massachusetts Insurance Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

The equity of the subsidiaries transferred from FAFLIC on July 1, 1999 was $1,274.1 million. As of June 30, 1999, the transferred subsidiaries had total assets of $5,334.1 million, including cash and cash equivalents of $202.2 million, and total revenue of $1,196.5 million.

The Company's consolidated results of operations in 1999 include $107.2 million of net income associated with these subsidiaries through June 30, 1999. The unaudited pro forma information below presents consolidated results of operations as if the reorganization had occurred at the beginning of 1999.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the Company had the transfer occurred at the beginning on 1998, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Revenue.....................................................  $828.0  $750.2
                                                              ======  ======
Net realized capital (losses) gains included in revenue.....   (11.8)   19.6
                                                              ======  ======
Income from continuing operations before taxes..............   192.1   141.2
Income taxes................................................    51.2    41.2
                                                              ------  ------
Net income from continuing operations.......................   140.9   100.0
(Loss) from operations of discontinued business (less
 applicable income tax benefit of $10.4 million and $7.0
 million for the years ended December 31, 1999 and 1998
 respectively)..............................................   (17.2)  (13.5)
(Loss) on disposal of group life and health business,
 including provision of $72.2 million for operating losses
 during phase-out period for the year ended December 31,
 1999 (less applicable income tax benefit of $16.4
 million)...................................................   (30.5)   --
                                                              ------  ------
Net income..................................................  $ 93.2  $ 86.5
                                                              ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  SIGNIFICANT TRANSACTIONS

During 2000, AFC adopted a formal company-wide restructuring plan. This plan is the result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of the Company's restructuring plan, it recognized a pre-tax charge of $11.0 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. Approximately $1.9 million of this charge relates to severance and other employee related costs. Approximately $9.1 million of this charge relates to one-time project costs. As of December 31, 2000, the Company has made payments of approximately $9.1 million related to this restructuring plan, of which approximately $1.6 million relates to severance and other employee related costs.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated reinsurer. The reinsurance agreement provides accident year coverage for the three years 1999 to 2001 for the Company's property and casualty business, and is subject to cancellation or commutation annually at the Company's option. The program covers losses and allocated loss adjustment expenses, including those incurred but not yet reported, in excess of a specified whole account loss and allocated LAE ratio. The annual and aggregate coverage limits for losses and allocated LAE are $150.0 million. The effect of this agreement on results of operations in each reporting period is based on losses and allocated LAE ceded, reduced by a sliding scale premium of 50.0-67.5% depending on the size of the loss, and increased by a ceding commission of 20.0% of ceded premium. In addition, net investment income is reduced for amounts credited to the reinsurer. Prior to the AFC corporate reorganization, the Company recognized a net benefit of $16.9 million as a result of this agreement based on year-to-date and annual estimates of losses and allocated loss adjustment expenses for accident year 1999.

On October 29, 1998, the Company announced that it had adopted a formal restructuring plan for its Risk Management business. As part of this initiative, the segment consolidated its property and casualty field support activities from fourteen regional branches into three hub locations. As a result of the Company's restructuring initiative, it recognized a pretax loss of $9.0 million, in the fourth quarter of 1998. The Company made payments of approximately $4.2 million and $0.1 million through June 30, 1999 and in 1998, respectively, related to this restructuring initiative.

Effective July 1, 1998, the Company entered into a reinsurance agreement that cedes current and future underwriting losses, including unfavorable development of prior year reserves, up to a $40.0 million maximum, relating to the Company's reinsurance pool business. These pools consist primarily of the Company's assumed stop loss business, small group managed care pools, long-term disability and long-term care pools, student accident and special risk business. The agreement is consistent with management's decision to exit this line of business. As a result of this transaction, the Company recognized a $25.3 million pre-tax loss in the third quarter of 1998. This loss is reported as part of the discontinued operations of the Company.

In 1999 and 1998 Allmerica P&C redeemed 8,662.7 and 3,289.5 respectively, of its issued and outstanding common stock owned by AFC for $350.0 million and $125.0 million respectively, thereby increasing the Company's total ownership to 84.5% as of June 30, 1999. The increases in the Company's ownership of Allmerica P&C through June 30, 1999 and for 1998 were 14.5% and 4.3% respectively. The 1999 transaction consisted of cash and cash equivalents. The 1998 transaction consisted of $124.0 million of securities and $1.0 million of cash.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   34.3     $  2.6      $--       $   36.9
States and political subdivisions.......      10.4        0.3       --           10.7
Foreign governments.....................      43.2        1.5         0.6        44.1
Corporate fixed maturities..............   3,818.9       93.5       138.0     3,774.4
Mortgage-backed securities..............     459.5       14.7         2.1       472.1
                                          --------     ------      ------    --------
Total fixed maturities..................  $4,366.3     $112.6      $140.7    $4,338.2
                                          ========     ======      ======    ========
Equity securities.......................  $   44.1     $ 20.2      $  7.2    $   57.1
                                          ========     ======      ======    ========

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   62.6     $  1.0      $  0.5    $   63.1
States and political subdivisions.......      13.5        0.1         0.1        13.5
Foreign governments.....................      80.0        2.1         0.1        82.0
Corporate fixed maturities..............   3,206.5       63.2       116.9     3,152.8
Mortgage-backed securities..............     359.0        1.3        11.0       349.3
                                          --------     ------      ------    --------
Total fixed maturities..................  $3,721.6     $ 67.7      $128.6    $3,660.7
                                          ========     ======      ======    ========
Equity securities.......................  $   27.9     $ 24.7      $  1.2    $   51.4
                                          ========     ======      ======    ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2000, the amortized cost and market value of these assets on deposit in New York were $186.7 million and $189.8 million, respectively. At December 31, 1999, the amortized cost and market value of assets on deposit were $196.4 million and $193.0 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $21.2 million and $18.3 million were on deposit with various state and governmental authorities at December 31, 2000 and 1999, respectively.

There were no contractual fixed maturity investment commitments at December 31, 2000.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2000
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $  235.1   $  233.7
Due after one year through five years.......................   2,100.9    2,073.4
Due after five years through ten years......................   1,237.9    1,231.7
Due after ten years.........................................     792.4      799.4
                                                              --------   --------
Total.......................................................  $4,366.3   $4,338.2
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)   TOTAL
-------------                                                 ----------  -------------  -------
2000
Net appreciation (depreciation), beginning of year..........   $ (30.4)      $  15.5     $ (14.9)
                                                               -------       -------     -------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      48.9          (3.2)       45.7
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........     (36.1)       --           (36.1)
(Provision) benefit for deferred federal income taxes.......      (4.5)          1.1        (3.4)
                                                               -------       -------     -------
                                                                   8.3          (2.1)        6.2
                                                               -------       -------     -------
Net appreciation (depreciation), end of year................   $ (22.1)      $  13.4     $  (8.7)
                                                               =======       =======     =======

1999
Net appreciation (depreciation), beginning of year..........   $  79.0       $  90.2     $ 169.2
                                                               -------       -------     -------
Net appreciation (depreciation) on available-for-sale
 securities.................................................    (254.4)       (122.3)     (376.7)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........      78.5        --            78.5
(Provision) benefit for deferred federal income taxes and
 minority interest..........................................      72.1          64.7       136.8
Distribution of subsidiaries (See Note 3)...................      (5.6)        (17.1)      (22.7)
                                                               -------       -------     -------
                                                                (109.4)        (74.7)     (184.1)
                                                               -------       -------     -------
Net appreciation (depreciation), end of year................   $ (30.4)      $  15.5     $ (14.9)
                                                               =======       =======     =======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)   TOTAL
-------------                                                 ----------  -------------  -------
1998
Net appreciation (depreciation), beginning of year..........   $ 122.6       $  86.7     $ 209.3
                                                               -------       -------     -------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (99.3)          4.4       (94.9)
Appreciation (depreciation ) due to Allmerica P&C purchase
 of minority interest of Citizens...........................      10.7          10.7        21.4
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........       6.3        --             6.3
(Provision) benefit for deferred federal income taxes and
 minority interest..........................................      38.7         (11.6)       27.1
                                                               -------       -------     -------
                                                                 (43.6)          3.5       (40.1)
                                                               -------       -------     -------
Net appreciation (depreciation), end of year................   $  79.0       $  90.2     $ 169.2
                                                               =======       =======     =======

(1) Includes net appreciation (depreciation) on other investments of $1.5 million, $(1.1) million, and $0.8 million, in 2000, 1999, and 1998, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans and real estate are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made. At December 31, 2000, there were no real estate properties in the Company's investment portfolio. Previously, real estate investments were obtained primarily through foreclosures.

The carrying values of mortgage loans and real estate investments net of applicable reserves were $472.7 million and $533.6 million at December 31, 2000 and 1999, respectively. Reserves for mortgage loans were $4.4 million and $5.8 million at December 31, 2000 and 1999, respectively.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000, 1999 and 1998.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2000.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Property type:
  Office building...........................................  $269.5  $301.5
  Industrial / warehouse....................................    82.2    83.6
  Retail....................................................    81.9    92.2
  Residential...............................................    32.5    50.3
  Other.....................................................    11.0    11.8
  Valuation allowances......................................    (4.4)   (5.8)
                                                              ------  ------
Total.......................................................  $472.7  $533.6
                                                              ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Geographic region:
  Pacific...................................................  $138.7  $133.6
  South Atlantic............................................   128.3   132.2
  East North Central........................................    60.4    62.5
  New England...............................................    53.7    90.8
  West South Central........................................    41.4    40.7
  Middle Atlantic...........................................    35.7    50.3
  Other.....................................................    18.9    29.3
  Valuation allowances......................................    (4.4)   (5.8)
                                                              ------  ------
Total.......................................................  $472.7  $533.6
                                                              ======  ======

At December 31, 2000, scheduled mortgage loan maturities were as follows:
2001 -- $47.4 million; 2002 -- $43.0 million; 2003 -- $39.2 million; 2004 --
$74.9 million; 2005 -- $27.4 million; and $240.8 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2000, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  MORTGAGE LOANS INVESTMENT VALUATION ALLOWANCES

Mortgage loans investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 2000   1999   1998
-------------                                                 -----  -----  -----
Balance at beginning of year................................  $ 5.8  $11.5  $20.7
Provisions..................................................   (1.3)  (2.4)  (6.8)
Write-offs..................................................   (0.1)  (3.3)  (2.4)
                                                              -----  -----  -----
Balance at end of year......................................  $ 4.4  $ 5.8  $11.5
                                                              =====  =====  =====

Provisions on mortgages during 2000, 1999 and 1998 reflect the release of redundant specific reserves.

The carrying value of impaired loans was $3.4 million and $18.0 million, with related reserves of $0.4 million and $0.8 million as of December 31, 2000 and 1999, respectively. All impaired loans were reserved for as of December 31, 2000 and 1999.

The average carrying value of impaired loans was $12.1 million, $21.0 million and $26.1 million, with related interest income while such loans were impaired, of $1.4 million, $2.1 million and $3.2 million as of December 31, 2000, 1999 and 1998, respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs") and other funding agreements, as well as the reinvestment of fixed maturities. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Similarly, the Company is exposed to interest rate risk on reinvestments of fixed maturities

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

from the time of maturity until the purchase of new fixed maturities. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

The notional amount of futures contracts outstanding was $87.5 million and $37.1 million, at December 31, 2000 and 1999, respectively. The notional amounts of the contracts represent the extent of the Company's investment but not future cash requirements, as the Company generally settles open positions prior to maturity. The maturity of all futures contracts outstanding are less than one year. The fair value of futures contracts outstanding was $88.7 million and $36.8 million at December 31, 2000 and 1999, respectively.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts and fixed maturities purchases. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. Deferred hedging losses were $3.6 million and $0.9 million in 2000 and 1999, respectively. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately. There were $0.3 million and $0.1 million of gains realized on ineffective hedges in 2000 and 1998, respectively. There were no gains or losses in 1999.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 ---------  ---------  ---------
Contracts outstanding, beginning of year....................  $    37.1  $    92.7  $  --
New contracts...............................................    1,539.1      947.0    1,117.5
Contracts terminated........................................   (1,488.7)  (1,002.6)  (1,024.8)
                                                              ---------  ---------  ---------
Contracts outstanding, end of year..........................  $    87.5  $    37.1  $    92.7
                                                              =========  =========  =========

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts with swap counterparties to hedge foreign currency exposure on specific fixed maturities. Additionally, the Company enters into compound foreign currency/ interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust obligations backed by funding agreements. Under these swap contracts, the Company agrees to exchange interest and principal related to foreign fixed maturities and trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S dollars translated at a specific currency exchange rate. The primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. The Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 2000 and 1999, was a net receivable of $5.7 million and a net payable of $0.2 million, respectively.

The fair values of the foreign currency swap contracts and compound foreign currency/interest rate swap contracts outstanding were $(35.9) million and $(4.7) million at December 31, 2000 and 1999, respectively. Changes in the fair value of contracts hedging fixed maturities are reported as an unrealized gain or loss, consistent with the underlying hedged security. Changes in the foreign currency portion of the fair value of

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

contracts hedging trust obligations backed by funding agreements are reported as other operating income, consistent with the underlying hedged liability. Changes in the interest rate portion of the fair value of contracts hedging trust obligations backed by funding agreements are reported as unrealized gains and losses, consistent with the hedged item. The net decrease in other operating income related to the change in the foreign currency portion of the fair value of these contracts was $8.9 million in 2000 and $2.6 million in 1999. The change in unrealized gains and losses related to the change in both the interest rate portion of the fair value of the contracts hedging trust obligations backed by funding agreements, as well as the change in the fair value of the contracts hedging foreign fixed maturities, was $(22.2) million and $(3.4) million in 2000 and 1999, respectively. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency and compound swap contracts is reflected in the net investment income related to the underlying assets. This amount was $(10.0) million in 2000 and was not material in 1999 and 1998. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on foreign currency and compound swap contracts in 2000 or 1999.

A reconciliation of the notional amount of foreign currency and compound swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999   1998
-------------                                                 ------  ------  -----
Contracts outstanding, beginning of year....................  $ 71.5  $ 42.6  $42.6
New contracts...............................................   544.4    52.9   --
Contracts expired...........................................    (8.3)  (24.0)  --
                                                              ------  ------  -----
Contracts outstanding, end of year..........................  $607.6  $ 71.5  $42.6
                                                              ======  ======  =====

Expected maturities of such foreign currency and compound swap contracts outstanding at December 31, 2000 are $143.9 million in 2001, $91.4 million in 2003, $347.7 million in 2005 and $24.6 million thereafter. There are no expected maturities of such foreign currency and compound swap contracts in 2002 and 2004.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company manages the interest rate risk by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 2000 and 1999 were net payables of $12.0 million and $4.2 million, respectively. The Company does not require collateral or other security to support financial instruments with credit risk.

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The increase (decrease) in net investment income related to interest rate swap contracts was $4.4 million, $(7.0) million and $(2.8) million for the years ended December 31, 2000, 1999 and 1998,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

respectively. The fair value of interest rate swap contracts outstanding was $(22.8) million and $33.1 million at December 31, 2000 and 1999, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 2000 or 1999.

A reconciliation of the notional amount of interest rate swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000      1999      1998
-------------                                                 --------  --------  --------
Contracts outstanding, beginning of year....................  $1,025.9  $1,112.6  $  244.1
New contracts...............................................     630.0     905.4     873.5
Contracts terminated........................................    (236.0)   (888.5)    --
Contracts expired...........................................     --        (80.0)     (5.0)
Distribution of subsidiaries (Note 3).......................     --        (23.6)    --
                                                              --------  --------  --------
Contracts outstanding, end of year..........................  $1,419.9  $1,025.9  $1,112.6
                                                              ========  ========  ========

Expected maturities of such interest rate swap contracts outstanding at December 31, 2000 are $43.1 million in 2001, $233.5 million in 2002, $391.0 million in 2003, $307.3 million in 2004, $425.0 million in 2005 and $20.0 million thereafter.

G.  OTHER SWAP CONTRACTS

The Company enters into insurance portfolio-linked and credit default swap contracts for investment purposes. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with insurance portfolio-linked swap contracts is the inability of the counterparty to meet its obligation. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts, and generally enters into forward or swap agreements with companies rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 2000 and 1999, was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

The swap contracts are marked to market with any gain or loss recognized currently. The fair values of swap contracts outstanding were $(0.3) million at December 31, 2000 and 1999. The net amount receivable or payable under insurance portfolio-linked swap contracts is recognized when the contracts are marked to market. The net (decrease) increase in realized investment gains related to these contracts was $(0.7) million, $(0.2) million and $1.0 million for the years ended December 31, 2000, 1999 and 1998, respectively.

The stated annual premium under credit default swap contracts is recognized currently in net investment income. The net increase to investment income related to credit default swap contracts was $0.2 million, $0.4 million and $0.2 million for the years ended December 31, 2000, 1999 and 1998, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  ------
Contracts outstanding, beginning of year....................  $ 190.0  $ 255.0  $ 15.0
New contracts...............................................    --        50.0   266.3
Contracts expired...........................................    --      (115.0)  (26.3)
Contracts terminated........................................   (150.0)   --       --
                                                              -------  -------  ------
Contracts outstanding, end of year..........................  $  40.0  $ 190.0  $255.0
                                                              =======  =======  ======

At December 31, 2000, all other swap contracts are expected to mature in 2001.

H.  OTHER

At December 31, 2000 and 1999, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

6.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $304.3  $415.7  $509.6
Mortgage loans..............................................    40.8    45.5    57.6
Equity securities...........................................     1.1     1.7     7.2
Policy loans................................................    14.3    12.7    11.9
Other long-term investments.................................    11.3    14.4     7.0
Short-term investments......................................     7.5    26.6    15.6
                                                              ------  ------  ------
Gross investment income.....................................   379.3   516.6   608.9
Less investment expenses....................................   (11.5)  (13.5)  (15.0)
                                                              ------  ------  ------
Net investment income.......................................  $367.8  $503.1  $593.9
                                                              ======  ======  ======

The Company had fixed maturities with a carrying value of $2.9 million and $1.0 million on non-accrual status at December 31, 2000 and 1999, respectively. There were no mortgage loans on non-accrual status at December 31, 2000 and 1999. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $1.6 million and $1.4 million in 2000 and 1999, respectively, and had no impact in 1998.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million and $18.8 million at December 31, 2000 and 1999, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.7 million, $2.5 million and $3.3 million in 2000, 1999 and 1998, respectively. Actual interest income on these loans included in net investment income aggregated $1.4 million, $1.8 million and $3.3 million in 2000, 1999 and 1998, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

There were no mortgage loans which were non-income producing for the years ended December 31, 2000 and 1999. There were, however, fixed maturities with a carrying value of $0.8 million and $0.3 million which were non-income producing for the years ended December 31, 2000 and 1999, respectively.

Included in other long-term investments is income from limited partnerships of $7.8 million and $6.6 million in 2000 and 1999, respectively, and losses of $6.3 million in 1998.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $(71.7) $(52.0) $(11.6)
Mortgage loans..............................................     1.3     2.5     8.8
Equity securities...........................................     2.0   141.3    63.7
Other long-term investments.................................     6.0     8.5    --
                                                              ------  ------  ------
Net realized investment (losses) gains......................  $(62.4) $100.3  $ 60.9
                                                              ======  ======  ======

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2000
Fixed maturities............................................    $1,044.6     $ 4.0  $(47.3)
Equity securities...........................................         2.1       2.0    --

1999
Fixed maturities............................................    $1,480.5     $ 9.2  $ 27.1
Equity securities...........................................       421.2     149.0     7.6

1998
Fixed maturities............................................    $  979.2     $17.9  $ 11.3
Equity securities...........................................       258.7      72.8     9.0

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the Consolidated Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999     1998
-------------                                                 ------  -------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period,
 (net of tax (benefit) in 2000 of $(21.5) million, including
 $22.7 million resulting from the distribution of
 subsidiaries in 1999, net of tax (benefit) and minority
 interest of $(103.3) million and $(26.8) million in 1999
 and 1998 respectively).....................................  $(40.2) $(121.9) $ (6.8)
Less: reclassification adjustment for (losses) gains
 included in net income (net of tax (benefit) in 2000 of
 $(24.9) million in 2000 and net of tax (benefit) and
 minority interest of $33.5 million and $21.5 million in
 1999 and 1998 respectively)................................   (46.4)   (62.2)   33.3
                                                              ------  -------  ------
Other comprehensive income (loss) income....................  $  6.2  $(184.1) $(40.1)
                                                              ======  =======  ======

7.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Included in the fair value of fixed maturities are swap contracts used to hedge fixed maturities with a fair value of $(47.1) million and $31.1 million at December 31, 2000 and 1999, respectively. In addition, the Company held futures contracts with a carrying value of $(3.6) million and $(0.9) million at December 31, 2000 and 1999, respectively. The fair value of these contracts was $88.7 million and $36.8 million at December 31, 2000 and 1999, respectively.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. Fair values of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

COMPANY OWNED LIFE INSURANCE

Fair values are based on the current cash surrender value of the policy. This value is dependent on the fair value of the underlying securities which is based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     2000                1999
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  123.0  $  123.0  $  279.3  $  279.3
  Fixed maturities..........................................   4,338.2   4,338.2   3,660.7   3,660.7
  Equity securities.........................................      57.1      57.1      51.4      51.4
  Mortgage loans............................................     472.7     490.1     521.2     521.9
  Policy loans..............................................     189.6     189.6     170.5     170.5
  Company owned life insurance..............................      65.6      65.6     --        --
                                                              --------  --------  --------  --------
                                                              $5,246.2  $5,263.6  $4,683.1  $4,683.8
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Guaranteed investment contracts...........................  $1,636.5  $1,663.3  $1,316.0  $1,341.4
  Supplemental contracts without life contingencies.........      40.7      40.7      48.8      48.8
  Dividend accumulations....................................      88.5      88.5      88.1      88.1
  Other individual contract deposit funds...................      45.0      44.9      48.4      48.2
  Other group contract deposit funds........................     323.1     319.0     602.9     583.5
  Individual fixed annuity contracts........................   1,026.1     991.7   1,092.5   1,057.1
  Trust instruments supported by funding obligations........     621.5     620.5      50.6      49.6
                                                              --------  --------  --------  --------
                                                              $3,781.4  $3,768.6  $3,247.3  $3,216.7
                                                              ========  ========  ========  ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.  CLOSED BLOCK

Included in other income in the Consolidated Statements of Income in 2000, 1999 and 1998 is a net pre-tax contribution from the Closed Block of $6.3 million, $13.8 million and $10.4 million, respectively. Summarized financial information of the Closed Block as of December 31, 2000 and 1999 and for the periods ended December 31, 2000, 1999 and 1998 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                                 2000    1999
-------------                                                                ------  ------
Assets
  Fixed maturities, at fair value (amortized cost of $400.3
    and $387.4 respectively)...............................................  $397.5  $372.9
  Mortgage loans...........................................................   144.9   136.3
  Policy loans.............................................................   191.7   201.1
  Cash and cash equivalents................................................     1.9    22.6
  Accrued investment income................................................    14.6    14.0
  Deferred policy acquisition costs........................................    11.0    13.1
  Other assets.............................................................     6.4    12.3
                                                                             ------  ------
Total assets...............................................................  $768.0  $772.3
                                                                             ======  ======
Liabilities
  Policy liabilities and accruals..........................................  $828.9  $835.2
  Other liabilities........................................................     0.8     6.9
                                                                             ------  ------
Total liabilities..........................................................  $829.7  $842.1
                                                                             ======  ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                2000    1999    1998
-------------                                                                -----  ------  ------
Revenues
  Premiums and other income................................................  $49.9  $ 52.1  $ 55.4
  Net investment income....................................................   53.6    53.8    53.3
  Realized investment (losses) gains.......................................   (5.4)   (0.6)    0.1
                                                                             -----  ------  ------
Total revenues.............................................................   98.1   105.3   108.8
                                                                             -----  ------  ------
Benefits and expenses
  Policy benefits..........................................................   89.5    88.9    95.0
  Policy acquisition expenses..............................................    2.1     2.5     2.7
  Other operating expenses.................................................    0.2     0.1     0.7
                                                                             -----  ------  ------
Total benefits and expenses................................................   91.8    91.5    98.4
                                                                             -----  ------  ------
Contribution from the Closed Block.........................................  $ 6.3  $ 13.8  $ 10.4
                                                                             =====  ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  -------
Cash flows
  Cash flows from operating activities:
  Contribution from the Closed Block........................  $   6.3  $  13.8  $  10.4
  Change in:
    Deferred policy acquisition costs, net..................      2.1      2.5      2.6
    Policy liabilities and accruals.........................    (12.0)   (13.1)   (13.5)
    Accrued investment income...............................     (0.6)     0.1    --
    Other assets............................................      5.9     (8.3)     2.4
    Expenses and taxes payable..............................    (10.1)    (2.9)    (2.9)
    Other, net..............................................      5.3      0.8      0.3
                                                              -------  -------  -------
  Net cash used in operating activities.....................     (3.1)    (7.1)    (0.7)
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........    133.3    139.0     83.6
    Purchases of investments................................   (160.3)  (128.5)  (106.5)
    Other, net..............................................      9.4      9.8      7.9
                                                              -------  -------  -------
  Net cash (used in) provided by investing activities.......    (17.6)    20.3    (15.0)
                                                              -------  -------  -------
Net (decrease) increase in cash and cash equivalents........    (20.7)    13.2    (15.7)
Cash and cash equivalents, beginning of year................     22.6      9.4     25.1
                                                              -------  -------  -------
Cash and cash equivalents, end of year......................  $   1.9  $  22.6  $   9.4
                                                              =======  =======  =======

There were no valuation allowances on mortgage loans at December 31, 2000, 1999 and 1998, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

9.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Federal income tax expense (benefit)
  Current...................................................  $(33.8) $88.7   $ 74.6
  Deferred..................................................    50.1    4.3    (15.4)
                                                              ------  -----   ------
Total.......................................................  $ 16.3  $93.0   $ 59.2
                                                              ======  =====   ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000     1999    1998
-------------                                                 --------  ------  ------
Expected federal income tax expense.........................   $ 49.9   $133.4  $108.0
  Tax-exempt interest.......................................    --       (24.2)  (38.9)
  Dividend received deduction...............................     (6.9)    --      (5.1)
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................    (13.3)    --      --
  Changes in tax reserve estimates..........................     (4.0)    (8.7)    2.3
  Tax credits...............................................    (10.3)    (8.5)   (8.5)
  Other, net................................................      0.9      1.0     1.4
                                                               ------   ------  ------
Federal income tax expense..................................   $ 16.3   $ 93.0  $ 59.2
                                                               ======   ======  ======

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2000       1999
-------------                                                 --------   --------
Deferred tax (assets) liabilities
  AMT and low income housing credit carryforwards...........  $ (20.2)   $ (10.8)
  Loss reserve discounting..................................   (264.8)    (283.5)
  Deferred acquisition costs................................    416.6      355.7
  Employee benefit plans....................................    (51.6)     (52.0)
  Investments, net..........................................    (28.9)      (8.7)
  Litigation reserve........................................     (8.1)      (6.0)
  Discontinued operations...................................    (11.9)     (11.7)
  Other, net................................................     (3.0)      (1.1)
                                                              -------    -------
Deferred tax liability (asset), net.........................  $  28.1    $ (18.1)
                                                              =======    =======

Gross deferred income tax assets totaled $441.8 million and $515.8 millions at December 31, 2000 and 1999, respectively. Gross deferred income tax liabilities totaled $469.9 million and $497.7 million at December 31, 2000 and 1999, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 2000, there are available alternative minimum tax credit carryforwards and low income housing credit carryforwards of $2.8 million and $17.4 million, respectively. The alternative minimum tax credit carryforwards have no expiration date, whereas the low income housing credit carryforwards will expire beginning in 2018.

The Company's federal income tax returns are routinely audited by the Internal Revenue Services ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992, 1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

10.  PENSION PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple benefit plans to employees and agents of these affiliated Companies, including retirement plans. The salaries of employees and agents covered by these plans and the expenses of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

FAFLIC provides retirement benefits to substantially all of its employees under a defined benefit pension plan. This plan is based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 2000, 1999 and 1998 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Service cost -- benefits earned during the year.............   $ 18.5     $ 19.3     $ 19.0
Interest cost...............................................     28.6       26.5       25.5
Expected return on plan assets..............................    (43.1)     (38.9)     (34.9)
Recognized net actuarial gain...............................    (11.2)      (0.4)      (0.8)
Amortization of transition asset............................     (2.2)      (2.3)      (2.2)
Amortization of prior service cost..........................     (3.1)      (3.3)      (2.9)
                                                               ------     ------     ------
  Net periodic pension (benefit) cost.......................   $(12.5)    $  0.9     $  3.7
                                                               ======     ======     ======

The Company, allocated approximately $(2.7) million and $1.7 million of the net periodic pension (benefit) cost to its affiliated companies in 2000 and 1999, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table summarizes the status of the plan. At December 31, 2000, the projected benefit obligations exceeded the plans' assets while at December 31,1999 the plans' assets exceeded their projected benefit obligations.

DECEMBER 31,
(IN MILLIONS)                                                   2000       1999
-------------                                                 --------   --------
Change in benefit obligations:
  Projected benefit obligation at beginning of year.........   $392.7     $414.2
  Service cost -- benefits earned during the year...........     18.5       19.3
  Interest cost.............................................     28.6       26.5
  Actuarial losses (gains)..................................     37.7      (44.4)
  Benefits paid.............................................    (26.6)     (22.9)
                                                               ------     ------
    Projected benefit obligation at end of year.............    450.9      392.7
                                                               ------     ------
Change in plan assets:
  Fair value of plan assets at beginning of year............    470.6      441.6
  Actual return on plan assets..............................     (2.5)      51.9
  Benefits paid.............................................    (26.6)     (22.9)
                                                               ------     ------
    Fair value of plan assets at end of year................    441.5      470.6
                                                               ------     ------
  Funded status of the plan.................................     (9.4)      77.9
  Unrecognized transition obligation........................    (19.4)     (21.6)
  Unamortized prior service cost............................     (8.9)     (12.0)
  Unrecognized net actuarial gains..........................     (6.4)    (101.6)
                                                               ------     ------
    Net pension liability...................................   $(44.1)    $(57.3)
                                                               ======     ======

As a result of AFC's merger with Allmerica P&C, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $7.5 million and $8.9 million in 2000 and 1999, respectively, which reflects fair value, net of applicable amortization.

Determination of the projected benefit obligations was based on weighted average discount rates of 7.25% and 7.75% in 2000 and 1999, respectively, and the assumed long-term rate of return on plan assets was 9.5% in 2000 and 9.0% in 1999. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 796,462 shares of AFC Common Stock at December 31, 2000 and 1999, with a market value of $57.7 million and $44.3 million at December 31, 2000 and 1999, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2000, 1999, and 1998, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $6.1 million, $5.9 million and $5.6 million in 2000, 1999 and 1998, respectively. The Company allocated approximately $2.9 million and $1.4 million of the 401(k) expense to its affiliated companies in 2000 and 1999 respectively. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The plan expense in 2000, 1999 and 1998 was $3.2 million, $3.1 million and $3.0 million, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

On January 1, 1998, substantially all of the defined benefit and defined contribution 401(k) plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $5.9 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

11.  OTHER POSTRETIREMENT BENEFIT PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple postretirement medical and death benefit plans to employees, agents and retirees of these affiliated Companies. The costs of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective
January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plans' funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   2000       1999
-------------                                                 --------   --------
Change in benefit obligation:
Accumulated postretirement benefit obligation at beginning
  of year...................................................   $ 66.8     $ 84.0
Service cost................................................      1.9        2.9
Interest cost...............................................      4.9        4.6
Actuarial losses (gains)....................................      5.6      (21.2)
Benefits paid...............................................     (3.7)      (3.5)
                                                               ------     ------
  Accumulated postretirement benefit obligation at end of
    year....................................................     75.5       66.8
                                                               ------     ------
Fair value of plan assets at end of year....................    --         --
                                                               ------     ------
Funded status of the plan...................................    (75.5)     (66.8)
Unamortized prior service cost..............................     (7.6)      (9.8)
Unrecognized net actuarial gains............................     (7.7)     (13.8)
                                                               ------     ------
  Accumulated postretirement benefit costs..................   $(90.8)    $(90.4)
                                                               ======     ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Service cost................................................   $  1.9     $  2.9     $  3.1
Interest cost...............................................      4.9        4.6        5.1
Recognized net actuarial (gain)loss.........................     (0.5)       0.1        0.1
Amortization of prior service cost..........................     (2.2)      (2.3)      (2.4)
                                                               ------     ------     ------
Net periodic postretirement benefit cost....................   $  4.1     $  5.3     $  5.9
                                                               ======     ======     ======

The Company allocated approximately $1.2 million and $1.1 million of the net periodic postretirement cost to its affiliated companies in 2000 and 1999 respectively.

As a result of AFC's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $3.9 million and $4.6 million in 2000 and 1999, respectively, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 2000, health care costs were assumed to increase 8.5% in 2001, declining thereafter until the ultimate rate of 5.5% is reached in 2007 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2000 by $4.8 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $0.5 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2000 by $4.2 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $0.4 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.25% and 7.75% at December 31, 2000 and 1999, respectively. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 5.5% for FAFLIC agents.

On January 1, 1998, substantially all of the postretirement medical and death benefits plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $3.8 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

12.  DIVIDEND RESTRICTIONS

Massachusetts and Delaware have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC and AFLIAC, respectively.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner (" the Commissioner ") , to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. During 2000 and 1999, no dividends were declared by FAFLIC to AFC. During 1998, FAFLIC paid dividends of $50.0 million to AFC. As of July 1, 1999, FAFLIC's ownership of Allmerica P&C, as well as several non-insurance subsidiaries, was transferred from FAFLIC to AFC. Under an agreement with the Commissioner any dividend from FAFLIC to AFC for 2001 would require the prior approval of the Commissioner and may require AFC to make additional capital contributions to FAFLIC.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding
December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 2000, 1999 or 1998. During 2001, AFLIAC could pay dividends of $28.2 million to FAFLIC without prior approval.

13.  SEGMENT INFORMATION

The Company offers Asset Accumulation financial products and services. Prior to the AFC corporate reorganization, the Company offered financial products and services in two major areas: Risk Management and Asset Accumulation. Within these broad areas, the Company conducted business principally in three operating segments. These segments were Risk Management, Allmerica Financial Services and Allmerica Asset Management. In accordance with Statement No. 131, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

In 1999, the Company reorganized its Property and Casualty business and Corporate Risk Management Services operations within the Risk Management segment. Under the new structure, the Risk Management segment manages its business through five distribution channels identified as Hanover North, Hanover South, Citizens Midwest, Allmerica Voluntary Benefits and Allmerica Specialty. During the second quarter of 1999, the Company approved a plan to exit its group life and health business, consisting of its EBS business, its AGU business and its reinsurance pool business. Results of operations from this business, relating to both the current and the prior periods, have been segregated and reported as a component of discontinued operations in the Consolidated Statements of Income. Operating results from this business were previously reported in the Allmerica Voluntary Benefits and Allmerica Specialty distribution channels. Prior to 1999, results of the group life and health business were included in the Corporate Risk Management Services segment, while all other Risk Management business was reflected in the Property and Casualty segment.

The Risk Management segment's property and casualty business is offered primarily through the Hanover North, Hanover South and Citizens Midwest distribution channels utilizing the Company's independent agent network primarily in the Northeast, Midwest and Southeast United States, maintaining a strong regional focus. Allmerica Voluntary Benefits focuses on worksite distribution, which offers discounted property and

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

casualty products through employer sponsored programs, and affinity group property and casualty business. Allmerica Specialty offers special niche property and casualty products in selected markets. On July 1, 1999, AFC made certain changes to its corporate structure as discussed in Note 3. As a result, FAFLIC distributed its interest in the property and casualty business after that date.

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products, as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities. Allmerica Financial Services also includes brokerage and non-institutional investment advisory services. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in GICs, such as long-term and short-term funding agreements. Short-term funding agreements are investment contracts issued to institutional buyers, such as money market funds, corporate cash management programs and securities lending collateral programs, which typically have short maturities and periodic interest rate resets based on an index such as LIBOR. Long-term funding agreements are investment contracts issued to various business or charitable trusts, which are used to support debt issued by the trust to foreign and domestic institutional buyers, such as banks, insurance companies and pension plans. These funding agreements have long maturities and may be issued with a fixed or variable interest rate based on an index such as LIBOR. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients. As a result of the aforementioned change in the AFC corporate structure, FAFLIC distributed its ownership of certain investment advisory business as of July 1, 1999.

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, technology, finance, human resources and legal.

Management evaluates the results of the aforementioned segments based on a pre-tax and pre-minority interest basis. Segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, discontinued operations, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income enhances understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Segment revenues:
  Risk Management...........................................   $--       $1,075.2   $2,220.8
  Asset Accumulation
    Allmerica Financial Services............................    855.2       797.0      721.2
    Allmerica Asset Management..............................    137.8       144.5      121.7
                                                               ------    --------   --------
        Subtotal............................................    993.0       941.5      842.9
                                                               ------    --------   --------
  Corporate.................................................    --            0.4        2.3
  Intersegment revenues.....................................    --           (0.8)      (7.6)
                                                               ------    --------   --------
    Total segment revenues including Closed Block...........    993.0     2,016.3    3,058.4
                                                               ------    --------   --------
  Adjustment to segment revenues:
      Adjustment for Closed Block...........................    (97.2)      (92.1)     (98.4)
      Net realized gains....................................    (62.4)      100.3       60.9
                                                               ------    --------   --------
  Total revenues............................................   $833.4    $2,024.5   $3,020.9
                                                               ======    ========   ========

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       2000       1999       1998
-------------                                                     --------   --------   --------
Segment income (loss) before income taxes and minority interest:
  Risk Management.............................................     $--       $   85.1   $  149.7
  Asset Accumulation
    Allmerica Financial Services..............................      224.4       207.1      169.0
    Allmerica Asset Management................................       17.3        21.3       23.7
                                                                   ------    --------   --------
        Subtotal..............................................      241.7       228.4      192.7
                                                                   ------    --------   --------
  Corporate...................................................      (30.5)      (38.6)     (45.2)
                                                                   ------    --------   --------
    Segment income before income taxes and minority interest...     211.2       274.9      297.2
                                                                   ------    --------   --------
  Adjustments to segment income:
    Net realized investment gains, net of amortization........      (57.5)      106.1       52.2
    Sales practice litigation expense.........................      --          --         (31.0)
    Restructuring costs.......................................      (11.0)      --          (9.0)
    Other items...............................................      --          --          (0.8)
                                                                   ------    --------   --------
  Income before taxes and minority interest...................     $142.7    $  381.0   $  308.6
                                                                   ======    ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31
(IN MILLIONS)                                     2000        1999          2000           1999
-------------                                   ---------   ---------   ------------   ------------
                                                 IDENTIFIABLE ASSETS    DEFERRED ACQUISITION COSTS
Risk Management...............................  $   462.6   $   542.0    $     3.3      $     6.0
Asset Accumulation
  Allmerica Financial Services................   23,132.3    23,410.7      1,409.8        1,213.1
  Allmerica Asset Management..................    2,221.3     1,381.1          0.2            0.4
                                                ---------   ---------    ---------      ---------
      Total...................................  $25,816.2   $25,333.8    $ 1,413.3      $ 1,219.5
                                                =========   =========    =========      =========

14.  LEASE COMMITMENTS

Rental expenses for operating leases, including those related to the discontinued operations of the Company, amounted to $11.7 million, $22.2 million and $34.9 million in 2000, 1999, and 1998, respectively. These expenses relate primarily to building leases of the Company. At December 31, 2000, future minimum rental payments under non-cancelable operating leases were approximately $34.6 million, payable as follows: 2001 -- $16.2 million; 2002 -- $8.5 million; 2003 -- $6.0 million; 2004 -- $2.9 million, and $1.0 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 2001.

15.  REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT DURATION AND LONG DURATION CONTRACTS.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement (See Note 4). Prior to the AFC corporate reorganization, the Company was subject to concentration of risk with respect to this reinsurance agreement, which represented 10% or more of the Company's reinsurance business. Net premiums earned and losses and loss adjustment expenses ceded under this agreement in 1999 were $21.9 million and $35.0 million, respectively. In addition, the Company was subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company was required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

private insurers. These market mechanisms and pooling arrangements included the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). Prior to the AFC corporate reorganization, both CAR and MCCA represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company ceded a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1999 and 1998 were $20.4 million and $21.4 million and $38.1 million and $32.3million respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1999 and 1998 of $1.8 million and $30.6 million, $3.7 million and $18.0 million , respectively.

On June 2, 1998, the Company recorded a $124.2 million one-time reduction of its direct and ceded written premiums as a result of a return of excess surplus from MCCA. This transaction had no impact on the total net premiums recorded by the Company in 1998.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Life and accident and health insurance premiums:
  Direct....................................................   $ 41.8    $   53.5   $   51.4
  Assumed...................................................      0.7         0.7        0.7
  Ceded.....................................................    (40.3)      (50.0)     (47.8)
                                                               ------    --------   --------
Net premiums................................................   $  2.2    $    4.2   $    4.3
                                                               ======    ========   ========
Property and casualty premiums written:
  Direct....................................................   $--       $1,089.0   $1,970.4
  Assumed...................................................    --           27.3       58.8
  Ceded.....................................................    --         (135.4)     (74.1)
                                                               ------    --------   --------
Net premiums................................................   $--       $  980.9   $1,955.1
                                                               ======    ========   ========
Property and casualty premiums earned:
  Direct....................................................   $--       $1,047.3   $1,966.8
  Assumed...................................................    --           30.3       64.5
  Ceded.....................................................    --         (127.3)     (66.1)
                                                               ------    --------   --------
Net premiums................................................   $--       $  950.3   $1,965.2
                                                               ======    ========   ========
Life insurance and other individual policy benefits, claims,
  Losses and loss adjustment expenses:
  Direct....................................................   $361.5    $  391.9   $  359.5
  Assumed...................................................      0.3         0.1        0.3
  Ceded.....................................................    (35.4)      (39.2)     (49.5)
                                                               ------    --------   --------
Net policy benefits, claims, losses and loss adjustment
  expenses..................................................   $326.4    $  352.8   $  310.3
                                                               ======    ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Property and casualty benefits, claims, losses and loss
  Adjustment expenses:
  Direct....................................................   $--       $  805.6   $1,588.2
  Assumed...................................................                 25.9       62.7
  Ceded.....................................................               (128.0)    (158.2)
                                                               ------    --------   --------
Net policy benefits, claims, losses, and loss adjustment
  expenses..................................................   $--       $  703.5   $1,492.7
                                                               ======    ========   ========

16.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Balance at beginning of year................................  $1,219.5   $1,161.2   $  965.5
Acquisition expenses deferred...............................     297.5      419.2      638.2
Amortized to expense during the year........................     (81.8)    (240.9)    (449.6)
Adjustment for discontinued operations......................      (2.7)       3.4       (0.2)
Adjustment to equity during the year........................     (19.2)      39.3        7.3
Adjustment due to distribution of subsidiaries..............     --        (162.7)     --
                                                              --------   --------   --------
Balance at end of year......................................  $1,413.3   $1,219.5   $1,161.2
                                                              ========   ========   ========

17.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $520.7 million and $601.3 million at December 31, 2000 and 1999, respectively. Accident and health claim liabilities were re-estimated for all prior years and were decreased by $18.6 million in 2000 and increased by $51.2 million in 1999. The decrease in 2000 primarily resulted from the Company's entrance into a reinsurance agreement which provided for the cession of the Company's long-term group disability reserves, partially offset by reserve strengthening in the reinsurance pool business. The 1999 increase resulted from the Company's reserve strengthening primarily in the EBS and reinsurance pool business.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The table below provides a reconciliation of the beginning and ending reserves for unpaid losses and LAE relating to the Company's property and casualty business prior to the AFC corporate reorganization.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999        1998
-------------                                                 ---------   --------
Reserve for losses and LAE, beginning of the year...........  $ 2,597.3   $2,615.4
Incurred losses and LAE, net of reinsurance recoverable:
  Provision for insured events of the current year..........      795.6    1,609.0
  Decrease in provision for insured events of prior years...      (96.1)    (127.2)
                                                              ---------   --------
Total incurred losses and LAE...............................      699.5    1,481.8
                                                              ---------   --------
Payments, net of reinsurance recoverable:
  Losses and LAE attributable to insured events of current
    year....................................................      342.1      871.9
  Losses and LAE attributable to insured events of prior
    years...................................................      424.2      643.0
                                                              ---------   --------
Total payments                                                    766.3    1,514.9
                                                              ---------   --------
Change in reinsurance recoverable on unpaid losses..........       44.3       15.0
Distribution of subsidiaries................................   (2,574.8)     --
                                                              ---------   --------
Reserve for losses and LAE, end of year.....................  $  --       $2,597.3
                                                              =========   ========

As part of an ongoing process, the reserves were re-estimated for all prior accident years and were decreased by $96.1 million and $127.2 million in 1999 and 1998 respectively, reflecting increased favorable development on reserves for both losses and loss adjustment expenses.

Favorable development on prior years' loss reserves was $52.0 million and $58.9 million for the years ended December 31, 1999 and 1998 respectively. Favorable development on prior year's loss adjustment expense reserves was $44.1 million and $68.3 million prior to the AFC corporate reorganization in 1999 and for the year ended December 31, 1998. The increase in favorable development 1998 was primarily attributable to claims process improvement initiatives taken by the Company. The Company has lowered claim settlement costs through increased utilization of in-house attorneys and consolidation of claim offices.

This favorable development reflected the Company's reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

Due to the nature of the business written by the Risk Management segment, the exposure to environmental liabilities was relatively small and therefore its reserves were relatively small compared to other types of liabilities. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the reserve for losses and LAE, were $49.9 million, net of reinsurance of $14.2 million in 1998. The Company does not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Company may be required to defend such claims. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known, current law and methodologies currently available. Although these outstanding claims were not significant, their existence gives rise to uncertainty and were discussed because of the possibility, however remote, that they may become significant. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims were adequate. In addition, the Company is not aware of any litigation or pending

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

18.  MINORITY INTEREST

As a result of the Company's divestiture of certain of its subsidiaries including its 84.5% ownership of the outstanding shares of the common stock of Allmerica P&C effective July 1, 1999, there is no minority interest reflected in the Consolidated Balance Sheets as of December 31, 2000 and 1999. The Company's interest in Allmerica P&C was represented by ownership of 70.0% of the outstanding shares of common stock at December 31, 1998. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements through the period ended June 30, 1999 and for the year ended December 31, 1998.

19.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries, including FAFLIC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, the Company and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. FAFLIC recognized a $31.0 million pre-tax expense in 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

20.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. As of December 31, 2000, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position.

Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 --------   --------   --------
Statutory Net Income (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $322.6    $  180.7
  Life and Health Companies.................................    (43.6)     239.0        86.4

Statutory Shareholder's Surplus (Combined)
  Property and Casualty Companies (See Note 3)..............   $--        $--       $1,269.3
  Life and Health Companies.................................    528.5      590.1     1,164.1

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Contractowners of Separate Account VA-P of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account VA-P of First Allmerica Financial Life Insurance Company at December 31, 2000, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the Funds, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 16, 2001

                             SEPARATE ACCOUNT VA-P

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2000


                                                                       INTERNATIONAL       MID CAP      REAL ESTATE
                                                                           GROWTH         VALUE(a)        GROWTH       EQUITY-INCOME
                                                                       -------------   -------------   -------------   -------------
ASSETS:
Investments in shares of Pioneer Variable Contracts Trust (VCT) ....   $     743,030   $   1,619,674   $      88,169   $   2,429,544
Investment in shares of AIM Variable Insurance Funds ...............               -               -               -               -
Investments in shares of Alliance Variable Products Series Fund, Inc               -               -               -               -
Investments in shares of Delaware Group Premium Fund ...............               -               -               -               -
Investments in shares of Franklin Templeton Variable Insurance
    Products Trust .................................................               -               -               -               -
Investment in shares of Van Kampen Life Investment Trust ...........               -               -               -               -
                                                                       -------------   -------------   -------------   -------------
    Total  assets ..................................................         743,030       1,619,674          88,169       2,429,544

LIABILITIES: .......................................................               -               -               -               -
                                                                       -------------   -------------   -------------   -------------
    Net assets .....................................................   $     743,030   $   1,619,674   $      88,169   $   2,429,544
                                                                       =============   =============   =============   =============
Net asset distribution by category:

  Variable annuity contracts .......................................   $     743,030   $   1,619,674   $      88,169   $   2,429,544
  Value of investment by First Allmerica Financial Life
     Insurance Company (Sponsor) ...................................               -               -               -               -
                                                                       -------------   -------------   -------------   -------------
                                                                       $     743,030   $   1,619,674   $      88,169   $   2,429,544
                                                                       =============   =============   =============   =============
Units outstanding, December 31, 2000 ...............................         663,535       1,039,779          63,547       1,206,552
Net asset value per unit, December 31, 2000 ........................   $    1.119806   $    1.557710   $    1.387449   $    2.013626



                                                                                         AMERICA           MONEY        SWISS FRANC
                                                                          BALANCED        INCOME           MARKET          BOND
                                                                       -------------   -------------   -------------   -------------
ASSETS:
Investments in shares of Pioneer Variable Contracts Trust (VCT) ....   $     526,545   $     377,093   $     383,995   $   1,050,487
Investment in shares of AIM Variable Insurance Funds ...............               -               -               -               -
Investments in shares of Alliance Variable Products Series Fund, Inc               -               -               -               -
Investments in shares of Delaware Group Premium Fund ...............               -               -               -               -
Investments in shares of Franklin Templeton Variable Insurance
    Products Trust .................................................               -               -               -               -
Investment in shares of Van Kampen Life Investment Trust ...........               -               -               -               -
                                                                       -------------   -------------   -------------   -------------
    Total  assets ..................................................         526,545         377,093         383,995       1,050,487

LIABILITIES: .......................................................               -               -               -               -
                                                                       -------------   -------------   -------------   -------------
    Net assets .....................................................   $     526,545   $     377,093   $     383,995   $   1,050,487
                                                                       =============   =============   =============   =============
Net asset distribution by category:

  Variable annuity contracts .......................................   $     526,545   $     377,093   $     383,995   $   1,050,487
  Value of investment by First Allmerica Financial Life
     Insurance Company (Sponsor) ...................................               -               -               -               -
                                                                       -------------   -------------   -------------   -------------
                                                                       $     526,545   $     377,093   $     383,995   $   1,050,487
                                                                       =============   =============   =============   =============
Units outstanding, December 31, 2000 ...............................         399,593         302,826         332,182       1,276,109
Net asset value per unit, December 31, 2000 ........................   $    1.317703   $    1.245244   $    1.155977   $    0.823196

(a) Name changed See Note 1.

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P

                               DECEMBER 31, 2000

                                                                          GROWTH           PIONEER       EMERGING
                                                                          SHARES            FUND(a)       MARKETS          EUROPE
                                                                       -------------   -------------   -------------   -------------
ASSETS:
Investments in shares of Pioneer Variable Contracts Trust (VCT) ....   $   2,027,187   $   3,247,069   $     199,785   $     259,991
Investment in shares of AIM Variable Insurance Funds ...............               -               -               -               -
Investments in shares of Alliance Variable Products Series Fund, Inc               -               -               -               -
Investments in shares of Delaware Group Premium Fund ...............               -               -               -               -
Investments in shares of Franklin Templeton Variable Insurance
    Products Trust .................................................               -               -               -               -
Investment in shares of Van Kampen Life Investment Trust ...........               -               -               -               -
                                                                       -------------   -------------   -------------   -------------
    Total  assets ..................................................       2,027,187       3,247,069         199,785         259,991

LIABILITIES: .......................................................               -               -               -               -
                                                                       -------------   -------------   -------------   -------------
    Net assets .....................................................   $   2,027,187   $   3,247,069   $     199,785   $     259,991
                                                                       =============   =============   =============   =============
Net asset distribution by category:

  Variable annuity contracts .......................................   $   2,027,187   $   3,247,069   $     199,785   $     259,991
  Value of investment by First Allmerica Financial Life
     Insurance Company (Sponsor) ...................................               -               -               -               -
                                                                       -------------   -------------   -------------   -------------
                                                                       $   2,027,187   $   3,247,069   $     199,785   $     259,991
                                                                       =============   =============   =============   =============
Units outstanding, December 31, 2000 ...............................       1,571,601       2,175,891         167,114         241,516
Net asset value per unit, December 31, 2000 ........................   $    1.289887   $    1.492294   $    1.195500   $    1.076495


                                                                                                                         AIM V.I.
                                                                         STRATEGIC                        SCIENCE &      CAPITAL
                                                                           INCOME       HIGH YIELD       TECHNOLOGY    APPRECIATION
                                                                       -------------   -------------   -------------   -------------
ASSETS:
Investments in shares of Pioneer Variable Contracts Trust (VCT) ....   $       3,562   $      27,718   $      47,379   $           -
Investment in shares of AIM Variable Insurance Funds ...............               -               -               -         639,259
Investments in shares of Alliance Variable Products Series Fund, Inc               -               -               -               -
Investments in shares of Delaware Group Premium Fund ...............               -               -               -               -
Investments in shares of Franklin Templeton Variable Insurance
    Products Trust .................................................               -               -               -               -
Investment in shares of Van Kampen Life Investment Trust ...........               -               -               -               -
                                                                       -------------   -------------   -------------   -------------
    Total  assets ..................................................           3,562          27,718          47,379         639,259

LIABILITIES: .......................................................               -               -               -               -
                                                                       -------------   -------------   -------------   -------------
    Net assets .....................................................   $       3,562   $      27,718   $      47,379   $     639,259
                                                                       =============   =============   =============   =============
Net asset distribution by category:

  Variable annuity contracts .......................................   $       1,484   $      25,654   $      45,897   $     639,259
  Value of investment by First Allmerica Financial Life
     Insurance Company (Sponsor) ...................................           2,078           2,064           1,482               -
                                                                       -------------   -------------   -------------   -------------
                                                                       $       3,562   $      27,718   $      47,379   $     639,259
                                                                       =============   =============   =============   =============
Units outstanding, December 31, 2000 ...............................           3,429          26,858          63,953         768,317
Net asset value per unit, December 31, 2000 ........................   $    1.038792   $    1.032006   $    0.740847   $    0.832025

(a) Name changed See Note 1.

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P

                               DECEMBER 31, 2000

                                                                          ALLIANCE                         DGPF            DGPF
                                                                          PREMIER         ALLIANCE        GROWTH          SELECT
                                                                           GROWTH        TECHNOLOGY    OPPORTUNITIES      GROWTH
                                                                          CLASS B         CLASS B      SERVICE CLASS   SERVICE CLASS
                                                                       -------------   -------------   -------------   -------------
ASSETS:
Investments in shares of Pioneer Variable Contracts Trust (VCT) ....   $           -   $           -   $           -   $           -
Investment in shares of AIM Variable Insurance Funds ...............               -               -               -               -
Investments in shares of Alliance Variable Products Series Fund, Inc         180,929          96,410               -               -
Investments in shares of Delaware Group Premium Fund ...............               -               -          54,882          11,856
Investments in shares of Franklin Templeton Variable Insurance
    Products Trust .................................................               -               -               -               -
Investment in shares of Van Kampen Life Investment Trust ...........               -               -               -               -
                                                                       -------------   -------------   -------------   -------------
    Total  assets ..................................................         180,929          96,410          54,882          11,856

LIABILITIES: .......................................................               -               -               -               -
                                                                       -------------   -------------   -------------   -------------
    Net assets .....................................................   $     180,929   $      96,410   $      54,882   $      11,856
                                                                       =============   =============   =============   =============
Net asset distribution by category:

  Variable annuity contracts .......................................   $     180,929   $      96,410   $      53,220   $      10,277
  Value of investment by First Allmerica Financial Life
     Insurance Company (Sponsor) ...................................               -               -           1,662           1,579
                                                                       -------------   -------------   -------------   -------------
                                                                       $     180,929   $      96,410   $      54,882   $      11,856
                                                                       =============   =============   =============   =============
Units outstanding, December 31, 2000 ...............................         230,285         149,149          66,061          15,018
Net asset value per unit, December 31, 2000 ........................   $    0.785673   $    0.646398   $    0.830779   $    0.789433

                                                                                                         TEMPLETON
                                                                                         TEMPLETON     INTERNATIONAL
                                                                         FRANKLIN          ASSET          SMALLER        VAN KAMPEN
                                                                         SMALL CAP       STRATEGY        COMPANIES     LIT EMERGING
                                                                          CLASS 2         CLASS 2         CLASS 2          GROWTH
                                                                       -------------   -------------   -------------   -------------
ASSETS:
Investments in shares of Pioneer Variable Contracts Trust (VCT) ....   $           -   $           -   $           -   $           -
Investment in shares of AIM Variable Insurance Funds ...............               -               -               -               -
Investments in shares of Alliance Variable Products Series Fund, Inc               -               -               -               -
Investments in shares of Delaware Group Premium Fund ...............               -               -               -               -
Investments in shares of Franklin Templeton Variable Insurance
    Products Trust .................................................          41,913          70,533          15,845               -
Investment in shares of Van Kampen Life Investment Trust ...........               -               -               -          55,392
                                                                       -------------   -------------   -------------   -------------
    Total  assets ..................................................          41,913          70,533          15,845          55,392


LIABILITIES: .......................................................               -               -               -               -
                                                                       -------------   -------------   -------------   -------------
    Net assets .....................................................   $      41,913   $      70,533   $      15,845   $      55,392
                                                                       =============   =============   =============   =============
Net asset distribution by category:


  Variable annuity contracts .......................................   $      40,249   $      68,535   $      13,918   $      53,803
  Value of investment by First Allmerica Financial Life
     Insurance Company (Sponsor) ...................................           1,664           1,998           1,927           1,589
                                                                       -------------   -------------   -------------   -------------
                                                                       $      41,913   $      70,533   $      15,845   $      55,392
                                                                       =============   =============   =============   =============
Units outstanding, December 31, 2000 ...............................          50,383          70,605          16,441          69,712
Net asset value per unit, December 31, 2000 ........................   $    0.831888   $    0.998978   $    0.963729   $    0.794578

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                 INTERNATIONAL       MID CAP        REAL ESTATE
                                                                    GROWTH           VALUE(a)         GROWTH        EQUITY-INCOME
                                                                 -------------    -------------    -------------    -------------
  Dividends ..................................................   $       7,283    $      11,017    $       3,793    $      55,649
                                                                 -------------    -------------    -------------    -------------

EXPENSES:
  Mortality and expense risk fees ............................          11,569           18,587              887           28,636
  Administrative expense charges .............................           1,389            2,230              107            3,437
                                                                 -------------    -------------    -------------    -------------
    Total expenses ...........................................          12,958           20,817              994           32,073
                                                                 -------------    -------------    -------------    -------------
    Net investment income (loss) .............................          (5,675)          (9,800)           2,799           23,576
                                                                 -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .........               -           95,668                -          190,842
  Net realized gain (loss) from sales of investments .........          15,885            8,891           (1,269)          22,145
                                                                 -------------    -------------    -------------    -------------
    Net realized gain (loss) .................................          15,885          104,559           (1,269)         212,987

  Net unrealized gain (loss) .................................        (245,103)         134,922           14,097           51,339
                                                                 -------------    -------------    -------------    -------------
    Net realized and unrealized  gain (loss) .................        (229,218)         239,481           12,828          264,326
                                                                 -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from operations ....   $    (234,893)   $     229,681    $      15,627    $     287,902
                                                                 =============    =============    =============    =============


                                                                                   AMERICA            MONEY        SWISS FRANC
                                                                   BALANCED         INCOME            MARKET           BOND
                                                                 -------------   -------------    -------------   -------------
  Dividends ..................................................   $      18,593   $      22,594    $      20,036   $           -
                                                                 -------------   -------------    -------------   -------------

EXPENSES:
  Mortality and expense risk fees ............................           7,240           4,726            4,509          13,125
  Administrative expense charges .............................             869             568              541           1,575
                                                                 -------------   -------------    -------------   -------------
    Total expenses ...........................................           8,109           5,294            5,050          14,700
                                                                 -------------   -------------    -------------   -------------
    Net investment income (loss) .............................          10,484          17,300           14,986         (14,700)
                                                                 -------------   -------------    -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .........               -               -                -               -
  Net realized gain (loss) from sales of investments .........           2,810          (9,235)               -         (58,086)
                                                                 -------------   -------------    -------------   -------------
    Net realized gain (loss) .................................           2,810          (9,235)               -         (58,086)

  Net unrealized gain (loss) .................................           8,043          28,428                -          51,424
                                                                 -------------   -------------    -------------   -------------
    Net realized and unrealized  gain (loss) .................          10,853          19,193                -          (6,662)
                                                                 -------------   -------------    -------------   -------------
    Net increase (decrease) in net assets from operations ....   $      21,337   $      36,493    $      14,986   $     (21,362)
                                                                 =============   =============    =============   =============

(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P

                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                     GROWTH          PIONEER         EMERGING
                                                                     SHARES          FUND(a)          MARKETS           EUROPE
                                                                 -------------    -------------    -------------    -------------
  Dividends ..................................................   $           -    $      24,731    $           -    $         529
                                                                 -------------    -------------    -------------    -------------

EXPENSES:
  Mortality and expense risk fees ............................          27,435           38,620            3,476            3,414
  Administrative expense charges .............................           3,292            4,635              417              410
                                                                 -------------    -------------    -------------    -------------
    Total expenses ...........................................          30,727           43,255            3,893            3,824
                                                                 -------------    -------------    -------------    -------------
    Net investment income (loss) .............................         (30,727)         (18,524)          (3,893)          (3,295)
                                                                 -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .........         204,441           18,356            5,404              228
  Net realized gain (loss) from sales of investments .........          39,979           70,712           (9,845)          (7,141)
                                                                 -------------    -------------    -------------    -------------
    Net realized gain (loss) .................................         244,420           89,068           (4,441)          (6,913)

  Net unrealized gain (loss) .................................        (415,701)         (85,419)        (131,558)         (84,725)
                                                                 -------------    -------------    -------------    -------------
    Net realized and unrealized  gain (loss) .................        (171,281)           3,649         (135,999)         (91,638)
                                                                 -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from operations ....   $    (202,008)   $     (14,875)   $    (139,892)   $     (94,933)
                                                                 =============    =============    =============    =============


                                                                                                                       AIM V.I.
                                                                  STRATEGIC                         SCIENCE &           CAPITAL
                                                                   INCOME          HIGH YIELD*      TECHNOLOGY*      APPRECIATION*
                                                                 -------------    -------------    -------------    -------------
  Dividends ..................................................   $         218    $         910    $           -    $           -
                                                                 -------------    -------------    -------------    -------------

EXPENSES:
  Mortality and expense risk fees ............................              36              126              297            3,323
  Administrative expense charges .............................               4               15               35              399
                                                                 -------------    -------------    -------------    -------------
    Total expenses ...........................................              40              141              332            3,722
                                                                 -------------    -------------    -------------    -------------
    Net investment income (loss) .............................             178              769             (332)          (3,722)
                                                                 -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .........               -                -                -           18,110
  Net realized gain (loss) from sales of investments .........              (4)              (5)             (49)            (800)
                                                                 -------------    -------------    -------------    -------------
    Net realized gain (loss) .................................              (4)              (5)             (49)          17,310

  Net unrealized gain (loss) .................................             (70)          (2,143)         (21,645)        (188,553)
                                                                 -------------    -------------    -------------    -------------
    Net realized and unrealized  gain (loss) .................             (74)          (2,148)         (21,694)        (171,243)
                                                                 -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from operations ....   $         104    $      (1,379)   $     (22,026)   $    (174,965)
                                                                 =============    =============    =============    =============

* For the Period 5/1/00 (date of initial investment) to 12/31/00.
(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                    ALLIANCE                           DGPF             DGPF
                                                                    PREMIER         ALLIANCE          GROWTH           SELECT
                                                                    GROWTH         TECHNOLOGY      OPPORTUNITIES       GROWTH
                                                                    CLASS B*        CLASS B*       SERVICE CLASS*   SERVICE CLASS*
                                                                 -------------    -------------    -------------    -------------
  Dividends ..................................................   $           -    $           -    $           -    $           -
                                                                 -------------    -------------    -------------    -------------
EXPENSES:
  Mortality and expense risk fees ............................             910              479              266               52
  Administrative expense charges .............................             109               58               32                6
                                                                 -------------    -------------    -------------    -------------
    Total expenses ...........................................           1,019              537              298               58
                                                                 -------------    -------------    -------------    -------------
    Net investment income (loss) .............................          (1,019)            (537)            (298)             (58)
                                                                 -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .........              99              105                -                -
  Net realized gain (loss) from sales of investments .........            (445)            (528)             (16)             (10)
                                                                 -------------    -------------    -------------    -------------
    Net realized gain (loss) .................................            (346)            (423)             (16)             (10)

  Net unrealized gain (loss) .................................         (37,834)         (36,645)          (8,808)          (3,420)
                                                                 -------------    -------------    -------------    -------------
    Net realized and unrealized  gain (loss) .................         (38,180)         (37,068)          (8,824)          (3,430)
                                                                 -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from operations ....   $     (39,199)   $     (37,605)   $      (9,122)   $      (3,488)
                                                                 =============    =============    =============    =============

                                                                                                    TEMPLETON
                                                                                    TEMPLETON     INTERNATIONAL
                                                                   FRANKLIN           ASSET           SMALLER        VAN KAMPEN
                                                                   SMALL CAP         STRATEGY        COMPANIES      LIT EMERGING
                                                                   CLASS 2*         CLASS 2*         CLASS 2*         GROWTH*
                                                                 -------------    -------------    -------------    -------------
  Dividends ..................................................   $           -    $           -    $           -    $           -
                                                                 -------------    -------------    -------------    -------------
EXPENSES:
  Mortality and expense risk fees ............................             231              408              113              256
  Administrative expense charges .............................              27               49               13               31
                                                                 -------------    -------------    -------------    -------------
    Total expenses ...........................................             258              457              126              287
                                                                 -------------    -------------    -------------    -------------
    Net investment income (loss) .............................            (258)            (457)            (126)            (287)
                                                                 -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .........               -                -                -                -
  Net realized gain (loss) from sales of investments .........             (20)             (27)              (5)             (25)
                                                                 -------------    -------------    -------------    -------------
    Net realized gain (loss) .................................             (20)             (27)              (5)             (25)

  Net unrealized gain (loss) .................................          (7,566)          (2,904)            (878)         (12,196)
                                                                 -------------    -------------    -------------    -------------
    Net realized and unrealized  gain (loss) .................          (7,586)          (2,931)            (883)         (12,221)
                                                                 -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from operations ....   $      (7,844)   $      (3,388)   $      (1,009)   $     (12,508)
                                                                 =============    =============    =============    =============

* For the Period 5/1/00 (date of initial investment) to 12/31/00.

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                INTERNATIONAL GROWTH         MID CAP VALUE(a)
                                                                                     YEAR ENDED                 YEAR ENDED
                                                                                     DECEMBER 31,               DECEMBER 31,
                                                                                --------------------    --------------------------
                                                                                 2000        1999          2000            1999
                                                                               ---------   ---------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ............................................  $  (5,675)  $    (856)   $    (9,800)   $    (7,209)
    Net realized gain (loss) ................................................     15,885      (9,373)       104,559         (9,104)
    Net unrealized gain (loss) ..............................................   (245,103)    265,634        134,922        148,514
                                                                               ---------   ---------    -----------    -----------
    Net increase (decrease)  in net assets from operations ..................   (234,893)    255,405        229,681        132,201
                                                                               ---------   ---------    -----------    -----------
  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ...................................................     41,074      62,781        110,796        156,304
    Withdrawals .............................................................    (38,433)    (30,847)      (123,511)      (108,844)
    Contract benefits .......................................................    (31,820)    (22,188)             -        (52,975)
    Contract charges ........................................................       (265)       (154)          (683)          (620)
    Transfers between sub-accounts (including fixed account), net ...........    147,741      11,729         (3,375)        (4,237)
    Other transfers from (to) the General Account ...........................    (38,549)     22,538         (2,125)         3,471
    Net increase (decrease)  in investment by Sponsor .......................          -           -              -              -
                                                                               ---------   ---------    -----------    -----------
    Net increase (decrease) in net assets from contract transactions ........     79,748      43,859        (18,898)        (6,901)
                                                                               ---------   ---------    -----------    -----------
    Net increase (decrease) in net assets ...................................   (155,145)    299,264        210,783        125,300

NET ASSETS:
  Beginning of year .........................................................    898,175     598,911      1,408,891      1,283,591
                                                                               ---------   ---------    -----------    -----------
  End of year ...............................................................  $ 743,030   $ 898,175    $ 1,619,674    $ 1,408,891
                                                                               =========   =========    ===========    ===========
                                                                                 REAL ESTATE GROWTH            EQUITY-INCOME
                                                                                     YEAR ENDED                  YEAR ENDED
                                                                                    DECEMBER 31,                DECEMBER 31,
                                                                                --------------------    --------------------------
                                                                                 2000         1999          2000            1999
                                                                               ---------   ---------    -----------    -----------
                                                                                                        C>
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ............................................  $   2,799   $   2,598    $    23,576    $    11,814
    Net realized gain (loss) ................................................     (1,269)    (12,764)       212,987        117,893
    Net unrealized gain (loss) ..............................................     14,097       6,023         51,339       (147,614)
                                                                               ---------   ---------    -----------    -----------
    Net increase (decrease)  in net assets from operations ..................     15,627      (4,143)       287,902        (17,907)
                                                                               ---------   ---------    -----------    -----------
  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ...................................................      1,612       6,513         73,871        305,289
    Withdrawals .............................................................    (13,657)    (16,967)      (158,598)      (133,141)
    Contract benefits .......................................................         -       (6,414)       (20,781)      (114,908)
    Contract charges ........................................................        (13)        (29)          (972)          (907)
    Transfers between sub-accounts (including fixed account), net ...........         -      (30,734)       (73,450)       (17,606)
    Other transfers from (to) the General Account ...........................     27,851      (3,488)       (18,861)        (9,500)
    Net increase (decrease)  in investment by Sponsor .......................         -            -              -              -
                                                                               ---------   ---------    -----------    -----------
    Net increase (decrease) in net assets from contract transactions ........     15,793     (51,119)      (198,791)        29,227
                                                                               ---------   ---------    -----------    -----------
    Net increase (decrease) in net assets ...................................     31,420     (55,262)        89,111         11,320

NET ASSETS:
  Beginning of year .........................................................     56,749     112,011      2,340,433      2,329,113
                                                                               ---------   ---------    -----------    -----------
  End of year ...............................................................  $  88,169   $  56,749    $ 2,429,544    $ 2,340,433
                                                                               =========   =========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P

                                                                                        BALANCED                   AMERICA INCOME
                                                                                       YEAR ENDED                   YEAR ENDED
                                                                                      DECEMBER 31,                 DECEMBER 31,
                                                                                -----------------------     -----------------------
                                                                                   2000          1999           2000          1999
                                                                               ---------     ---------      ---------     ---------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ............................................  $  10,484     $  14,811      $  17,300     $  18,291
    Net realized gain (loss) ................................................      2,810           804         (9,235)       (3,844)
    Net unrealized gain (loss) ..............................................      8,043        (8,357)        28,428       (30,960)
                                                                               ---------     ---------      ---------     ---------
    Net increase (decrease)  in net assets from operations ..................     21,337         7,258         36,493       (16,513)
                                                                               ---------     ---------      ---------     ---------
  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ...................................................     47,262        64,347         83,092       102,559
    Withdrawals .............................................................    (58,095)      (21,576)       (49,134)      (13,929)
    Contract benefits .......................................................    (49,605)      (32,890)             -       (27,046)
    Contract charges ........................................................       (253)         (251)          (169)         (140)
    Transfers between sub-accounts (including fixed account), net ...........    (92,204)      (31,551)      (111,892)       11,164
    Other transfers from (to) the General Account ...........................    (22,897)       46,494          2,239        18,825
    Net increase (decrease)  in investment by Sponsor .......................          -             -              -             -
                                                                               ---------     ---------      ---------     ---------
    Net increase (decrease) in net assets from contract transactions ........   (175,792)       24,573        (75,864)       91,433
                                                                               ---------     ---------      ---------     ---------
    Net increase (decrease) in net assets ...................................   (154,455)       31,831        (39,371)       74,920

NET ASSETS:
  Beginning of year .........................................................    681,000       649,169        416,464       341,544
                                                                               ---------     ---------      ---------     ---------
  End of year ...............................................................  $ 526,545     $ 681,000      $ 377,093     $ 416,464
                                                                               =========     =========      =========     =========

                                                                                     MONEY MARKET               SWISS FRANC BOND
                                                                                      YEAR ENDED                    YEAR ENDED
                                                                                     DECEMBER 31,                  DECEMBER 31,
                                                                                -----------------------     -----------------------
                                                                                  2000          1999           2000          1999
                                                                                ---------     ---------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ............................................  $  14,986     $   9,344     $  (14,700)   $   (7,654)
    Net realized gain (loss) ................................................          -             -        (58,086)      (19,563)
    Net unrealized gain (loss) ..............................................          -             -         51,424      (150,825)
                                                                               ---------     ---------     ----------    ----------
    Net increase (decrease)  in net assets from operations ..................     14,986         9,344        (21,362)     (178,042)
                                                                               ---------     ---------     ----------    ----------
  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ...................................................     22,138       229,522        184,503       964,389
    Withdrawals .............................................................     (2,194)       (4,083)       (84,481)      (40,394)
    Contract benefits .......................................................     (1,608)            -              -             -
    Contract charges ........................................................        (92)          (75)          (942)         (900)
    Transfers between sub-accounts (including fixed account), net ...........    (10,478)     (185,495)      (279,267)     (129,399)
    Other transfers from (to) the General Account ...........................    (22,061)        4,421        (29,319)      (12,387)
    Net increase (decrease)  in investment by Sponsor .......................          -             -              -             -
                                                                               ---------     ---------     ----------    ----------
    Net increase (decrease) in net assets from contract transactions ........    (14,295)       44,290       (209,506)      781,309
                                                                               ---------     ---------     ----------    ----------
    Net increase (decrease) in net assets ...................................        691        53,634       (230,868)      603,267

NET ASSETS:
  Beginning of year .........................................................    383,304       329,670      1,281,355       678,088
                                                                               ---------     ---------     ----------    ----------
  End of year ...............................................................  $ 383,995     $ 383,304     $1,050,487    $1,281,355
                                                                               =========     =========     ==========    ==========

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P


                                                                                      GROWTH SHARES                PIONEER FUND(a)
                                                                                       YEAR ENDED                    YEAR ENDED
                                                                                       DECEMBER 31,                  DECEMBER 31,
                                                                                -----------------------     -----------------------
                                                                                   2000          1999           2000          1999
                                                                                ----------   ----------     ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ............................................   $  (30,727)  $  (27,422)    $  (18,524)  $  (12,582)
    Net realized gain (loss) ................................................      244,420       21,500         89,068       10,422
    Net unrealized gain (loss) ..............................................     (415,701)     114,622        (85,419)     306,260
                                                                                ----------   ----------     ----------   ----------
    Net increase (decrease)  in net assets from operations ..................     (202,008)     108,700        (14,875)     304,100
                                                                                ----------   ----------     ----------   ----------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ...................................................      452,992      390,452        681,393      663,697
    Withdrawals .............................................................      (99,463)     (45,397)      (106,377)     (33,354)
    Contract benefits .......................................................      (21,954)     (11,640)      (147,342)      (2,686)
    Contract charges ........................................................         (865)        (625)        (1,049)        (775)
    Transfers between sub-accounts (including fixed account), net ...........     (408,202)     137,265         39,673      113,654
    Other transfers from (to) the General Account ...........................       42,558       64,525         30,789      158,302
    Net increase (decrease)  in investment by Sponsor .......................            -            -              -            -
                                                                                ----------   ----------     ----------   ----------
    Net increase (decrease) in net assets from contract transactions ........      (34,934)     534,580        497,087      898,838
                                                                                ----------   ----------     ----------   ----------
    Net increase (decrease) in net assets ...................................     (236,942)     643,280        482,212    1,202,938

NET ASSETS:
  Beginning of year .........................................................    2,264,129    1,620,849      2,764,857    1,561,919
                                                                                ----------   ----------     ----------   ----------
  End of year ...............................................................   $2,027,187   $2,264,129     $3,247,069   $2,764,857
                                                                                ==========   ==========     ==========   ==========


                                                                                   EMERGING MARKETS                  EUROPE
                                                                                     YEAR ENDED                    YEAR ENDED
                                                                                     DECEMBER 31,                  DECEMBER 31,
                                                                                ----------------------        ---------------------
                                                                                  2000          1999            2000           1999
                                                                                --------      --------        --------      -------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ............................................  $  (3,893)     $   (420)       $ (3,295)    $   (584)
    Net realized gain (loss) ................................................     (4,441)          116          (6,913)       1,205
    Net unrealized gain (loss) ..............................................   (131,558)       36,169         (84,725)      18,108
                                                                                --------      --------        --------      -------
    Net increase (decrease)  in net assets from operations ..................   (139,892)       35,865         (94,933)      18,729
                                                                                --------      --------        --------      -------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ...................................................     33,603        62,388          39,299       56,178
    Withdrawals .............................................................     (3,826)            -          (4,194)     (10,359)
    Contract benefits .......................................................          -             -               -            -
    Contract charges ........................................................       (110)           (5)           (133)         (14)
    Transfers between sub-accounts (including fixed account), net ...........    125,430        65,960         231,803       28,615
    Other transfers from (to) the General Account ...........................     10,384         9,999          (3,843)      (1,157)
    Net increase (decrease)  in investment by Sponsor .......................        (32)            -               -          (21)
                                                                                --------      --------        --------      -------
    Net increase (decrease) in net assets from contract transactions ........    165,449       138,342         262,932       73,242
                                                                                --------      --------        --------      -------
    Net increase (decrease) in net assets ...................................     25,557       174,207         167,999       91,971

NET ASSETS:
  Beginning of year .........................................................    174,228            21          91,992           21
                                                                                --------      --------        --------      -------
  End of year ...............................................................  $ 199,785      $174,228        $259,991     $ 91,992
                                                                                ========      ========        ========      =======

(a) Name changed.  See Note 1.

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P

                                                                                                                      SCIENCE &
                                                                                STRATEGIC INCOME      HIGH YIELD     TECHNOLOGY
                                                                                           PERIOD       PERIOD         PERIOD
                                                                             YEAR ENDED FROM 7/29/99* FROM 5/1/00*   FROM 5/1/00*
                                                                              12/31/00   TO 12/31/99   TO 12/31/00   TO 12/31/00
                                                                             ---------- ------------  ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ............................................ $    178   $     38      $    769      $    (332)
    Net realized gain (loss) ................................................       (4)         -            (5)           (49)
    Net unrealized gain (loss) ..............................................      (70)       (23)       (2,143)       (21,645)
                                                                              --------   --------      --------      ---------
    Net increase (decrease)  in net assets from operations ..................      104         15        (1,379)       (22,026)
                                                                              --------   --------      --------      ---------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ...................................................    1,500          -        27,097         38,044
    Withdrawals .............................................................      (60)         -             -              -
    Contract benefits .......................................................        -          -             -              -
    Contract charges ........................................................        -          -             -             (6)
    Transfers between sub-accounts (including fixed account), net ...........        -          -             -         29,367
    Other transfers from (to) the General Account ...........................        3          -             -              -
    Net increase (decrease)  in investment by Sponsor .......................        -      2,000         2,000          2,000
                                                                              --------   --------      --------      ---------
    Net increase (decrease) in net assets from contract transactions ........    1,443      2,000        29,097         69,405
                                                                              --------   --------      --------      ---------
    Net increase (decrease) in net assets ...................................    1,547      2,015        27,718         47,379

NET ASSETS:
  Beginning of year .........................................................    2,015          -             -              -
                                                                              --------   --------      --------      ---------
  End of year ............................................................... $  3,562   $  2,015      $ 27,718      $  47,379
                                                                              ========   ========      ========      =========


                                                                                                    ALLIANCE
                                                                                  AIM V.I.           PREMIER            ALLIANCE
                                                                                  CAPITAL             GROWTH           TECHNOLOGY
                                                                                APPRECIATION         CLASS B            CLASS B
                                                                                  PERIOD              PERIOD             PERIOD
                                                                                FROM 5/1/00*       FROM 5/1/00*       FROM 5/1/00*
                                                                                TO 12/31/00        TO 12/31/00        TO 12/31/00
                                                                                ------------       ------------       ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ............................................   $     (3,722)      $     (1,019)      $       (537)
    Net realized gain (loss) ................................................         17,310               (346)              (423)
    Net unrealized gain (loss) ..............................................       (188,553)           (37,834)           (36,645)
                                                                                ------------       ------------       ------------
    Net increase (decrease)  in net assets from operations ..................       (174,965)           (39,199)           (37,605)
                                                                                ------------       ------------       ------------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ...................................................        734,811            139,061             62,791
    Withdrawals .............................................................              -               (985)                 -
    Contract benefits .......................................................              -                  -                  -
    Contract charges ........................................................             (8)                (9)               (23)
    Transfers between sub-accounts (including fixed account), net ...........         72,111             79,973             68,843
    Other transfers from (to) the General Account ...........................          7,001              1,750              1,750
    Net increase (decrease)  in investment by Sponsor .......................            309                338                654
                                                                                ------------       ------------       ------------
    Net increase (decrease) in net assets from contract transactions ........        814,224            220,128            134,015
                                                                                ------------       ------------       ------------
    Net increase (decrease) in net assets ...................................        639,259            180,929             96,410

NET ASSETS:
  Beginning of year .........................................................              -                  -                  -
                                                                                ------------       ------------       ------------
  End of year ...............................................................   $    639,259       $    180,929       $     96,410
                                                                                ============       ============       ============

* Date of initial investment

The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P

                                                                               DGPF           DGPF                      TEMPLETON
                                                                               GROWTH         SELECT      FRANKLIN         ASSET
                                                                             OPPORTUNITIES    GROWTH      SMALL CAP      STRATEGY
                                                                             SERVICE CLASS SERVICE CLASS   CLASS 2        CLASS 2
                                                                               PERIOD          PERIOD      PERIOD         PERIOD
                                                                             FROM 5/1/00*   FROM 5/1/00* FROM 5/1/00*  FROM 5/1/00*
                                                                             TO 12/31/00    TO 12/31/00  TO 12/31/00   TO 12/31/00
                                                                             ------------- ------------- ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ........................................    $    (298)     $    (58)    $    (258)    $    (457)
    Net realized gain (loss) ............................................          (16)          (10)          (20)          (27)
    Net unrealized gain (loss) ..........................................       (8,808)       (3,420)       (7,566)       (2,904)
                                                                             ---------     ---------     ---------     ---------
    Net increase (decrease)  in net assets from operations ..............       (9,122)       (3,488)       (7,844)       (3,388)
                                                                             ---------     ---------     ---------     ---------

  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ...............................................       15,402         8,600         5,230             -
    Withdrawals .........................................................            -             -             -             -
    Contract benefits ...................................................            -             -             -             -
    Contract charges ....................................................          (11)            -             -             -
    Transfers between sub-accounts (including fixed account), net .......       44,864         4,744        33,779        71,921
    Other transfers from (to) the General Account .......................        1,749             -         8,748             -
    Net increase (decrease)  in investment by Sponsor ...................        2,000         2,000         2,000         2,000
                                                                             ---------     ---------     ---------     ---------
    Net increase (decrease) in net assets from contract transactions ....       64,004        15,344        49,757        73,921
                                                                             ---------     ---------     ---------     ---------
    Net increase (decrease) in net assets ...............................       54,882        11,856        41,913        70,533

NET ASSETS:
  Beginning of year .....................................................            -             -             -             -
                                                                             ---------     ---------     ---------     ---------
  End of year ...........................................................    $  54,882     $  11,856     $  41,913     $  70,533
                                                                             =========     =========     =========     =========

                                                                               TEMPLETON
                                                                             INTERNATIONAL        VAN KAMPEN
                                                                               COMPANIES         LIT EMERGING
                                                                                 CLASS 2            GROWTH
                                                                                 PERIOD             PERIOD
                                                                               FROM 5/1/00*       FROM 5/1/00*
                                                                               TO 12/31/00        TO 12/31/00
                                                                             -------------       ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) ........................................    $        (126)      $       (287)
    Net realized gain (loss) ............................................               (5)               (25)
    Net unrealized gain (loss) ..........................................             (878)           (12,196)
                                                                             -------------       ------------
    Net increase (decrease)  in net assets from operations ..............           (1,009)           (12,508)
                                                                             -------------       ------------
  FROM CONTRACT TRANSACTIONS:
    Net purchase payments ...............................................                -             50,978
    Withdrawals .........................................................                -                  -
    Contract benefits ...................................................                -                  -
    Contract charges ....................................................               (9)                 -
    Transfers between sub-accounts (including fixed account), net .......           14,280             14,338
    Other transfers from (to) the General Account .......................              583                584
    Net increase (decrease)  in investment by Sponsor ...................            2,000              2,000
                                                                             -------------       ------------
    Net increase (decrease) in net assets from contract transactions ....           16,854             67,900
                                                                             -------------       ------------
    Net increase (decrease) in net assets ...............................           15,845             55,392

NET ASSETS:
  Beginning of year .....................................................                -                  -
                                                                             -------------       ------------
  End of year ...........................................................    $      15,845       $     55,392
                                                                             =============       ============

* Date of initial investment

The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT VA-P
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Separate Account VA-P, which funds the Pioneer Vision variable annuity contracts, is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on March 1, 1995 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity contracts issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Separate Account VA-P are clearly identified and distinguished from the other assets and liabilities of the Company. Separate Account VA-P cannot be charged with liabilities arising out of any other business of the Company.

     Separate Account VA-P is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Separate Account VA-P currently offers twenty-four Sub-Accounts under the contracts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Pioneer Variable Contracts Trust (Pioneer VCT) managed by Pioneer Investment Management, Inc.; or of the AIM Variable Insurance Funds (AVIF) managed by AIM Advisors, Inc.; or of the Alliance Variable Products Series Fund, Inc. (Alliance) managed by Alliance Capital Management, L.P.; or of the Delaware Group Premium Fund (DGPF) managed by Delaware Management Company; or of the Franklin Templeton Variable Insurance Products Trust (FT VIP) managed by Templeton Global Advisors Limited or Templeton Investment Counsel, Inc.; or of the Van Kampen Life Investment Trust (Van Kampen) managed by Van Kampen Asset Management Inc.. Pioneer VCT, AVIF, Alliance, DGPF, FT VIP and Van Kampen (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

     Effective May 1, 2000, Capital Growth was renamed Mid Cap Value, and Growth and Income was renamed Pioneer Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by Separate Account VA-P in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

     FEDERAL INCOME TAXES - The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Separate Account VA-P. Therefore, no provision for income taxes has been charged against Separate Account VA-P.

                              SEPARATE ACCOUNT VA-P

NOTE 3 - INVESTMENTS

     The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Fund at December 31, 2000 were as follows:

                                                                          PORTFOLIO INFORMATION
                                                             --------------------------------------------
                                                                                               NET ASSET
                                                                NUMBER OF      AGGREGATE         VALUE
        INVESTMENT PORTFOLIO                                     SHARES          COST          PER SHARE
        --------------------                                 ------------    ------------    ------------
International Growth . . . . . . . . . . . . . . . . . . . .      62,809     $   796,148        $ 11.830
Mid-Cap Value(a) . . . . . . . . . . . . . . . . . . . . . .      91,044       1,407,724          17.790
Real Estate Growth . . . . . . . . . . . . . . . . . . . . .       6,114          88,086          14.420
Equity-Income. . . . . . . . . . . . . . . . . . . . . . . .     114,170       2,113,342          21.280
Balanced . . . . . . . . . . . . . . . . . . . . . . . . . .      36,065         514,707          14.600
America Income . . . . . . . . . . . . . . . . . . . . . . .      37,823         374,044           9.970
Money Market . . . . . . . . . . . . . . . . . . . . . . . .     383,995         383,995           1.000
Swiss Franc Bond . . . . . . . . . . . . . . . . . . . . . .      92,391       1,127,360          11.370
Growth Shares. . . . . . . . . . . . . . . . . . . . . . . .     110,233       2,153,913          18.390
Pioneer Fund(a). . . . . . . . . . . . . . . . . . . . . . .     143,232       2,854,350          22.670
Emerging Markets . . . . . . . . . . . . . . . . . . . . . .      16,511         295,173          12.100
Europe . . . . . . . . . . . . . . . . . . . . . . . . . . .      23,486         326,606          11.070
Strategic Income . . . . . . . . . . . . . . . . . . . . . .         378           3,655           9.430
High Yield . . . . . . . . . . . . . . . . . . . . . . . . .       2,823          29,861           9.820
Science and Technology . . . . . . . . . . . . . . . . . . .       6,334          69,024           7.480
AIM V.I. Capital Appreciation. . . . . . . . . . . . . . . .      20,728         827,812          30.840
Alliance Premier Growth Class B. . . . . . . . . . . . . . .       5,666         218,763          31.930
Alliance Technology Class B. . . . . . . . . . . . . . . . .       3,872         133,055          24.900
DGPF Growth Opportunities Service Class. . . . . . . . . . .       2,289          63,690          23.980
DGPF Select Growth Service Class . . . . . . . . . . . . . .       1,090          15,276          10.880
Franklin Small Cap Class 2 . . . . . . . . . . . . . . . . .       1,983          49,479          21.140
Templeton Asset Strategy Class 2 . . . . . . . . . . . . . .       3,687          73,437          19.130
Templeton International Smaller Companies Class 2. . . . . .       1,475          16,723          10.740
Van Kampen LIT Emerging Growth . . . . . . . . . . . . . . .       1,337          67,588          41.440

(a) Name changed. See Note 1.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The Company makes a charge of 1.25% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account 0.15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account and are paid to the Company on a daily basis.

     A contract fee is currently deducted on the contract anniversary and upon full surrender of the contract when the accumulated value is less than $50,000 on contracts issued on Form A3025-96 (Pioneer Vision 2), and Form A3023-95 (Pioneer Vision) and less than $75,000 on contracts issued on Form A3027-98 (Pioneer C-Vision). The fee is currently waived for Pioneer Vision and Pioneer Vision 2 contracts issued to and maintained by the trustee of a 401(k) plan.

     Allmerica Investments, Inc. (Allmerica Investments), an indirect wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Separate Account VA-P, and does not receive any compensation for sales of the contracts. Commissions are paid by the Company to registered representatives of Allmerica Investments and to certain independent broker-dealers. The Pioneer Vision and Pioneer Vision 2 contracts have a contingent deferred sales charge and no deduction is made for sales charges at the time of the sale.

                              SEPARATE ACCOUNT VA-P

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS


     Transactions from contractowners and sponsor were as follows:

                                                                        YEAR ENDED DECEMBER 31,
                                                               2000                             1999
                                                  ------------------------------    ------------------------------
                                                      UNITS            AMOUNT           UNITS           AMOUNT
                                                  -------------    -------------    -------------    -------------
International Growth
  Issuance of Units ...........................         164,334    $     231,199          143,760    $     160,721
  Redemption of Units .........................        (113,668)        (151,451)        (112,683)        (116,862)
                                                  -------------    -------------    -------------    -------------
    Net increase (decrease) ...................          50,666    $      79,748           31,077    $      43,859
                                                  =============    =============    =============    =============

Mid-Cap Value (a)
  Issuance of Units ...........................         118,217    $     164,446          183,061    $     233,488
  Redemption of Units .........................        (130,790)        (183,344)        (199,417)        (240,389)
                                                  -------------    -------------    -------------    -------------
    Net increase (decrease) ...................         (12,573)   $     (18,898)         (16,356)   $      (6,901)
                                                  =============    =============    =============    =============

Real Estate Growth
  Issuance of Units ...........................          22,176    $      29,462           23,390    $      25,103
  Redemption of Units .........................         (10,861)         (13,669)         (68,565)         (76,222)
                                                  -------------    -------------    -------------    -------------
    Net increase (decrease) ...................          11,315    $      15,793          (45,175)   $     (51,119)
                                                  =============    =============    =============    =============

Equity-Income
  Issuance of Units ...........................          52,561    $      98,239          229,974    $     418,260
  Redemption of Units .........................        (162,260)        (297,030)        (217,272)        (389,033)
                                                  -------------    -------------    -------------    -------------
    Net increase (decrease) ...................        (109,699)   $    (198,791)          12,702    $      29,227
                                                  =============    =============    =============    =============

Balanced
  Issuance of Units ...........................          49,259    $      63,886          114,072    $     142,832
  Redemption of Units .........................        (187,040)        (239,678)         (94,553)        (118,259)
                                                  -------------    -------------    -------------    -------------
    Net increase (decrease) ...................        (137,781)   $    (175,792)          19,519    $      24,573
                                                  =============    =============    =============    =============

America Income
  Issuance of Units ...........................          73,618    $      84,117          186,279    $     214,584
  Redemption of Units .........................        (139,440)        (159,981)        (108,352)        (123,151)
                                                  -------------    -------------    -------------    -------------
    Net increase (decrease) ...................         (65,822)   $     (75,864)          77,927    $      91,433
                                                  =============    =============    =============    =============

Money Market
  Issuance of Units ...........................          72,395    $      63,263          244,121    $     266,940
  Redemption of Units .........................         (85,934)         (77,558)        (204,526)        (222,650)
                                                  -------------    -------------    -------------    -------------
    Net increase (decrease) ...................         (13,539)   $     (14,295)          39,595    $      44,290
                                                  =============    =============    =============    =============

Swiss Franc Bond
  Issuance of Units ...........................         230,387    $     184,503        1,129,952    $     987,374
  Redemption of Units .........................        (491,766)        (394,009)        (285,649)        (206,065)
                                                  -------------    -------------    -------------    -------------
    Net increase (decrease) ...................        (261,379)   $    (209,506)         844,303    $     781,309
                                                  =============    =============    =============    =============

Growth Shares
  Issuance of Units ...........................         452,018    $     602,890          509,333    $     715,465
  Redemption of Units .........................        (474,826)        (637,824)        (130,840)        (180,885)
                                                  -------------    -------------    -------------    -------------
    Net increase (decrease) ...................         (22,808)   $     (34,934)         378,493    $     534,580
                                                  =============    =============    =============    =============

Pioneer Fund (a)
  Issuance of Units ...........................         643,242    $     970,430          740,712    $   1,002,319
  Redemption of Units .........................        (316,556)        (473,343)         (83,000)        (103,481)
                                                  -------------    -------------    -------------    -------------
    Net increase (decrease) ...................         326,686    $     497,087          657,712    $     898,838
                                                  =============    =============    =============    =============

Emerging Markets
  Issuance of Units ...........................         121,687    $     276,475           94,984    $     139,129
  Redemption of Units .........................         (49,121)        (111,026)            (456)            (787)
                                                  -------------    -------------    -------------    -------------
    Net increase (decrease) ...................          72,566    $     165,449           94,528    $     138,342
                                                  =============    =============    =============    =============

Europe
  Issuance of Units ...........................         239,518    $     362,258           80,985    $      88,714
  Redemption of Units .........................         (66,703)         (99,326)         (12,304)         (15,472)
                                                  -------------    -------------    -------------    -------------
    Net increase (decrease) ...................         172,815    $     262,932           68,681    $      73,242
                                                  =============    =============    =============    =============

Strategic Income
  Issuance of Units ...........................           1,429    $       1,443            2,000    $       2,000
  Redemption of Units .........................               -                -                -                -
                                                  -------------    -------------    -------------    -------------
    Net increase (decrease) ...................           1,429    $       1,443            2,000    $       2,000
                                                  =============    =============    =============    =============

                              SEPARATE ACCOUNT VA-P

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                                        YEAR ENDED DECEMBER 31,
                                                               2000                             1999
                                                  ------------------------------    ------------------------------
                                                      UNITS            AMOUNT           UNITS           AMOUNT
                                                  -------------    -------------    -------------    -------------
High Yield
  Issuance of Units .............................          26,858    $      29,097                -   $           -
  Redemption of Units ...........................               -                -                -               -
                                                    -------------    -------------    -------------   -------------
    Net increase (decrease) .....................          26,858    $      29,097                -   $           -
                                                    =============    =============    =============   =============

Science and Technology
  Issuance of Units .............................          63,953    $      69,405                -   $           -
  Redemption of Units ...........................               -                -                -               -
                                                    -------------    -------------    -------------   -------------
    Net increase (decrease) .....................          63,953    $      69,405                -   $           -
                                                    =============    =============    =============   =============

AIM V.I. Capital Appreciation
  Issuance of Units .............................         768,325    $     814,232                -   $           -
  Redemption of Units ...........................              (8)              (8)               -               -
                                                    -------------    -------------    -------------   -------------
    Net increase (decrease) .....................         768,317    $     814,224                -   $           -
                                                    =============    =============    =============   =============

Alliance Premier Growth Class B
  Issuance of Units .............................         231,313    $     221,122                -   $           -
  Redemption of Units ...........................          (1,028)            (994)               -               -
                                                    -------------    -------------    -------------   -------------
    Net increase (decrease) .....................         230,285    $     220,128                -   $           -
                                                    =============    =============    =============   =============

Alliance Technology Class B
  Issuance of Units .............................         149,149    $     134,015                -   $           -
  Redemption of Units ...........................               -                -                -               -
                                                    -------------    -------------    -------------   -------------
    Net increase (decrease) .....................         149,149    $     134,015                -   $           -
                                                    =============    =============    =============   =============

DGPF Growth Opportunities Service Class
  Issuance of Units .............................          66,061    $      64,004                -   $           -
  Redemption of Units ...........................               -                -                -               -
                                                    -------------    -------------    -------------   -------------
    Net increase (decrease) .....................          66,061    $      64,004                -   $           -
                                                    =============    =============    =============   =============

DGPF Select Growth Service Class
  Issuance of Units .............................          15,018    $      15,344                -   $           -
  Redemption of Units ...........................               -                -                -               -
                                                    -------------    -------------    -------------   -------------
    Net increase (decrease) .....................          15,018    $      15,344                -   $           -
                                                    =============    =============    =============   =============

Franklin Small Cap Class 2
  Issuance of Units .............................          50,383    $      49,757                -   $           -
  Redemption of Units ...........................               -                -                -               -
                                                    -------------    -------------    -------------   -------------
    Net increase (decrease) .....................          50,383    $      49,757                -   $           -
                                                    =============    =============    =============   =============

Templeton Asset Strategy Class 2
  Issuance of Units .............................          70,605    $      73,921                -   $           -
  Redemption of Units ...........................               -                -                -               -
                                                    -------------    -------------    -------------   -------------
    Net increase (decrease) .....................          70,605    $      73,921                -   $           -
                                                    =============    =============    =============   =============

Templeton International Smaller Companies Class 2
  Issuance of Units .............................          16,441    $      16,854                -   $           -
  Redemption of Units ...........................               -                -                -               -
                                                    -------------    -------------    -------------   -------------
    Net increase (decrease) .....................          16,441    $      16,854                -   $           -
                                                    =============    =============    =============   =============

Van Kampen LIT Emerging Growth
  Issuance of Units .............................          69,712    $      67,900                -   $           -
  Redemption of Units ...........................               -                -                -               -
                                                    -------------    -------------    -------------   -------------
    Net increase (decrease) .....................          69,712    $      67,900                -   $           -
                                                    =============    =============    =============   =============


(a) Name changed.  See Note 1.

                              SEPARATE ACCOUNT VA-P

NOTE 6 - DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

     The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Separate Account VA-P satisfies the current requirements of the regulations, and it intends that Separate Account VA-P will continue to meet such requirements.

NOTE 7 - PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of shares of the Fund by Separate Account VA-P during the year ended December 31, 2000 were as follows:

INVESTMENT PORTFOLIO                                         PURCHASES             SALES
--------------------                                       ---------------    ----------------
International Growth....................................       $ 233,974           $ 159,901
Mid-Cap Value(a)........................................         261,190             195,299
Real Estate Growth......................................          33,060              14,468
Equity-Income...........................................         338,275             319,507
Balanced ...............................................          79,348             244,656
America Income..........................................         111,628             168,489
Money Market............................................         102,097             101,406
Swiss Franc Bond........................................         188,402             412,608
Growth Shares...........................................         741,608             602,828
Pioneer Fund(a).........................................         982,158             485,239
Emerging Markets........................................         277,566             110,606
Europe..................................................         360,562             100,697
Strategic Income........................................           1,720                  99
High Yield..............................................          30,007                 141
Science and Technology..................................          69,360                 287
AIM V.I. Capital Appreciation...........................         833,589               4,977
Alliance Premier Growth Class B.........................         222,754               3,546
Alliance Technology Class B.............................         135,416               1,833
DGPF Growth Opportunities Service Class.................          64,015                 309
DGPF Select Growth Service Class........................          15,344                  58
Franklin Small Cap Class 2..............................          49,757                 258
Templeton Asset Strategy Class 2........................          73,921                 457
Templeton International Smaller Companies Class 2.......          16,863                 135
Van Kampen LIT Emerging Growth..........................          67,900                 287
                                                           ---------------    ----------------
  Total.................................................      $5,290,514          $2,928,091
                                                           ===============    ================

(a) Name changed.  See Note 1.

NOTE 8 - ACCOUNTING PRONOUNCEMENTS

     In November of 2000, a revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide, Audits of Investment Companies, was issued and effective for fiscal years beginning after December 15, 2000. The impact of this guide is not considered to be significant.

                            PART C. OTHER INFORMATION


ITEM 24.      FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS

          Financial Statements Included in Part A
          None

          Financial Statements Included in Part B
          Financial Statements for First Allmerica Financial Life Insurance Company
          Financial Statements for Separate Account VA-P of First Allmerica Financial Life Insurance Company

          Financial Statements Included in Part C
          None

     (b)  EXHIBITS

          EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated August 20, 1991 was previously filed on April 24, 1998 in Post-Effective Amendment No. 9 of Registration Statement No. 333-86664/811-8872, and is incorporated by reference herein.

          EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

          EXHIBIT 3  (a) Underwriting and Administrative Services Agreement
                         was previously filed on April 24, 1998 in Post-Effective Amendment No. 9 of Registration Statement No. 333-86664/811-8872, and is incorporated by reference herein.

                     (b) Wholesaling Agreement was previously filed on
                         October 1, 1995 in Registration Statement No. 1 of Registration Statement No. 333-86664/811-8872, and is incorporated by reference herein. Amendment to Wholesaling Agreement was previously filed on April 24, 1998 in Post-Effective Amendment No. 9 of Registration Statement No. 333-86664/811-8872, and is incorporated by reference herein.

                     (c) Revised commission schedule was previously filed on
                         December 8, 1998 in Pre-Effective Amendment No. 1 of Registration Statement No. 333-64833/811-8872, and is incorporated by reference herein. Sales Agreements with Commission Schedule were previously filed on April 24, 1998 in Post-Effective Amendment No. 9 of Registration Statement No. 333-86664/811-8872, and are incorporated by reference herein.

                     (d) General Agent's Agreement was previously filed on April
                         24, 1998 in Post-Effective Amendment No. 9 of Registration Statement No. 333-86664/811-8872, and is incorporated by reference herein.

                     (e) Career Agent Agreement was previously filed on April
                         24, 1998 in Post-Effective Amendment No. 9 of Registration Statement No. 333-86664/811-8872, and is incorporated by reference herein.

                     (f) Registered Representative's Agreement was previously
                         filed on April 24, 1998 in Post-Effective Amendment No. 9 of Registration Statement No. 333-86664/811-8872, and is incorporated by reference herein.

          EXHIBIT 4 Draft Contract Form 3027-98 was previously filed on December 8, 1998 in Pre-Effective Amendment No. 1 of Registration Statement No. 333-64833/811-8872, and is incorporated by reference herein.

          EXHIBIT 5 Application Form SML-1447P was previously filed on December 8, 1998 in Pre-Effective Amendment No. 1 of Registration Statement No. 333-64833/811-8872, and is incorporated by reference herein.

          EXHIBIT 6  (a) The Depositor's restated Articles of Incorporation, were previously filed on October 1, 1995 in Post-Effective Amendment No. 1 of Registration Statement No. 333-86664/811-8872, and are incorporated by reference herein.

                     (b) The Depositor's revised Bylaws were previously filed on
                         May 1,1996 in Post-Effective Amendment No. 4 of Registration Statement No. 333-86664/811-8872, and are incorporated by reference herein.

          EXHIBIT 7      Not Applicable.

          EXHIBIT 8  (a) BFDS Agreements for lockbox and mailroom services were previously filed on April 24, 1998 in Post-Effective Amendment No. 9 of Registration Statement No. 333-86664/811-8872, and are incorporated by reference herein.

                     (b) Directors' Power Attorney is filed herewith.

          EXHIBIT 9      Opinion of Counsel is filed herewith.

          EXHIBIT 10     Consent of Independent Accountants is filed herewith.

          EXHIBIT 11     None.

          EXHIBIT 12     None.

          EXHIBIT 13 Schedule for Computation of Performance Calculations was previously filed on April 2000 in Post-Effective Amendment No. 3 (333-64833/811-8872), and is
                         incorporated by reference herein.

          EXHIBIT 14     Not Applicable

          EXHIBIT 15 (a) Amendment dated October 24, 2000 to the Pioneer
                         Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment was previously filed in April 2000 in Post-Effective Amendment No. 12 of Registration Statement No. 33-86664/811-8872 and is incorporated by reference herein. Participation Agreement with Pioneer was previously filed in Post-Effective Amendment No. 8 on April 24, 1998, and is incorporated by reference herein.

                     (b) Form of Amendment #6 to the AIM Participation Agreement
                         was previously filed in April 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment was previously filed in April 2000 in Post-Effective Amendment No. 12 of Registration Statement No. 33-71054/811-8114 and is incorporated by reference herein. Participation Agreement with AIM Variable Insurance Funds, Inc. was previously filed on August 27, 1998 in Post-Effective Amendment No. 2 in Registration Statement No. 333-16929/811-7747, and is incorporated by reference herein.

                     (c) Form of Amendment dated May 1, 2001 to the Amended and
                         Restated Participation Agreement, Merger and
                         Consolidated Agreement, and the Amended and Restated Participation Agreement with Alliance were previously filed in April 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and are incorporated by reference herein. Form of Participation Agreement with Alliance was previously filed in April 2000 in Post-Effective Amendment No. 12 of Registration Statement No. 33-86664/811-8872, and is incorporated by reference herewith.

                     (d) Form of Amendment dated May 1, 2001 to the Delaware
                         Group Premium Fund Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment was previously filed in April 2000 in Post-Effective Amendment No. 12 of Registration Statement No. 33-71054/811-8114 and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund and Amendment was previously filed on April 24, 1998 in Registration Statement No. 33-71052/811-8114, Post-Effective Amendment No. 9, and is incorporated by reference herein.

                     (e) Form of Amendment dated May 1, 2001 and the Franklin
                         Templeton Participation Agreement dated March 1, 2000 were previously filed in April 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and are incorporated by reference herein. Form of Participation Agreement with Franklin Templeton was previously filed in April 2000 in Post-Effective Amendment No. 12 of Registration Statement No. 33-71054/811-8114 and is incorporated by reference herein.

                     (f) Amendment dated October 19, 2000 to the Participation
                         Agreement with Van Kampen was previously filed in April 2001 in Post-Effective Amendment No. 14 of Registration Statement No. 33-86664/811-8872, and is incorporated by reference herein. Form of Participation Agreement with Van Kampen was previously filed in April 2000 in Post-Effective Amendment No. 12 of

                         Registration Statement No. 33-86664/811-8872 and is incorporated by reference herein.

ITEM 25.      DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The principal business address of all the following Directors and Officers is:
     440 Lincoln Street
     Worcester, Massachusetts 01653

                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION WITH COMPANY              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------              -----------------------------------------------
Bruce C. Anderson                           Director (since 1996) and Vice President (since 1984) of
    Director and Vice President             First Allmerica

Warren E. Barnes                            Vice President (since 1996) and Corporate Controller (since
    Vice President and Corporate            1998) of First Allmerica
    Controller

Mark R. Colborn                             Director (since 2000) and Vice President (since 1992) of First
    Director and Vice President             Allmerica

Charles F. Cronin                           Secretary and Counsel (since 2000) of First Allmerica;
    Secretary and Counsel                   Counsel (since 1996) of First Allmerica; Attorney (1991-1996)
                                            of Nutter, McClennen & Fish

J. Kendall Huber                            Director, Vice President and General Counsel (since 2000)
    Director, Vice President and            of First Allmerica; Vice President (1999) of Promos Hotel
    General Counsel                         Corporation; Vice President and Deputy General Counsel
                                            (1998-1999) of Legg Mason, Inc.; Vice President and Deputy
                                            General Counsel (1995-1998) of USF&G Corporation

John P. Kavanaugh                           Director and Chief Investment Officer (since 1996) and Vice
    Director, Vice President and            President (since 1991) of First Allmerica; Director (since 1996)
    Chief Investment Officer                and President (since 1995) of Allmerica Asset Management, Inc.

Mark C. McGivney                            Vice President (since 1997) and Treasurer (since 2000) of First
    Vice President and Treasurer            Allmerica; Associate, Investment Banking (1996-1997) of
                                            Merrill Lynch & Co.

John F. O'Brien                             Director, President and Chief Executive Officer (since 1989) of
    Director, President and                 First Allmerica
    Chief Executive Officer

Edward J. Parry, III                        Director and Chief Financial Officer (since 1996), Vice
    Director, Vice President and            President (since 1993) and Treasurer (1993-2000) of First
    Chief Financial Officer                 Allmerica





Richard M. Reilly                           Director (since 1996) and Vice President (since 1990) of First
    Director and Vice President             Allmerica; Director (since 1990), President and Chief
                                            Executive Officer (since 1995) of Allmerica Financial Life
                                            Insurance and Annuity Company; Director and President (since 1998)
                                            of Allmerica Financial Investment Management Services, Inc.

Robert P. Restrepo, Jr.                     Director and Vice President (since 1998) of First Allmerica;
    Director and Vice President             Chief Executive Officer (1996 to 1998) of Travelers
                                            Property & Casualty; Senior Vice President (1993 to 1996)
                                            of Aetna Life & Casualty Company

Eric A. Simonsen                            Director (since 1996) and Vice President (since 1990) of
    Director and Vice President             First Allmerica

Gregory D. Tranter                          Director and Vice President (since 2000) of First Allmerica;
    Director and Vice President             Vice President (1996-1998) of Travelers Property & Casualty;
                                            Director of Geico Team (1983-1996) of Aetna Life & Casualty

ITEM 26.  PERSONS UNDER COMMON CONTROL WITH REGISTRANT

                                                   Allmerica Financial Corporation

                                                              Delaware

       |               |               |               |               |               |               |               |
________________________________________________________________________________________________________________________________
      100%           100%             100%            100%            100%            100%            100%            100%
   Allmerica       Financial       Allmerica,       Allmerica   First Allmerica   AFC Capital     Allmerica      First Sterling
     Asset        Profiles, Inc.      Inc.          Funding     Financial Life      Trust I       Services          Limited
Management, Inc.                                     Corp.         Insurance                     Corporation
                                                                   Company

 Massachusetts    California     Massachusetts   Massachusetts   Massachusetts      Delaware     Massachusetts      Bermuda
      |                                                               |                                               |
      |                                  ___________________________________________________________          ________________
      |                                          |                    |                  |                            |
      |                                         100%                99.2%               100%                         100%
      |                                      Advantage            Allmerica           Allmerica                First Sterling
      |                                      Insurance              Trust           Financial Life               Reinsurance
      |                                     Network, Inc.       Company, N.A.       Insurance and                  Company
      |                                                                            Annuity Company                 Limited
      |
      |                                       Delaware       Federally Chartered      Delaware                     Bermuda
      |                                                                                   |
      |_________________________________________________________________________________________________________________________
      |      |            |             |              |             |            |            |            |            |
      |     100%         100%          100%           100%          100%         100%         100%         100%         100%
      |   Allmerica    Allmerica     Allmerica      Allmerica     Allmerica    Allmerica    Allmerica    Allmerica    Allmerica
      | Investments,   Investment    Financial      Financial    Investments  Investments  Investments  Investments  Investments
      |     Inc.       Management    Investment     Services      Insurance    Insurance   Insurance    Insurance     Insurance
      |               Company, Inc.  Management     Insurance    Agency Inc.  Agency of    Agency Inc.  Agency Inc.   Agency Inc.
      |                             Services, Inc. Agency, Inc.  of Alabama   Florida Inc. of Georgia  of Kentucky  of Mississippi
      |
      |Massachusetts  Massachusetts Massachusetts  Massachusetts   Alabama      Florida      Georgia    Kentucky      Mississippi
      |
________________________________________________________________
      |              |                |               |
     100%           100%             100%            100%
  Allmerica    Sterling Risk       Allmerica       Allmerica
   Property      Management      Benefits, Inc.      Asset
 & Casualty    Services, Inc.                      Management,
Companies, Inc.                                     Limited

    Delaware       Delaware          Florida         Bermuda
       |
________________________________________________
       |              |                |
      100%           100%             100%
  The Hanover      Allmerica        Citizens
   Insurance       Financial       Insurance
    Company        Insurance        Company
                 Brokers, Inc.    of Illinois

 New Hampshire  Massachusetts       Illinois
       |
________________________________________________________________________________________________________________________________
       |               |               |               |               |               |               |               |
      100%           100%             100%            100%            100%            100%            100%            100%
    Allmerica      Allmerica      The Hanover    Hanover Texas      Citizens     Massachusetts      Allmerica        AMGRO
    Financial        Plus           American        Insurance     Corporation    Bay Insurance      Financial         Inc.
     Benefit       Insurance       Insurance       Management                       Company         Alliance
    Insurance     Agency, Inc.      Company       Company, Inc.                                    Insurance
    Company                                                                                         Company

  Pennsylvania  Massachusetts    New Hampshire       Texas          Delaware     New Hampshire   New Hampshire   Massachusetts
                                                                       |                                               |
                                                ________________________________________________                ________________
                                                       |               |               |                               |
                                                      100%            100%            100%                            100%
                                                    Citizens        Citizens        Citizens                      Lloyds Credit
                                                    Insurance       Insurance       Insurance                      Corporation
                                                     Company         Company         Company
                                                    of Ohio        of America        of the
                                                                                     Midwest

                                                      Ohio          Michigan        Indiana                      Massachusetts
                                                                       |
                                                               _________________
                                                                       |
                                                                      100%
                                                                    Citizens
                                                                   Management
                                                                      Inc.

                                                                    Michigan



-----------------  -----------------  -----------------
   Allmerica          Greendale             AAM
    Equity             Special          Equity Fund
  Index Pool          Placements
                        Fund

 Massachusetts      Massachusetts      Massachusetts


-------- Grantor Trusts established for the benefit of First Allmerica, Allmerica Financial Life, Hanover and Citizens


          ---------------   ----------------
             Allmerica         Allmerica
          Investment Trust     Securities
                                 Trust

           Massachusetts     Massachusetts


--------  Affiliated Management Investment Companies


                  ...............
                  Hanover Lloyd's
                    Insurance
                     Company

                      Texas


-------- Affiliated Lloyd's plan company, controlled by Underwriters for the benefit of The Hanover Insurance Company


         -----------------  -----------------
            AAM Growth       AAM High Yield
             & Income         Fund, L.L.C.
            Fund L.P.

            Delaware         Massachusetts

________ L.P. or L.L.C. established for the benefit of First Allmerica, Allmerica Financial Life, Hanover and Citizens

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                    NAME                                ADDRESS                        TYPE OF BUSINESS
                    ----                                -------                        ----------------
AAM Equity Fund                                   440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

AAM Growth & Income Fund, L.P.                    440 Lincoln Street              Limited Partnership
                                                  Worcester MA 01653

AAM High Yield Fund, L.L.C.                       440 Lincoln Street              Limited liability company
                                                  Worcester MA 01653

Advantage Insurance Network, Inc.                 440 Lincoln Street              Insurance Agency
                                                  Worcester MA 01653

AFC Capital Trust I                               440 Lincoln Street              Statutory Business Trust
                                                  Worcester MA 01653

Allmerica Asset Management, Inc.                  440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653

Allmerica Asset Management Limited                440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653






Allmerica Benefits, Inc.                          440 Lincoln Street              Non-insurance medical services
                                                  Worcester MA 01653

Allmerica Equity Index Pool                       440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

Allmerica Financial Alliance Insurance            100 North Parkway               Multi-line property and casualty
Company                                           Worcester MA 01605              Insurance

Allmerica Financial Benefit Insurance             645 West Grand River            Multi-line property and casualty
Company                                           Howell MI 48843                 Insurance

Allmerica Financial Corporation                   440 Lincoln Street              Holding Company
                                                  Worcester MA 01653

Allmerica Financial Insurance                     440 Lincoln Street              Insurance Broker
Brokers, Inc.                                     Worcester MA 01653

Allmerica Financial Life Insurance                440 Lincoln Street              Life insurance, accident and health and
Annuity Company (formerly known                   Worcester MA 01653              insurance, annuities, variable
as SMA Life Assurance Company)                                                    annuities and variable life insurance

Allmerica Financial Services Insurance            440 Lincoln Street              Insurance Agency
Agency, Inc.                                      Worcester MA 01653

Allmerica Funding Corp.                           440 Lincoln Street              Special purpose funding vehicle for
                                                  Worcester MA 01653              commercial paper

Allmerica, Inc.                                   440 Lincoln Street              Common employer for Allmerica
                                                  Worcester MA 01653              Financial Corporation entities

Allmerica Financial Investment                    440 Lincoln Street              Investment advisory services
Management Services, Inc. (formerly               Worcester MA 01653
Known as Allmerica Institutional Services, Inc.
and 440 Financial Group of
Worcester, Inc.)

Allmerica Investment Management                   440 Lincoln Street              Investment advisory services
Company, Inc.                                     Worcester MA 01653

Allmerica Investments, Inc.                       440 Lincoln Street              Securities, retail broker-dealer
                                                  Worcester MA 01653

Allmerica Investment Trust                        440 Lincoln Street              Investment Company
                                                  Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Alabama                                           Worcester MA 01653






Allmerica Investments Insurance Agency of         440 Lincoln Street              Insurance Agency
Florida, Inc.                                     Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Georgia                                           Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Kentucky                                          Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Mississippi                                       Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.             440 Lincoln Street              Insurance Agency
                                                  Worcester MA 01653

Allmerica Securities Trust                        440 Lincoln Street              Investment Company
                                                  Worcester MA 01653

Allmerica Trust Company, N.A.                     440 Lincoln Street              Limited purpose national trust
                                                  Worcester MA 01653              Company

AMGRO, Inc.                                       100 North Parkway               Premium financing
                                                  Worcester MA 01605

Citizens Insurance Company of America             645 West Grand River            Multi-line property and casualty
                                                  Howell MI 48843                 Insurance

Citizens Insurance Company of Illinois            333 Pierce Road                 Multi-line property and casualty
                                                  Itasca IL 60143                 Insurance

Citizens Insurance Company of the                 3950 Priority Way               Multi-line property and casualty
Midwest                                           South Drive, Suite 200          Insurance
                                                  Indianapolis IN 46240

Citizens Insurance Company of Ohio                8101 N. High Street             Multi-line property and casualty
                                                  P.O. Box 342250                 Insurance
                                                  Columbus OH 43234

Citizens Management, Inc.                         645 West Grand River            Services management company
                                                  Howell MI 48843

Financial Profiles, Inc.                          5421 Avenida Encinas            Computer software company
                                                  Suite A
                                                  Carlsbad, CA  92008

First Allmerica Financial Life Insurance          440 Lincoln Street              Life, pension, annuity, accident
Company (formerly State Mutual Life               Worcester MA 01653              and health insurance company
Assurance Company of America)


First Sterling Limited                            41 Cedar Avenue                 Holding Company
                                                  Hamilton HM 12,
                                                  Bermuda

First Sterling Reinsurance Company                41 Cedar Avenue                 Reinsurance Company
Limited                                           Hamilton HM 12,
                                                  Bermuda

Greendale Special Placements Fund                 440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

The Hanover American Insurance                    100 North Parkway               Multi-line property and casualty
Company                                           Worcester MA 01605              Insurance

The Hanover Insurance Company                     100 North Parkway               Multi-line property and casualty
                                                  Worcester MA 01605              Insurance

Hanover Texas Insurance Management                NationsBank Tower               Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                     15301 Dallas Parkway            Insurance Company
                                                  Dallas TX 75248

Hanover Lloyd's Insurance Company                 NationsBank Tower               Multi-line property and casualty
                                                  15301 Dallas Parkway            Insurance
                                                  Dallas TX 75248

Lloyds Credit Corporation                         440 Lincoln Street              Premium financing service
                                                  Worcester MA 01653              Franchises

Massachusetts Bay Insurance Company               100 North Parkway               Multi-line property and casualty
                                                  Worcester MA 01605              Insurance

Sterling Risk Management Services, Inc.           440 Lincoln Street              Risk management services
                                                  Worcester MA 01653

VeraVest, Inc. (formerly known as Allmerica       440 Lincoln Street              Securities, retail broker-dealer
Services Corporation)                             Worcester MA 01653

ITEM 27.      NUMBER OF CONTRACT OWNERS

     As of February 28, 2001, there were 74 Contract holders of qualified Contracts and 260 Contract holders of non-qualified Contracts.

ITEM 28.      INDEMNIFICATION

     To the fullest extent permissible under Massachusetts General Laws, no director shall be personally liable to the Company or any policyholder for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law to the contrary; provided, however, that this provision shall not eliminate or limit the liability of a director.

     1. for and breach of the director's duty of loyalty to the Company or its policyholders;

     2. for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of law;

     3. for liability, if any, imposed on directors of insurance companies pursuant to M.G.L.A. c. 156B Section 61 or M.G.L.A. c. 156B Section 62;

     4. for any transactions from which the director derived an improper personal benefit.

ITEM 29.      PRINCIPAL UNDERWRITERS

     (a) Allmerica Investments, Inc. also acts as principal underwriter for the following:

          o VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account IMO, Separate Account FUVUL, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

          o Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account SPVL, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

          o   Allmerica Investment Trust

     (b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:
          440 Lincoln Street
          Worcester, Massachusetts 01653


         NAME                                             POSITION OR OFFICE WITH UNDERWRITER
         ----                                             -----------------------------------
Margaret L. Abbott                                        Vice President

Emil J. Aberizk, Jr.                                      Vice President

Edward T. Berger                                          Vice President and Chief Compliance Officer

Michael J. Brodeur                                        Vice President Operations

Mark R. Colborn                                           Vice President

Charles F. Cronin                                         Secretary/Clerk

Claudia J. Eckels                                         Vice President


Philip L. Heffernan                                       Vice President

J. Kendall Huber                                          Director

Mark C. McGivney                                          Treasurer

William F. Monroe, Jr.                                    President, Director and Chief Executive Officer

K. David Nunley                                           Vice President

Stephen Parker                                            Vice President and Director

Richard M. Reilly                                         Director and Chairman of the Board

Eric A. Simonsen                                          Director

     (c) As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by Allmerica Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 1999. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 30.      LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 31.      MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's variable accounts.

ITEM 32.      UNDERTAKINGS

     (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) The registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

     (c) The registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) The Company and the Registrant hereby represent that the aggregate fees and charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(B) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, a separate account of First Allmerica Financial Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption/withdrawal restrictions imposed by the Program and by
         Section 403(b)(11) to the attention of potential participants.

     4. A signed statement acknowledging the participant's understanding of (i) the restrictions on redemption imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

     Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 2nd day of April, 2001.

                            SEPARATE ACCOUNT VA-P OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                           By: /s/ Charles F. Cronin
                               -----------------------------
                               Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                               Title                                                         Date
----------                               -----                                                         ----
/s/ Warren E. Barnes
------------------------------------
Warren E. Barnes                         Vice President and Corporate Controller                       April 2, 2001

Edward J. Parry*                         Director, Vice President and Chief Financial Officer
------------------------------------

Richard M. Reilly*                       Director and Vice President
------------------------------------

John F. O'Brien*                         Director, President  and Chief Executive Officer
------------------------------------

Bruce C. Anderson*                       Director and Vice President
------------------------------------

Mark R. Colborn*                         Director and Vice President
------------------------------------

John P. Kavanaugh*                       Director, Vice President and Chief Investment Officer
------------------------------------

J. Kendall Huber*                        Director, Vice President and General Counsel
------------------------------------

Robert P. Restrepo, Jr.*                 Director and Vice President
------------------------------------

Eric A. Simonsen*                        Director and Vice President
------------------------------------

Gregory D. Tranter*                      Director and Vice President
------------------------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated September 18, 2000 duly executed by such persons.

/s/ Sheila B. St. Hilaire
------------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-64833)

                                  EXHIBIT TABLE

Exhibit 8(b)            Directors' Power of Attorney

Exhibit 9               Opinion of Counsel

Exhibit 10              Consent of Independent Accountants